UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act File number: 811-23429
HOMESTEAD FUNDS TRUST (Exact name of registrant as specified in charter) 4301 Wilson Boulevard Arlington, VA 22203 (Address of principal executive office – Zip code)
Danielle Sieverling Homestead Funds Trust 4301 Wilson Boulevard Arlington, VA 22203 (Name and address of agent for service)
Copies to: Amy Ward Pershkow, Esq. Vedder Price P.C. 1401 New York Avenue Washington, D.C. 20005 (Name and addresses of agent for service)
Registrant’s telephone number, including area code: 800-258-3030 Date of fiscal year end: December 31 Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Not applicable.

Semi-Annual Report

June 30, 2023

Our Funds

Daily Income Fund (HDIXX)	Stock Index Fund (HSTIX)
Short-Term Government Securities Fund (HOSGX)	Value Fund (HOVLX)
Short-Term Bond Fund (HOSBX)	Growth Fund (HNASX)
Intermediate Bond Fund (HOIBX)	International Equity Fund (HISIX)
Rural America Growth & Income Fund (HRRLX)	Small-Company Stock Fund (HSCSX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 17, 2023, for each fund as of June 30, 2023. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President's Letter

2023 Semi-Annual Report

July 17, 2023

Dear Shareholders:

For the six-month period ended June 30, 2023, returns for most broad stock market indexes were positive, with growth strategies leading value approaches and large-cap stocks outperforming their small-company peers. Fixed-income index returns were also largely positive for the same year-to-date period, although the second quarter was more challenging as interest rates climbed higher across the yield curve. Investors continued to focus on Federal Reserve (Fed) policy — whether and how quickly the Fed would pause in its tightening course — and the chance that policy moves might overcorrect for inflation and labor market strength, tipping the economy into recession.

The collapse of Silicon Valley Bank in March was the start of several banking sector problems that rattled investors. Later in March, regulators closed Signature Bank following a run on deposits, and in May, First Republic Bank was taken over by regulators and sold to JP Morgan. The government's response to problems in the banking sector was swift and looks to have calmed the markets.

In the summer months, a wave of excitement over new artificial intelligence technology provided tailwinds for large-cap technology and communications services companies. Additionally, consumers were feeling a bit more optimistic, according to July data from the University of Michigan Index of Consumer Sentiment. Stability in the labor markets also contributed to brightening views, as did the continued retreat of last year's inflation surge.

The Fed's campaign to stifle inflation has been successful to date, with top-line inflation falling to an annual rate of 3% in the June reading. As policymakers say that it takes 12 to 18 months for interest rate hikes to "work through the system," it's difficult to gauge in the short term how many hikes will be needed. Though markets had previously anticipated the likelihood of rate cuts later in 2023, expectations have shifted to match the Fed's language, which has been reiterating the possibility of one or two more rate increases before the effort is finished.

If the Fed can continue to taper its aggressive pace of rate hikes that should help steady the markets. But we'll also be watching the unemployment rate and consumer spending and confidence for an indication of the strength of the economy. We appreciate your continued trust and confidence. Our representatives are here to speak with you about your portfolio and discuss your financial planning considerations. We welcome your call at 800.258.3030, option 2, or book an appointment online at homesteadfunds.com/appointments.

Sincerely,

Mark D. Santero

CEO, President and Director/Trustee

Homestead Funds

Mark Santero

CEO, President and Director/Trustee

Daily Income Fund

Performance Evaluation | Prepared by the Fund's Subadviser, Invesco Advisers, Inc.

Performance

The fund earned a return of 2.08% for the six-month period ended June 30, 2023. The seven-day effective yield was 4.61% as of June 30, 2023.

Market Conditions

The Federal Open Market Committee (FOMC) continued its aggressive stance on fighting inflation despite volatile market conditions in the first half of 2023. The FOMC raised interest rates 0.25% in each of the first three meetings, bringing the target range for the effective federal funds rate to 5.00%-5.25% before a "hawkish hold" in the June meeting. The Consumer Price Index (CPI) has been on a steady decline since January's print of 6.4% year over year as June's reading of 3.0% is the lowest since early 2021. Core CPI in June remains slightly more elevated at 4.8% but supports the downward trend for inflation as energy, travel and transportation show the deepest declines. Despite 500 basis points of tightening since the FOMC started its hiking cycle in March 2022, which has caused elevated mortgage rates and could cause higher unemployment and stagnant consumer spending, housing remains strong, the labor market has remained stronger than expected with unemployment at 3.6%, and consumer consumptions remain healthy. The possibility of a soft landing remains in the FOMC's outlook.

The year 2023 has proven to be volatile with market price movements driven by varying themes nearly each month. The year started off with recession fears and overheated economic growth and inflation. In March, we saw investors fixated on global banking fears, followed by contentious debt ceiling negotiations in May. After a resolution, June brought an abundance of Treasury bill issuance to build back the Treasury's General Account (TGA). In June alone, there was $461 billion in net new issuance with estimates of nearly $1 trillion more to come over the next few months. This has improved the supply/demand imbalance on the front end of the curve with the Secured Overnight Financing Rate and Treasury bills one month and in yielding at or above the Federal Reserve's (Fed's) Reverse Repo Program. Yet, there is still an abundance of cash in the front end with money market fund assets continuing to grow, hitting a record high of $5.4 trillion. Investors are extending their weighted average maturities, with breakevens beginning to look more attractive as the Fed gets closer to the end of its hiking cycle. Short-term yields also remain elevated on the heels of the FOMC, as the market started pricing in a higher terminal federal funds rate than previously expected.

built on macroeconomic factors, effects of supply and demand dynamics relating to the Treasury market, and break-even analysis based on expected interest rate on the yield curve. We have utilized a barbell investment strategy that encapsulates a substantial amount of maturities in very short tenures to align in cadence with the Fed's aggressive rate hike policy while investing in longer tenured Treasury and government agency floating rate notes that provide relative value. As we approach the later part of the hiking cycle, we intend to continue detailed security selection that takes advantage of the evolving market environment. We maintain a weighted average life position that reflects opportunistic fixed and floating rate note holdings that we believe offer diversification and attractive discount margins.

We believe that the fund is currently well positioned with an appropriate weighted average maturity in this current Fed monetary policy environment and captures a model that remains competitive and flexible in seeking to take advantage of the later part of the rising rate cycle. As Treasury bill issuance continues to increase along with rising Treasury bill yields, the Fed's awarded amount at the daily reverse repurchase agreement facility has decreased almost in unison. We will be closely monitoring U.S. economic data releases, examining them for any weakness or unexpected strength that could push the FOMC to act beyond the current market pricing of near-term rates, which include one more interest rate hike in the July meeting and smaller probability for a hike by November. An interest rate cut is priced in during the first quarter of 2024. Inflation should continue to moderate through the rest of the year, although it will likely remain higher than the Fed's 2% target. We believe that potential hawkish comments from FOMC officials are likely to keep the market on its toes and rates elevated for the time being, even though the market has consistently undermined the FOMC's rhetoric of "higher rates for longer."

Outlook

The Invesco Global Liquidity Team took over the day-to-day management of the Daily Income Fund portfolio on May 1, 2021. Our investment strategy and security selection are

2Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	3.26	1.11	0.62

Yield

Annualized 7-day current yield quoted 06/30/23	4.61%

Security Diversification

% of Total Investments

	as of 12/31/22	as of 06/30/23
U.S. government and agency obligations	81.2	98.2
Short-term and other assets*	18.8	1.8
Total	100.0%	100.0%

Maturity

	as of 12/31/22	as of 06/30/23
Average weighted maturity	34 days	41 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The Daily Income Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee and/or reimbursed fund expenses during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*Represents investment in an unaffiliated U.S. government money market fund.

Performance Evaluation	3

Short-Term Government Securities Fund

Performance Evaluation | Prepared by the Fund's Investment Adviser, Homestead Advisers Corp.

Performance

The fund returned 1.11% for the six-month period ended June 30, 2023, outperforming its benchmark index, the ICE BofA 1-5 Year U.S. Treasury Index, which returned 0.94%.

The main contributor to the fund's relative outperformance was its overweight allocation to agency issuers backed by the full faith and credit of the U.S. government. Additionally, the fund's allocation to asset-backed securities and financial institutions was also a contributor during the period as credit spreads performed well. On the other hand, the fund's underweight allocation to U.S. Treasuries was a detractor in a period where the yield curve became more inverted. The fund's yield curve positioning contributed to underperformance due to the flattening of the U.S. Treasury yield curve and the fund's positioning relative to the benchmark.

The team made changes to the fund's duration compared with its benchmark during the period when interest rates increased. These changes were made to take advantage of higher long-term income opportunities.

Market Conditions

The U.S. economy demonstrated resilience in the first half of 2023, with GDP growth slightly below the long-term average, remaining below 2%. This modest growth rate indicates a slowdown compared with previous years but still reflects a stable economic performance.

Employment remained robust during the period, as the average unemployment rate stood at a commendable 3.6%. This low level of unemployment highlights a strong labor market, although job openings experienced a decline throughout the first half of the year, potentially signaling a slowdown in hiring activity.

The Federal Reserve (Fed) responded to the economic landscape by raising the fed funds rate by another 75 basis points (bps) in the first half of 2023, despite skipping rate hikes during the June meeting. Currently, the overnight rate ranges from 5%-5.25%. Policymakers have indicated their intention to implement two additional rate increases of 25 bps each during the second half of the year, demonstrating a cautious approach to monetary policy.

Inflation, while coming down from its peak in the prior year, remains a challenge to achieving price stability. The Fed emphasized that overnight rates would need to remain higher for a longer period to address this issue and bring inflation down to 2% as measured by the Core Personal Consumption Expenditures Price Index.

Despite four regional banks failing during the period, the markets remained resilient. The failures of Silicon Valley and Signature banks exerted downward pressure on bond prices

Investment Adviser: Homestead Advisers

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

for regional banks. However, investment-grade credit spreads tightened as investors reassessed the economic outlook. Economists have pushed out any signs of recession into 2024-2025, contributing to market stability.

Outlook

Looking ahead, we anticipate the Fed to conclude the current tightening cycle, possibly delivering one or two more 25 bps rate increases. As monetary policy works with a lag, the effects of the 500+ bps of tightening are still making their way through the economy.

Inflation in the U.S. is expected to continue moderating, although certain aspects such as shelter and services could remain stickier. We will closely monitor inflation expectations overseas and any significant actions taken by the European Central Bank, Bank of England and the Bank of Japan, as they can influence the global inflation outlook.

The economy is projected to continue delivering positive growth, albeit at a slower pace. Jobless claims will provide important clues about the employment picture and overall labor market conditions.

The yield curve is expected to start normalizing, and the current inversion should begin to unwind, which could have implications for interest rate expectations and market sentiment.

Investment-grade credit spreads are likely to be range-bound. Any spread widening may present an opportunity to add to existing positions. Overall, we believe the fixed-income market is offering very attractive yields, providing a compelling reward-to-risk proposition for investors.

Finally, we favor mortgage-backed securities and asset-backed securities given their current valuations, as we believe they offer attractive opportunities for investment.

4Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	-0.34	0.57	0.58
ICE BofA 1-5 Year U.S. Treasury Index	-0.43	0.90	0.85

Security Diversification

% of Total Investments

	as of 12/31/22	as of 06/30/23
U.S. government and agency obligations	66.6	63.4
Corporate bonds—government guaranteed	25.8	18.7
Mortgage-backed securities	1.1	10.9
Asset-backed securities	3.1	3.2
Corporate bonds—other	1.6	2.0
Municipal bonds	0.1	0.0
Short-term and other assets*	1.7	1.8
Total	100.0%	100.0%

Maturity

							as of 12/31/22		as of 06/30/23
Average weighted maturity							2.48		2.72
Performance Comparison
$12,000
	Short-Term Government Securities Fund				ICE BofA 1-5 Year U.S. Treasury Index
11,500

11,000

10,500

10,000

9,500

9,000
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year U.S. Treasury Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

*Represents investment in an unaffiliated U.S. government money market fund.

Performance Evaluation	5

Short-Term Bond Fund

Performance Evaluation | Prepared by the Fund's Investment Adviser, Homestead Advisers Corp.

Performance

The fund returned 1.70% for the six-month period ended June 30, 2023, outperforming its benchmark index, the ICE BofA 1-5 Year Corporate/Government Index, which returned 1.21%.

The main contributor to the fund's relative outperformance was its overweight allocation to the financials, industrials and asset-backed sectors. The fund's underweight allocation to U.S. Treasuries was a detractor in a period where the yield curve became more inverted. The fund's yield curve positioning contributed to underperformance due to the flattening of the U.S. Treasury yield curve and the fund's positioning relative to the benchmark.

The team made changes to the fund's duration compared with its benchmark during the period when interest rates increased. These changes were made to take advantage of higher long-term income opportunities. Additionally, the team also added corporate bonds through industrials and financials while reducing its allocations to U.S. Treasuries.

Market Conditions

The U.S. economy demonstrated resilience in the first half of 2023, with GDP growth remaining slightly below the long-term average of 2%. This modest growth rate indicates a slowdown compared with previous years but still reflects a stable economic performance.

Employment remained robust during the period, as the average unemployment rate stood at a commendable 3.6%. This low level of unemployment highlights a strong labor market, although job openings experienced a decline throughout the first half of the year, potentially signaling a slowdown in hiring activity.

The Federal Reserve (Fed) responded to the economic landscape by raising the fed funds rate by another 75 basis points (bps) in the first half of 2023, despite skipping rate hikes during the June meeting. Currently, the overnight rate ranges from 5%-5.25%. Policymakers have indicated their intention to implement two additional rate increases of 25 bps each during the second half of the year, demonstrating a cautious approach to monetary policy.

Inflation, while coming down from its peak in the prior year, remains a challenge to achieving price stability. The Fed emphasized that overnight rates would need to remain higher for a longer period to address this issue and bring inflation down to 2% as measured by Core PCE.

Despite four regional banks failing during the period, the markets remained resilient. The failures of Silicon Valley and Signature banks exerted downward pressure on bond prices for regional banks. However, investment-grade credit

Investment Adviser: Homestead Advisers

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

spreads tightened as investors reassessed the economic outlook. Economists have pushed out any signs of recession into 2024-2025, contributing to market stability.

Outlook

Looking ahead, we anticipate the Fed to conclude the current tightening cycle, possibly delivering one or two more 25 bps rate increases. As monetary policy works with a lag, the effects of the 500+ bps of tightening are still making their way through the economy.

Inflation in the U.S. is expected to continue moderating, although certain aspects such as shelter and services could remain stickier. We will closely monitor inflation expectations overseas and any significant actions taken by the European Central Bank, Bank of England and the Bank of Japan, as they can influence the global inflation outlook.

The economy is projected to continue delivering positive growth, albeit at a slower pace. Jobless claims will provide important clues about the employment picture and overall labor market conditions.

The yield curve is expected to start normalizing, and the current inversion should begin to unwind, which could have implications for interest rate expectations and market sentiment.

Investment-grade credit spreads are likely to be range-bound. Any spread widening may present an opportunity to add to existing positions. Overall, we believe the fixed-income market is offering very attractive yields, providing a compelling reward-to-risk proposition for investors.

Finally, we favor mortgage-backed and asset-backed securities given their current valuations, as we believe they offer attractive opportunities for investment.

6Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	0.79	0.98	1.16
ICE BofA 1-5 Year Corp./Gov. Index	0.18	1.17	1.18

Security Diversification

% of Total Investments

	as of 12/31/22	as of 06/30/23
U.S. government and agency obligations	51.4	43.9
Corporate bonds—other	26.1	31.1
Asset-backed securities	10.4	9.6
Yankee bonds	7.3	9.0
Mortgage-backed securities	0.9	3.9
Corporate bonds—government guaranteed	2.1	1.4
Municipal bonds	0.6	0.6
Short-term and other assets	1.2	0.5
Total	100.0%	100.0%

Maturity

							as of 12/31/22		as of 06/30/23
Average weighted maturity							2.70		2.77
Performance Comparison
$13,000
	Short-Term Bond Fund		ICE BofA 1-5 Year Corp./Gov. Index
12,000

11,000

10,000

9,000
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year Corp./Gov. Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	7

Intermediate Bond Fund

Performance Evaluation | Prepared by the Fund's Investment Adviser, Homestead Advisers Corp.

Performance

The fund returned 2.67% for the six-month period ended June 30, 2023, outperforming its benchmark index, the Bloomberg U.S. Aggregate Index, which returned 2.09%. The overall market delivered positive returns for the first half of the year.

The fund's main contributor to performance was its overweight allocation to asset-backed securities, financials and industrials. Additionally, its overall duration and yield curve positioning contributed to performance. On the other hand, its exposure to mortgage-backed securities detracted from performance. The portfolio management team rotated exposure on a relative value basis, reducing U.S. Treasuries and increasing exposure to mortgage-backed securities, industrials and financials through the period adjusting for expectations of greater reward to risk.

The team made changes to the fund's duration compared with its benchmark during the period when interest rates increased. These changes were made to take advantage of higher long-term income opportunities.

Market Conditions

The U.S. economy demonstrated resilience in the first half of 2023, with GDP growth remaining slightly below the long-term average of 2%. This modest growth rate indicates a slowdown compared with previous years but still reflects a stable economic performance.

Employment remained robust during the period, as the average unemployment rate stood at a commendable 3.6%. This low level of unemployment highlights a strong labor market, although job openings experienced a decline throughout the first half of the year, potentially signaling a slowdown in hiring activity.

The Federal Reserve (Fed) responded to the economic landscape by raising the fed funds rate by another 75 basis points (bps) in the first half of 2023, despite skipping rate hikes during the June meeting. Currently, the overnight rate ranges from 5%-5.25%. Policymakers have indicated their intention to implement two additional rate increases of 25 bps each during the second half of the year, demonstrating a cautious approach to monetary policy.

Inflation, while coming down from its peak in the prior year, remains a challenge to achieving price stability. The Fed emphasized that overnight rates would need to remain higher for a longer period to address this issue and bring inflation down to 2% as measured by the Core Personal Consumption Expenditures Price Index.

Despite four regional banks failing during the period, the markets remained resilient. The failures of Silicon Valley and Signature banks exerted downward pressure on bond prices

Investment Adviser: Homestead Advisers

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

for regional banks. However, investment-grade credit spreads tightened as investors reassessed the economic outlook. Economists have pushed out any signs of recession into 2024-2025, contributing to market stability.

Outlook

Looking ahead, we anticipate the Fed to conclude the current tightening cycle, possibly delivering one or two more 25 bps rate increases. As monetary policy works with a lag, the effects of the 500+ bps of tightening are still making their way through the economy.

Inflation in the U.S. is expected to continue moderating, although certain aspects such as shelter and services could remain stickier. We will closely monitor inflation expectations overseas and any significant actions taken by the European Central Bank, Bank of England, and the Bank of Japan, as they can influence the global inflation outlook.

The economy is projected to continue delivering positive growth, albeit at a slower pace. Jobless claims will provide important clues about the employment picture and overall labor market conditions.

The yield curve is expected to start normalizing, and the current inversion should begin to unwind, which could have implications for interest rate expectations and market sentiment.

Investment-grade credit spreads are likely to be range-bound. Any spread widening may present an opportunity to add to existing positions. Overall, we believe the fixed-income market is offering very attractive yields, providing a compelling reward-to-risk proposition for investors.

Finally, we favor mortgage-backed and asset-backed securities given their current valuations, as we believe they offer attractive opportunities for investment.

8Performance Evaluation

Intermediate Bond Fund

Average Annual Total Returns (periods ended 06/30/23)

		Since Inception
	1 YR %	%
Intermediate Bond Fund	-0.49	0.01
Bloomberg U.S. Aggregate Index	-0.94	-0.19

Security Diversification

% of Total Investments

	as of 12/31/22	as of 06/30/23
Mortgage-backed securities	22.3	30.2
Corporate bonds—other	23.0	28.3
U.S. government and agency obligations	34.5	23.8
Asset-backed securities	9.2	8.0
Yankee bonds	4.9	6.2
Municipal bonds	2.5	1.9
Corporate bonds—government guaranteed	0.4	0.1
Short-term and other assets	3.2	1.5
Total	100.0%	100.0%

Maturity

	as of 12/31/22	as of 06/30/23
Average weighted maturity	8.34	8.84
Performance Comparison

$12,000

Intermediate Bond Fund	Bloomberg U.S. Aggregate Index

11,000

10,000

9,000
5/1/2019	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg U.S. Aggregate Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the inception to date period and waived a portion of its management fee during the 1-year period. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	9

Rural America Growth & Income Fund

Performance Evaluation | Prepared by the Fund's Investment Adviser, Homestead Advisers Corp.

Performance

The Rural America Growth & Income Fund returned 3.43% for the six-month period ended June 30, 2023. Both asset classes, stocks and bonds, were up modestly during the period. However, the portfolio underperformed its benchmark, a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%), which returned 10.17% during the same period.

Portfolio Review

The fund's shortfall relative to the benchmark is attributable to the equity sleeve, where sector allocation and stock selection effects were both negative. The worst performing equity sectors in the fund were information technology and consumer discretionary, primarily due to our lack of exposure to a handful of mega-capitalization companies that constituted the majority of the total market return year to date. These companies generally are not included in the fund's investable universe. In addition, several of our equity holdings underperformed in the period, including regional bank companies such as Truist Financial Corporation and Glacier Bancorp, Inc. In the wake of the banking panic earlier in the year, regional banks have been under pressure from concerns about the impact of rising interest rates on banks' deposit losses, net interest margin compression and credit deterioration.

Although the fund's strong performance in other equity holdings was not enough to offset the detractions discussed above, we would highlight a few positive standouts during the period. In health care, which was the top sector, the fund profited from good stock selections in Stryker Corporation, a leading medical technology company in the orthopedics market benefitting from an acceleration in surgical procedure volumes, as well as Zoetis, Inc., a large animal health science company with significant new product innovations driving above-average growth.

The fixed-income sleeve's main contributors to performance were its overweight allocation in the agency sector relative to the Treasuries sector and overweight allocation to asset-backed securities. Additionally, its overall duration and yield curve positioning also contributed to performance. On the other hand, its exposure to regional banks during the banking panic meant return in that sector lagged the benchmark by the end of the period. The portfolio management team rotated exposure on a relative value basis, reducing agencies and increasing exposure to

U.S. Department of Agriculture Rural Development mortgage-backed securities. The portfolio management team added to the fund's duration relative to its benchmark throughout the period as interest rates rose, taking advantage of the higher yields available.

During the first half of the year, we initiated new positions in several larger market capitalization names. We added Micron Technology, Inc. for additional exposure to the burgeoning semiconductor industry, Freeport-McMoRan Inc. on a pullback in copper and commodities prices, and T-Mobile US, Inc. as the market share gainer in the wireless and broadband communication services. All three companies

Investment Adviser: Homestead Advisers

Mark Iong, CFA

Equity Portfolio Manager

BS, Operations Research and Information

Engineering, Cornell

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Homestead Advisers' Jim Polk, head of equity investments, and Mauricio Agudelo, head of fixed-income investments, co-manage this fund with the individuals named above. Their bios appear in adjacent fund manager letters.

are intimately connected with several of the key thematic drivers that we believe will help unlock the economic potential in rural parts of our nation. To fund these purchases, we decided to exit out of two holdings, Block, Inc. and Air Transport Services Group, Inc., where underlying fundamentals have deteriorated.

Outlook

Looking ahead, we anticipate the Federal Reserve to conclude the current tightening cycle, possibly delivering one or two more 25 basis points (bps) rate increases. As monetary policy works with a lag, the effects of the 500+ bps of tightening are still making their way through the economy. Inflation in the U.S. is expected to continue moderating, although certain aspects such as shelter and services could remain stickier.

The economy is projected to continue delivering growth, albeit at a slower pace. Jobless claims will provide important clues about the employment picture and overall labor market conditions. Furthermore, the fiscal stimulus being provided to the rural economy should have a positive impact on our holdings.

On the equity side, we remain cautiously optimistic on the market for the remainder of the year, and if performance can broaden beyond mega-capitalization stocks, we believe our equity holdings should be well positioned to capture the upside.

Lastly, the yield curve is expected to start normalizing, and the current inversion should begin to unwind, which could have implications for interest rate expectations and market sentiment. Investment-grade credit spreads are likely to be range-bound. Any spread widening may present an opportunity to add to existing positions. Overall, we believe the fixed-income market is offering very attractive yields, providing a compelling reward-to-risk proposition for investors.

10Performance Evaluation

Rural America Growth & Income Fund

Average Annual Total Returns (periods ended 06/30/23)

		Since Inception
	1 YR %	%
Rural America Growth & Income Fund	4.59	-3.37
Blended Index*	11.33	0.46
Russell 3000 Index**	18.95	2.49
Bloomberg Intermediate U.S. Government/Credit Bond Index**	-0.10	-3.26

Security Diversification

% of Total Investments
as of 06/30/23
Common stocks	58.1
Information technology	11.3
Industrials	9.6
Health care	9.2
Financials	7.4
Consumer discretionary	6.6
Real estate	4.1
Consumer staples	3.0
Materials	3.0
Energy	2.6
Communication services	1.3
U.S. government and agency obligations	22.1
Corporate bonds—other	11.5
Asset-backed securities	2.6
Mortgage-backed securities	1.9
Municipal bonds	1.4
Short-term and other assets	2.4
100.0%

Top 10 Holdings

% of Total Investments
as of 06/30/23
Federal Farm Credit Bank, 08/15/28,
3.88%	3.1
Deere & Co.	2.5
Zoetis Inc.	2.4
Federal Farm Credit Bank, 9/27/29,
4.00%	2.3
Federal Farm Credit Bank, 2/25/26,
3.32%	2.3
Hershey Co. (The)	2.3
Stryker Corp.	2.2
Federal Farm Credit Bank, 10/21/25,
0.52%	2.1
Tennessee Valley Authority	2.1
Fastenal Co.	2.1
Total	23.4%

Maturity

			as of 12/31/22	as of 06/30/23
Average weighted maturity			4.17	4.22
Performance Comparison
$12,000
	Rural America Growth & Income Fund	Russell 3000 Index

11,000	Bloomberg Intermediate U.S. Government / Credit Bond Index		Blended Index*

10,000

9,000

8,000
5/1/2021	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund, the Blended Index* and the two component indexes of the Blended Index made on May 1, 2021.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Rural America Growth & Income Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

*The fund's Blended Index is a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%).

**The returns of the Russell 3000 Index and the Bloomberg Intermediate U.S. Government/Credit Bond Index are shown because these indexes are the two components of the Blended Index.

Performance Evaluation	11

Stock Index Fund

Performance Evaluation | Prepared by the Master Portfolio's Investment Adviser, BlackRock Fund Advisors

Index and Fund Performance

For the six-month period ended June 30, 2023, the U.S. large-cap market metric and the fund's benchmark, the S&P 500 Stock Index, returned 16.89%. The fund returned 16.62% for the same period. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

During the six-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.

Market Conditions

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product, inflation data led investors to position for slower rate rises from the Federal Reserve (Fed). In February 2023, the Fed reiterated its commitment to raise interest rates to bring the inflation rate down, especially if macro data continued to come in stronger than expected. Later in the quarter, investors' attention quickly switched to headline news about the banking sector, which led to a major sell-off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter 2023, the Fed raised the interest rate by 25 basis points (bps) in February and March 2023, bringing it to the range of 4.75%-5.00%. This represented the ninth consecutive interest rate hike. A slight shift in rhetoric was interpreted as the rate hiking cycle was nearing a pause, although Fed Chair Jerome Powell was clear that additional "policy firming" may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the U.S. debt ceiling dampened market sentiment in May 2023, before Congress reached an agreement to suspend it through January 1, 2025. Later in the quarter, markets rallied, boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised the interest rate by 25 bps over the quarter, bringing rates to the range of 5.00%-5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

In the second quarter of 2023, from a Global Industry Classification Standard sector perspective, information technology (+17.23%), consumer discretionary (+14.58%) and communication services (+13.06%) were among the best performers, while utilities (-2.05%), energy (-0.89%) and consumer staples (0.45%) were among the worst performers.

12Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	19.03	11.73	12.27
S&P 500 Stock Index	19.59	12.31	12.86

Sector Diversification

% of Total Investments
as of 06/30/23
Information technology	25.5
Health care	15.7
Financials	12.3
Consumer discretionary	9.7
Industrials	8.6
Communication	7.2
Consumer staples	7.2
Energy	5.2
Utilities	3.2
Materials	2.7
Real Estate	2.7
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/23
Apple, Inc.	6.0
Microsoft Corp.	5.5
Alphabet, Inc.	3.1
Amazon.com, Inc.	2.3
Berkshire Hathaway Inc.	1.7
UnitedHealth Group Inc.	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
JPMorgan Chase & Co.	1.2
NVIDIA Corp.	1.1
Total	25.2%

Performance Comparison

$50,000

Stock Index Fund	S&P 500 Stock Index

40,000

30,000

20,000

10,000

0
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the S&P 500 Stock Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	13

Value Fund

Performance Evaluation | Prepared by the Fund's Investment Adviser, Homestead Advisers Corp.

Performance

The fund returned 3.48% for the first half of the year ended June 30, 2023, trailing its benchmark index, the Russell 1000 Value Index, which returned 5.12%. Underperformance in the period was due primarily to stock selection.

Portfolio Review

A slight positive in sector allocation was offset by underperformance in stock selection.

As the market rebounded from a difficult 2022, more defensive sectors lagged during this reporting period. An underweighting in the staples sector and a significant underweight to utilities, which were the worst performing sectors during the period, were both large contributors to performance. The fund's being overweight the industrials sector, one of the better performing sectors, was also beneficial. Offsets to these positives were overweights in health care, a more defensive sector, and a slight underweight in communication services.

Stock selection was detrimental to performance with strong selection in information technology and communication services offset by underperformance in industrials and health care.

On the positive side, two long-term holdings, Microsoft and Alphabet, were top contributors in the period. Both stocks rebounded from a difficult 2022. Microsoft's exposure to artificial intelligence (AI) continued to strengthen as new use cases continue to be developed. Its cloud computing service, Azure, benefits from people using open AI. It also continued to infuse AI into its business productivity segment. We believe Alphabet will also be a long-term winner as AI continues to be developed. Throughout the period, the company saw an improvement in its search engine business and should benefit from increased ad spending as the economy improves.

Long-term holding Parker Hannifin an industrial conglomerate, continues to reshape its portfolio via acquisitions into long cycle businesses with less economic cyclicality. Strength in orders and revenues as well as good cost control were positives throughout the period.

A couple of detractors to performance were stocks that performed well last year but faced transitory issues in the current period. Abbvie's key product, Humira, is facing competition from biosimilars. As Humira becomes a smaller percentage of Abbvie's revenues, we believe longer-term growth will come from new products, such as Rinvoq and Skyrizi, which should help the company grow revenues faster than the pharmaceutical industry through the latter part of the decade.

Investment Adviser: Homestead Advisers

Mark Iong, CFA

Equity Portfolio Manager

BS, Operations Research and Information

Engineering, Cornell

Jim Polk, CFA

Head of Equity Investments

BA, English, Colby College; MBA, The Olin

Graduate School of Business at Babson College

Centene, another health care name, is a managed care organization that primarily serves the Medicaid population. Some of its enrollment benefits that occurred during the COVID-19 pandemic are now being "redetermined" away, creating a short-term negative impact to revenue growth. Longer term, we believe it is well positioned to grow both its Medicaid and Medicare books of business.

Outlook

The Federal Reserve (Fed) has been raising rates aggressively over the past year to bring inflation under control. While the economy has remained stronger than originally forecast, it remains to be seen how significantly these rate increases will affect economic growth. The market has been led by a small number of large technology companies. We believe for the market to continue to rise, inflation will need to come down, allowing the Fed to stop raising rates, and the market will have to broaden out beyond these very few, large tech companies.

14Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Value Fund	13.85	9.97	10.77
Russell 1000 Value Index	11.54	8.11	9.22

Sector Diversification

% of Total Investments
as of 06/30/23
Health care	19.8
Financials	19.5
Industrials	16.3
Information technology	9.1
Communication services	7.9
Energy	7.4
Materials	7.2
Consumer discretionary	6.2
Real estate	3.1
Consumer staples	0.9
Short-term and other assets	2.6
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/23
Microsoft Corp.	4.3
Parker-Hannifin Corp.	4.0
JPMorgan Chase & Co.	3.9
Honeywell International, Inc.	3.7
Alphabet, Inc.	3.5
Meta Platforms, Inc.	3.5
Abbott Laboratories	3.4
Chevron Corp.	2.8
AbbVie Inc.	2.8
Fiserv, Inc.	2.7
Total	34.6%

Performance Comparison

$35,000

Value Fund	Russell 1000 Value Index

30,000

25,000

20,000

15,000

10,000

5,000
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Value Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	15

Growth Fund

Performance Evaluation | Prepared by the Fund's Subadviser, T. Rowe Price Associates

Performance

The fund returned 31.44% in the six-month period ended June 30, 2023, and outperformed the Russell 1000 Growth Index, which returned 29.02%. Broadly speaking, both stock selection and sector allocation drove relative performance.

Portfolio Review

The industrials and business services sector contributed significantly to relative results due to an underweight allocation. Within the sector, we remain focused on areas where we believe there is secular, rather than cyclical, growth. As such, we continue to emphasize unique, company-specific opportunities that we believe can drive meaningful growth regardless of the economic backdrop.

Strong stock selection and an overweight in the communication services sector also aided relative performance. Shares of Meta Platforms continued their run of outperformance in the second quarter as the social media giant's advertising revenue started to reaccelerate and engagement trends improved, while its aggressive pivot toward cost discipline began to benefit margins. The stock also received support from artificial intelligence (AI) tailwinds, as investors expect AI to significantly enhance the company's advertising business.

The consumer staples sector further contributed to relative returns, owing to an underweight allocation. We maintain an underweight in consumer staples given the sector's moderate growth trajectory. Many consumer staples firms operate well-entrenched, mature businesses that enjoy relatively stable demand; however, few companies in the sector meet our growth threshold.

In contrast, the health care sector was a notable detractor from relative performance due to an overweight allocation. Our overweight allocation to health care emphasizes select managed care companies positioned to benefit from industry consolidation as well as the increasing focus on providing cost-effective solutions. Innovative medical device and equipment manufacturers that are focused on meaningfully improving patient outcomes also represent some of the more attractive opportunities in the sector, in our view. Within the sector, we also have exposure to select pharmaceutical names with strong balance sheets and diversified product portfolios.

Unfavorable stock choices in the consumer discretionary sector also hindered relative returns. Our lack of exposure to Tesla detracted. After underperforming in the wake of its mixed first-quarter results, shares rode higher on a wave of positive investor sentiment. A spate of supportive developments for the company amid the backdrop of a resilient U.S. economy (including its well-received investor day, the announcement of deals with a handful of electric

Subadviser: T. Rowe Price Associates

Taymour Tamaddon, CFA

Portfolio Manager

BS, Applied Physics, Cornell University;

MBA, Finance, Dartmouth

vehicle manufacturers that will see them adopt Tesla's supercharging network and excitement that Tesla will be a significant AI beneficiary) benefited the stock.

Outlook

Whether markets are entering an AI "bubble" remains to be seen, but the history of the dot-com bubble — which may serve as a guide — suggests that any current bubble is unlikely to pop within the coming months. Current technology valuations are nowhere near their peaks in early 2000, and the enthusiasm over AI is far below earlier enthusiasm over the internet, as measured by positive media mentions. Nevertheless, it's an open question whether economies and markets can continue to defy the pessimists in the second half of the year.

Many economic indicators are flashing red, but lingering distortions from the COVID-19 pandemic make it hard to distinguish the signal from the noise — the useful information from the meaningless data points. Moreover, even a modest earnings decline would put further pressure on stretched U.S. large-cap valuations. By some measures, U.S. large-cap stocks appear more expensive than they did before last year's bear market.

16Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Growth Fund	27.51	11.10	14.97
Russell 1000 Growth Index	27.11	15.14	15.74

Sector Diversification

% of Total Investments
as of 06/30/23
Information technology	41.9
Health care	18.0
Communication services	13.7
Consumer discretionary	12.2
Financials	10.6
Industrials	1.8
Consumer staples	1.2
Short-term and other assets	0.6
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/23
Microsoft Corp.	12.9
Apple, Inc.	7.7
Amazon.com, Inc.	6.8
Alphabet, Inc.	6.4
NVIDIA Corp.	5.6
UnitedHealth Group, Inc.	3.9
Meta Platforms, Inc.	3.5
Intuit, Inc.	3.4
Fiserv, Inc.	3.3
Mastercard Inc.	3.1
Total	56.6%

Performance Comparison

$60,000

Growth Fund	Russell 1000 Growth Index

50,000

40,000

30,000

20,000

10,000

0
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived a portion of its management fee during the 10-year period. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	17

International Equity Fund

Performance Evaluation | Prepared by the Fund's Subadviser, Harding Loevner LP

Performance

For the six-month period ended June 30, 2023, the fund trailed its benchmark, the MSCI EAFE Index. The fund gained 11.01% versus a return of 11.67% for the benchmark.

Portfolio Review

Our holdings in consumer discretionary were significant detractors. Being underweight in the sector also hurt as it was the second-best performing sector during the first half of the year. Japanese furniture retailer NITORI and bicycle component manufacturer Shimano both suffered with normalizing demand for home office furniture and bicycles post-COVID-19. Shares of luxury goods company Kering appreciated by over 25% in the first three months of the year before falling back in the second quarter, in line with the slowdown in the Chinese economy.

The consumer staples sector was our biggest contributor to relative returns, led by cosmetics producer L'Oréal. Despite slowing global growth and extended lockdowns throughout 2022,L'Oreal continued to exhibit resilience with organic revenue growth reaching 10.9% for the full-year 2022, outpacing growth for the global beauty market last year. Our substantial weight in the industrials sector added to relative returns, aided by good stocks within the sector, especially those linked to the energy transition. Shares of Sweden's Atlas Copco rose due to surging investments in liquified natural gas projects and carbon capture technologies, driving demand for the company's compressors. Similarly, Schneider Electric, the French electrification and energy management specialist, reported an all-time high backlog, fueled by the demand for building energy management systems and data center infrastructure.

Viewed by geography, the majority of the portfolio's underperformance was concentrated in Japan. In addition to Shimano and NITORI, shares of diaper manufacturer Unicharm declined due to worries over intensifying competition and slowing birth rates in China. However, the portfolio's overall performance was aided by strong stocks in Europe, including our investments in Swedish industrial companies Atlas Copco and Alfa Laval.

Outlook

Year to date, investors' leap onto the artificial intelligence (AI) bandwagon has caused a very small number of AI-related stocks to dominate returns in the United States. This concentrated market leadership raises concerns for proponents of diversification but also for investors who consider behavioral biases in their decision-making. The "fear of missing out" (FOMO) — fueled by tendencies such as herding, regret aversion and overconfidence — has evidently seized investors' psyche. Our two long-time International Equity portfolio IT holdings — TSMC and Samsung Electronics

— have bolstered our performance this year, but the absence

Subadviser: Harding Loevner LP

Ferrill Roll, CFA	Babatunde Ojo, CFA
Co-Lead Portfolio Manager	Portfolio Manager
Andrew West, CFA	Patrick Todd, CFA
Co-Lead Portfolio Manager	Portfolio Manager
Bryan Lloyd, CFA
Portfolio Manager

of a concentrated cohort of assumed AI frontrunners within international markets has meant that we didn't face the same FOMO pressures as U.S. investors have.

Nonetheless, we've had to contend with FOMO in plenty of other instances, most recently during the booming Chinese stock markets of 2018 and 2020. Our wariness of government interference and the uncertainty of unproven or inconsistent corporate governance kept us from getting caught up in the "China will dominate" hype of those years. This cautious approach, though costly in terms of missed rapid growth and stock market performance, served us well when market sentiment soured due to China's heavy-handed regulatory interference, faltering property sector and escalating geopolitical tensions. We then took the opportunity to add Chinese exposure at better valuations. Unfortunately, China ranked among the worst-performing markets this quarter. State-owned enterprises and banks representing the slowest growing companies have significantly outperformed the rest of the market. In contrast, high-quality Chinese companies with robust profits have largely been overlooked. We find it incongruous that the stocks of these high-quality and faster-growing companies are not favored by investors in a climate of eroding confidence and believe their attributes will once again come to be prized.

We also remain concerned about the apparent disconnect between persistent inflation and the moderate adjustments in bond markets and growth stock valuations. In the U.K., for instance, inflation has resisted the Bank of England's efforts to curb it, even after a dozen interest rate hikes since late 2020. Core inflation has risen to a new peak just above 7%, which led the Bank of England to further increase its base rate to 5.0% in June. Surprisingly, both the stock and bond markets have absorbed this with relative ease. This aplomb echoes sentiment in both the eurozone and the

United States, where inflation remains high despite declines from peak levels. We have been incrementally adding more growth-oriented companies to our portfolio since late last year due to their more modest valuations. We remain hesitant to endorse a return to an openly "valuation tolerant" stance for shares of rapidly growing companies.

18Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
International Equity Fund*	17.82	5.51	6.42
MSCI® EAFE® Index	18.77	4.39	5.41

Country Diversification

% of Total Investments
as of 06/30/23
Japan	17.2
France	11.6
Germany	10.8
Switzerland	10.0
Sweden	9.1
Britain	7.9
Canada	6.8
Singapore	3.4
Hong Kong	2.7
Denmark	2.6
Spain	2.5
Netherlands	2.4
Australia	2.3
China	2.1
United States of America	1.9
Republic of South Korea	1.3
India	0.9
Taiwan	0.9
Russia	0.0
Brazil, Mexico & Indonesia	0.4
Short-term and other assets	3.2
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/23
Infineon Technologies AG	4.3
Schneider Electric SE	3.8
DBS Group Holdings Ltd.	3.4
Chugai Pharmaceutical Co., Ltd.	3.3
Allianz SE REG	3.1
Shell PLC	3.1
L'Oréal SA	3.1
Atlas Copco AB	3.1
Manulife Financial Corp.	3.1
AIA Group Ltd.	2.7
Total	33.0%

Performance Comparison

$25,000

International Equity Fund	MSCI® EAFE® Index

20,000

15,000

10,000

5,000
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

*Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.

Performance Evaluation	19

Small-Company Stock Fund

Performance Evaluation | Prepared by the Fund's Investment Adviser, Homestead Advisers Corp.

Performance

The Small-Company Stock Fund returned 9.94% for the six-month period ended June 30, 2023, and outperformed its benchmark index, the Russell 2000 Index, which returned 8.09%. Outperformance in the first half of the year was due to both positive sector allocation and, to a lesser extent, stock selection.

Portfolio Review

The period was marked by a rebound in more economically sensitive sectors such as information technology, industrials and consumer discretionary. The fund's large overweight to the industrials sector drove a significant percent of the outperformance. A slight overweight in technology also helped performance. An underweight in financials, which saw significant turmoil in the banking sector from the Federal Reserve's (Fed's) rapid increase in interest rates, was also a positive to performance. An underweight in utilities also helped.

Stock selection was a significant positive to performance, with a few names, particularly in the industrials sector, generating strong returns.

Federal Signal, a manufacturer of street cleaners and sewer cleaners, is benefiting from federal spending as a result of the American Rescue Plan making its way to local municipalities. Federal Signal continues to gain share within its markets and recently completed a manufacturing expansion project that should see margin expansion as it leverages the additional capacity.

Atkore, a spinout from Tyco several years ago, is another industrial company that continues to see strong demand for its electrical conduit and wiring products, used in non-residential construction. A positive outlook for its non-residential market based on strong backlog represents a continued favorable outlook for the company.

Finally, Summit Materials, a manufacturer of aggregates and cement, not only is seeing strong demand for its products as a result of fiscal stimulus but is also benefiting from a new management team that continues to divest underperforming businesses and reshape its portfolio to focus on markets where the company has a stronger competitive position. In the most recent period, it was also able to get stronger-than-expected pricing for its products.

Four of the top five detractors were banks. Glacier Bancorp and Eastern Bankshares were the fund's two largest detractors. However, most banks faced a difficult period, as the Fed's aggressive rate hikes caused deposit costs to rise higher and faster than most managements and investors expected. These higher costs led to net interest margin compression and the fear of a "run on the banks" as bank

Investment Adviser: Homestead Advisers

Mark Iong, CFA

Equity Portfolio Manager

BS, Operations Research and Information

Engineering, Cornell

Jim Polk, CFA

Head of Equity Investments

BA, English, Colby College; MBA, The Olin

Graduate School of Business at Babson College

customers looked for higher interest rates elsewhere. The collapse of Silicon Valley and First Republic banks led to a significant sell-off in all banks. We believe our banks are well positioned in their respective markets and have good long-term prospects. While their valuations have become compellingly cheap, we believe it will take several quarters for a more normalized environment. Longer-term bank consolidation should benefit competitively advantaged banks.

TaskUs was a non-bank detractor to performance. Concerns that its model of outsourced back-office support and customer experience consulting could face competitive pressure from artificial intelligence led to a decline in the stock.

Outlook

With the Fed's aggressive rate tightening, there are concerns of a negative impact to the U.S. economy. The recent bank issue highlighted the potential impact such rate increases could have. If that were the case, small-cap stocks would face a disproportionate negative impact given their high reliance on the U.S. economy. However, over the semi-annual period (as well as the last couple of years) the Russell 2000 Index has underperformed the broader S&P 500 Index, suggesting that some of the concerns of a slowing economy are already reflected in performance and valuation. We continue to focus on higher quality, well-positioned companies that we believe should outperform over time.

20Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/23)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	14.27	4.31	6.91
Russell 2000 Index	12.31	4.21	8.26

Sector Diversification

% of Total Investments
as of 06/30/23
Industrials	27.3
Information technology	15.2
Health care	13.3
Financials	12.7
Consumer discretionary	11.0
Materials	6.9
Energy	5.7
Real estate	3.2
Communication services	1.7
Short-term and other assets	3.0
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/23
Summit Materials, Inc.	4.1
Atkore Inc.	4.0
Federal Signal Corp.	4.0
Applied Industrial Technologies, Inc.	3.9
Comfort Systems USA, Inc.	3.6
Descartes Systems Group Inc. (The)	3.0
Kinsale Capital Group, Inc.	2.9
Altair Engineering Inc.	2.9
Advanced Energy Industries, Inc.	2.8
Avient Corp.	2.8
Total	34.0%

Performance Comparison

$30,000

Small-Company Stock Fund	Russell 2000 Index

25,000

20,000

15,000

10,000

5,000
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2013.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	21

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2023 and held through June 30, 2023.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

22Expense Example

Expense Example (Continued)

	Beginning Account	Ending Account		Annualized
				Expense Ratio for
Daily Income Fund	Value	Value	Expenses Paid	the Period Ended
	January 1, 2023	June 30, 2023	During the Perioda	June 30, 2023
Actual Return	$1,000.00	$1,020.80	$3.00	0.60%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.03	$3.00	0.60%
Short-Term Government Securities Fundb
Actual Return	$1,000.00	$1,011.10	$3.74	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.28	$3.76	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,017.00	$3.68	0.74%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.35	$3.69	0.74%
Intermediate Bond Fund
Actual Return	$1,000.00	$1,026.70	$4.02	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.03	$4.01	0.80%

Rural America Growth & Income Fundb
Actual Return	$1,000.00	$1,034.30	$5.04	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.05	$5.00	1.00%
Stock Index Fundc
Actual Return	$1,000.00	$1,166.20	$2.50	0.46%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.70	$2.33	0.46%

Value Fund
Actual Return	$1,000.00	$1,034.80	$3.14	0.62%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.91	$3.12	0.62%
Growth Fund
Actual Return	$1,000.00	$1,314.40	$4.85	0.84%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.81	$4.23	0.84%

International Equity Fundb
Actual Return	$1,000.00	$1,110.10	$5.23	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.04	$5.01	1.00%
Small-Company Stock Fund
Actual Return	$1,000.00	$1,099.40	$5.50	1.06%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.76	$5.29	1.06%

a.The dollar amounts shown as "Expenses Paid During the Period" are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period 181, then divided by 365.

b.Reflects fee waiver and/or expense reimbursements in effect during the period.

c.The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	23

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds' portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission's website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling

800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission's website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds, other than Daily Income Fund, file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Daily Income Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds' semi-annual and annual reports. The Funds' Form N-PORT, Form N-MFP, semi-annual and annual reports are available on the Commission's website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds' website at homesteadfunds.com.

Principal Risks

You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund's NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund's prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

•Cash Positions Risk A Fund will at times hold some of its assets in cash, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

•Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

•Concentration Risk To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

•Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

•Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

•Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund's investments. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund's net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund's holdings rise.

24Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•Debt Securities Risks

Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due.

Extension Risk The risk that as interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Income Risk The risk that the value of the Fund's fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the Fund's investments may decline due to falling or rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Interest Rate Risk The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the debt instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.

•Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund's manager or subadviser, cannot be closed out at a favorable time or price, or will increase the Fund's volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit a Fund's ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

•Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held

Regulatory and Shareholder Matters	25

Regulatory and Shareholder Matters (Continued)

securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

•Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.

•Financial Markets Regulatory Risk Policy changes by the U.S. government or its regulatory agencies and political events within the United States and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund's operations, universe of potential investment options, and return potential.

•Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.

•Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

•Geographic Focus Risk Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; natural disasters; or the spread of infectious illness or other public health issues.

•Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

•High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by Homestead Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as "junk bonds," have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•Illiquid and Restricted Securities Risk Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be

26Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

considered to include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. Liquidity risk may be the result of, among other things, the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. These factors may have an adverse effect on the Fund's ability to dispose of particular securities at an advantageous time or price, which may reduce returns, and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If the Fund is forced to sell illiquid and relatively less liquid investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. To the extent that a Fund engages in derivative transactions (for example, the Master Portfolio and International Equity Fund) or invests in securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Also, a Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to a Fund.

•Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

•Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.

•Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company's shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company's fees and expenses.

•Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.

•Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

•Large Shareholders and Redemptions Risk The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions can also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.

•Leverage Risk Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Regulatory and Shareholder Matters	27

Regulatory and Shareholder Matters (Continued)

•LIBOR Risk Historically LIBOR was the offered rate for wholesale unsecured funding available to major international banks. Since the U.K. Financial Conduct Authority (FCA) announced the cessation of the publication of the LIBOR rates, various governments have moved to create replacement rates such as the Secured Overnight Financing Rate (SOFR) and the Sterling Overnight Index Average (SONIA). As LIBOR played an important role in the terms of many investment, financing and other transactions as well as in determining payment obligations under derivative investments, the full effect of this change remains unknown. A majority of U.S. dollar LIBOR settings are no longer published as of June 30, 2023 and as such, the continued transition away from LIBOR may adversely affect the Fund's performance.

•Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•Loan Risk The risks associated with direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.

•Manager Risk The risk that the manager's or subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the manager's or subadviser's investment techniques and decisions will produce the desired results.

The Fund's ability to achieve its investment objective is dependent upon the manager's or subadviser's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.

•Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

•Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (the "Master Portfolio"). The ability of the Fund to meet its investment objective is directly related to the ability of the Master Portfolio to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the Master Portfolio. Substantial redemptions by other investors in the Master Portfolio may affect the Master Portfolio's investment program adversely and limit the ability of the Master Portfolio to achieve its objective.

•Money Market Fund Risk Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of Money market funds can fall below the $1.00 share price. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund's $1.00 share price at any time. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund's liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund's policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

•Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in

28Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund's liquidity falls below required minimums, which may adversely affect the Fund's returns or liquidity.

•Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.

•Operational and Cybersecurity Risk A Fund, its service providers, including its adviser, Homestead Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a "cyber-attack"), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct a Fund's operations.

Cyber-attacks, disruptions or failures that affect the Fund's service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund's service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund's NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund's service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investments to lose value. In addition, cyber-attacks involving a Fund's counterparty could affect such counterparty's ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.

•Participation Notes Risk The International Equity Fund may invest in participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are generally traded over-the-counter. Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. Investing in a participation note also exposes a Fund to the risk that the bank or broker-dealer that issues

Regulatory and Shareholder Matters	29

Regulatory and Shareholder Matters (Continued)

the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate. In addition, a Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.

•Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.

•Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in the realization of taxable capital gains (including short-term capital gains), which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund.

•Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer's call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•Repurchase Agreements Risk The Fund's investment return on repurchase agreements will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could

(i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

•Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•Rural America Investment Risk Because the Rural America Growth & Income Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund's investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations and any additional increases in interest rates in these regions may all impact the performance of the Fund's investments.

•Securities Lending Risk The Master Portfolio's securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.

•Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity's unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic

30Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a governmental entity or to enforce a judgment against such an entity. Holders of certain government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings.

•Tracking Error Risk Tracking error is the divergence of an index fund's performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Master Portfolio's portfolio and those included in the Index, pricing differences, transaction costs incurred by the Master Portfolio, the Master Portfolio's holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Master Portfolio incurs fees and expenses, while the Index does not.

•U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.

•Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that

(1) the issuer's potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

•Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates.

Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

•When-Issued, TBA and Delayed Delivery Securities Risk The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The finalized margin requirements are currently expected to go into effect in October 2023.

Regulatory and Shareholder Matters	31

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Funds adopted and implemented a liquidity risk management program to assess and manage each Fund's liquidity risk (the "Program"). Liquidity risk is the risk that a Fund would not be able to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Board of Directors of Homestead Funds, Inc. (the "Corporation") and the Board of Trustees (collectively, the "Board") of Homestead Funds Trust (the "Trust") has appointed the Funds' investment manager, Homestead Advisers Corp. as the liquidity risk management program administrator (the "Administrator"). The Administrator presented the most recent annual report on the Program to the Board in June 2023. The report covered the structure of the Program and reviewed the operation of the program from April 1, 2022 through March 31, 2023. The report included a description of the annual liquidity assessment of the Funds that the Administrator performed. For each Fund, the Administrator reviewed (1) the investment strategy and liquidity of investments, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and any use of borrowings for investment purposes and derivatives; (2) historical cash flows during both normal and stressed conditions; (3) holdings of cash and cash equivalents; and (4) liquidity of investments under stressed and distressed scenarios by analyzing reasonably anticipated trade sizes. The report noted that each Fund was in compliance with the 15% limit on illiquid investments during the period. The report included an overview of the Program and the methodology for classification of the Funds' investments. The Administrator concluded that the liquidity risk for each Fund is adequately managed and believes that the Program is adequate and effective for each Fund.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds' prospectus for more information regarding each Fund's exposure to liquidity risk and other risks to which it may be subject.

32Liquidity Risk Management Program

Portfolio of Investments

Daily Income Fund | June 30, 2023 | (Unaudited)

U.S. Government & Agency Obligations | 98.2% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	5.09%(a)	09/18/23	$500,000	$500,000
Federal Farm Credit Bank	5.10(a)	09/20/23	1,000,000	1,000,000
Federal Farm Credit Bank	5.11(a)	09/29/23	1,000,000	1,000,000
Federal Farm Credit Bank	5.12(a)	11/07/23	500,000	500,000
Federal Farm Credit Bank	5.10(a)	12/15/23	500,000	499,988
Federal Farm Credit Bank	5.10(a)	01/04/24	500,000	500,000
Federal Farm Credit Bank	5.12(a)	01/10/24	500,000	500,000
Federal Farm Credit Bank	5.10(a)	01/25/24	500,000	500,000
Federal Farm Credit Bank	5.10(a)	02/05/24	1,000,000	1,000,000
Federal Farm Credit Bank	5.11(a)	02/20/24	500,000	500,000
Federal Farm Credit Bank	5.11(a)	03/15/24	500,000	500,000
Federal Farm Credit Bank	5.10(a)	03/18/24	1,500,000	1,500,000
Federal Farm Credit Bank	5.11(a)	04/25/24	500,000	500,000
Federal Farm Credit Bank	5.11(a)	05/24/24	1,000,000	1,000,000
Federal Farm Credit Bank	5.16(a)	08/08/24	500,000	500,000
Federal Home Loan Bank	4.92	07/06/23	5,000,000	4,996,618
Federal Home Loan Bank	4.93	07/14/23	12,000,000	11,979,001
Federal Home Loan Bank	5.10	07/19/23	10,000,000	9,974,712
Federal Home Loan Bank	5.00	07/24/23	11,325,000	11,289,257
Federal Home Loan Bank	5.08	09/06/23	5,000,000	4,953,472
Federal Home Loan Bank	5.09(a)	11/28/23	5,000,000	5,000,000
Federal Home Loan Bank	5.01	01/12/24	500,000	487,027
Federal Home Loan Bank	5.02	02/09/24	3,000,000	2,911,172
U.S. Treasury Bill	5.24	07/05/23	10,000,000	9,994,300
U.S. Treasury Bill	5.19	07/11/23	13,000,000	12,981,653
U.S. Treasury Bill	5.17	07/13/23	10,000,000	9,983,522
U.S. Treasury Bill	5.11	07/18/23	8,000,000	7,981,073
U.S. Treasury Bill	5.09	07/20/23	5,478,300	5,463,792
U.S. Treasury Bill	5.12	07/25/23	10,000,000	9,966,560
U.S. Treasury Bill	5.12	07/27/23	5,000,000	4,981,872
U.S. Treasury Bill	5.13	08/08/23	12,000,000	11,935,089
U.S. Treasury Bill	5.32	08/29/23	4,000,000	3,968,283
U.S. Treasury Bill	5.31	09/14/23	5,000,000	4,946,344
U.S. Treasury Bill	5.28	09/21/23	2,000,000	1,976,630
U.S. Treasury Bill	5.51	10/03/23	3,000,000	2,958,287
U.S. Treasury Bill	4.13	10/05/23	1,000,000	988,933
U.S. Treasury Bill	5.38	10/10/23	5,000,000	4,927,056
U.S. Treasury Bill	5.33	10/17/23	3,000,000	2,953,650
U.S. Treasury Bill	5.08	10/19/23	2,000,000	1,970,239
U.S. Treasury Bill	5.40	10/24/23	4,000,000	3,933,300
U.S. Treasury Bill	5.10	11/09/23	6,000,000	5,893,235
U.S. Treasury Bill	5.40	11/24/23	2,000,000	1,958,066
U.S. Treasury Bill	5.48	12/07/23	3,000,000	2,930,437
U.S. Treasury Bill	5.38	12/14/23	1,000,000	976,230
U.S. Treasury Bill	4.87	01/25/24	500,000	486,583
U.S. Treasury Bill	4.81	04/18/24	2,000,000	1,925,864
U.S. Treasury Bill	5.21	06/13/24	500,000	476,172
U.S. Treasury Note	5.34(a)	10/31/23	5,500,000	5,500,032
U.S. Treasury Note	5.29(a)	01/31/24	2,500,000	2,499,698
U.S. Treasury Note	0.88	01/31/24	1,000,000	977,968
U.S. Treasury Note	5.23(a)	04/30/24	4,500,000	4,496,518
U.S. Treasury Note	5.34(a)	07/31/24	4,500,000	4,497,484
U.S. Treasury Note	5.39(a)	10/31/24	2,500,000	2,498,174
U.S. Treasury Note	5.50(a)	01/31/25	4,750,000	4,748,720
U.S. Treasury Note	5.47(a)	04/30/25	2,500,000	2,499,479
Total U.S. Government & Agency Obligations
(Cost $206,366,490)				206,366,490
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Daily Income Fund | June 30, 2023 | (Unaudited) | (Continued)

Money Market Fund | 1.8% of portfolio

	Interest Rate /
	Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund
Premier Class	5.03%(b)	3,827,718	$3,827,718
Total Money Market Fund
(Cost $3,827,718)			3,827,718
Total Investments in Securities
(Cost $210,194,208) | 100.0%	$210,194,208

(a) Variable coupon rate as of June 30, 2023. (b)7-day yield at June 30, 2023.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund | June 30, 2023 | (Unaudited)

U.S. Government & Agency Obligations | 63.4% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Export-Import Bank of the U.S.	1.90%	07/12/24	$397,072	$388,407
Export-Import Bank of the U.S.	1.73	09/18/24	972,918	945,449
Export-Import Bank of the U.S.	1.58	11/16/24	71,616	69,417
Export-Import Bank of the U.S.	2.54	07/13/25	105,962	102,403
Export-Import Bank of the U.S.	2.63	04/29/26	124,999	119,070
Export-Import Bank of the U.S.	2.33	01/14/27	168,749	156,750
Export-Import Bank of the U.S.	2.37	03/19/27	462,792	437,209
U.S. Department of Housing & Urban Development	5.77	08/01/26	46,000	45,738
U.S. International Development Finance Corp.	2.22(a)	01/24/25	2,000,000	2,048,812
U.S. International Development Finance Corp.	1.27(a)	06/21/25	1,000,000	951,423
U.S. International Development Finance Corp.	0.00(b)	07/17/25	1,000,000	918,992
U.S. International Development Finance Corp.	0.00(b)	01/17/26	700,000	701,630
U.S. International Development Finance Corp.	1.11	05/15/29	857,143	761,111
U.S. International Development Finance Corp.	2.36	10/15/29	1,498,939	1,364,601
U.S. International Development Finance Corp.	1.05	10/15/29	1,498,939	1,304,652
U.S. International Development Finance Corp.	1.24	08/15/31	1,337,838	1,158,739
U.S. Treasury Note	4.25	05/31/25	6,380,000	6,299,752
U.S. Treasury Note	4.13	06/15/26	15,805,000	15,645,715
U.S. Treasury Note	3.63	05/31/28	5,540,000	5,418,812
Total U.S. Government & Agency Obligations
(Cost $40,033,678)				38,838,682

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 18.7% of portfolio

Consumer Discretionary | Less than 0.1%

Ethiopian Leasing (2012) LLC	2.68	07/30/25	43,004	41,557
Total Consumer Discretionary				41,557

Energy | 8.0%

Petroleos Mexicanos	2.38	04/15/25	324,200	312,896
Petroleos Mexicanos	2.46	12/15/25	433,750	414,914
Reliance Industries Ltd.	2.06	01/15/26	1,622,400	1,544,243
Reliance Industries Ltd.	1.87	01/15/26	2,090,526	1,985,087
Reliance Industries Ltd.	2.44	01/15/26	656,842	628,204
Total Energy				4,885,344

Financials | 10.7%

CES MU2 LLC	1.99	05/13/27	1,323,542	1,238,353
Durrah MSN 35603	1.68	01/22/25	330,239	319,489
Export Lease Eleven Co. LLC	5.55(c)	07/30/25	42,578	42,550
HNA 2015 LLC	2.29	06/30/27	194,542	182,264
HNA 2015 LLC	2.37	09/18/27	115,804	108,456
KE Export Leasing 2013-A LLC	5.65(c)	02/25/25	1,089,200	1,088,163
Lulwa Ltd.	1.89	02/15/25	658,742	636,701
Lulwa Ltd.	1.83	03/26/25	208,078	200,110
MSN 41079 and 41084 Ltd.	1.72	07/13/24	961,208	935,849
MSN 41079 and 41084 Ltd.	1.63	12/14/24	270,086	261,050
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	353,698	340,198
Rimon LLC	2.45	11/01/25	112,500	108,034
Salmon River Export LLC	2.19	09/15/26	542,481	512,633
Sandalwood 2013 LLC	2.84	07/10/25	168,931	164,412
Sandalwood 2013 LLC	2.82	02/12/26	233,171	223,197
Santa Rosa Leasing LLC	1.69	08/15/24	47,748	46,628
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Short-Term Government Securities Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 18.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 10.7% (Continued)
Santa Rosa Leasing LLC	1.47%	11/03/24	$135,805	$131,697
Total Financials				6,539,784
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $12,000,245)				11,466,685
Mortgage-Backed Securities | 10.9% of portfolio
GNMA 21-8	1.00	01/20/50	519,008	398,959
GNMA 22-177	5.00	05/20/48	1,142,663	1,124,879
GNMA 23-22EA	5.00	09/20/49	982,188	970,326
GNMA 23-22EC	5.00	01/20/51	737,924	723,780
GNMA 23-4	5.00	07/20/49	491,808	480,915
GNMA 23-59	5.00	11/20/41	593,639	585,349
GNMA 786428	4.00	06/20/52	785,575	731,602
GNMA 786576	4.50	09/20/52	199,470	189,936
GNMA CK0445	4.00	02/15/52	352,202	336,656
GNMA MA8017	2.50	05/20/37	662,272	597,229
GNMA MA8917	5.00	06/20/38	500,000	495,304
Total Mortgage-Backed Securities
(Cost $6,815,857)				6,634,935
Asset-Backed Securities | 3.2% of portfolio
Avant Loans Funding Trust 22-REV1 (d)	6.54	09/15/31	150,000	148,408
Credit Acceptance Auto Loan Trust 20-3A (d)	1.24	10/15/29	71,095	70,574
First Investors Auto Owner Trust 21-2A (d)	0.48	03/15/27	48,723	47,310
GLS Auto Receivables Trust 21-4 (d)	0.84	07/15/25	19,705	19,585
Gracie Point International Fund 21-1 (d)	5.78(c)	11/01/23	177,601	177,601
LAD Auto Receivables Trust 21-1 (d)	1.30	08/17/26	76,146	74,222
LAD Auto Receivables Trust 23-2 (d)	5.93	06/15/27	100,000	99,511
Oasis Securitisation 21-2A (d)	2.14	10/15/33	79,199	77,956
Oasis Securitisation 22-2A (d)	6.85	10/15/34	216,995	214,182
Oasis Securitisation 23-1A (d)	7.00	02/15/35	215,666	214,595
PenFed Auto Receivables Owner Trust 22-A (d)	3.83	12/16/24	144,755	144,086
Santander Drive Auto Receivables Trust 22-5	4.43	03/15/27	100,000	98,023
SBA Tower Trust (d)	2.84	01/15/25	250,000	237,379
T-Mobile US Trust 22-1A (d)	4.91	05/22/28	150,000	148,213
Upstart Securitization Trust 21-3 (d)	0.83	07/20/31	14,843	14,697
Westgate Resorts 22-1A (d)	2.29	08/20/36	185,768	174,269
Total Asset-Backed Securities
(Cost $2,001,261)				1,960,611
Corporate Bonds–Other | 2.0% of portfolio
Financials | 1.4%
Bank of America Corp.	4.83(c)	07/22/26	200,000	196,591
J.P. Morgan Chase & Co.	1.04(c)	02/04/27	100,000	89,055
Metropolitan Life Global Funding I (d)	5.00	01/06/26	150,000	148,380
Owl Rock Capital Corp. III (d)	3.13	04/13/27	125,000	105,949
Owl Rock Core Income Corp. (d)	3.13	09/23/26	250,000	215,425
PNC Financial Services Group Inc. (The)	5.81(c)	06/12/26	100,000	99,392
Total Financials				854,792
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Government Securities Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 2.0% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Information Technology | 0.3%
Amphenol Corp.	4.75%	03/30/26	$200,000	$197,608
Total Information Technology				197,608
Utilities | 0.3%
Metropolitan Edison Co. (d)	5.20	04/01/28	150,000	148,472
Total Utilities				148,472
Total Corporate Bonds–Other
(Cost $1,272,853)				1,200,872
Money Market Fund | 1.8% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	5.03(e)		1,122,569	1,122,569
Total Money Market Fund
(Cost $1,122,569)				1,122,569

Total Investments in Securities
(Cost $63,246,463) | 100.0%				$61,224,354

(a) Interest is paid at maturity.

(b)Zero coupon rate, purchased at a discount.

(c) Variable coupon rate as of June 30, 2023.

(d)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $2,480,814 and represents 4.1% of total investments.

(e)7-day yield at June 30, 2023. LLC -Limited Liability Company

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Short-Term Bond Fund | June 30, 2023 | (Unaudited)

U.S. Government & Agency Obligations | 43.9% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
U.S. International Development Finance Corp.	0.67%(a)	04/23/29	$ 1,230,000	$1,143,429
U.S. International Development Finance Corp.	2.36	10/15/29	633,302	576,544
U.S. International Development Finance Corp.	1.05	10/15/29	910,605	792,576
U.S. Treasury Note	4.25	05/31/25	60,113,000	59,356,891
U.S. Treasury Note	3.63	05/15/26	38,301,000	37,367,413
U.S. Treasury Note	4.13	06/15/26	64,806,000	64,152,877
U.S. Treasury Note	3.50	04/30/28	23,854,000	23,179,379
U.S. Treasury Note	3.63	05/31/28	17,447,000	17,065,347
Total U.S. Government & Agency Obligations
(Cost $206,439,073)				203,634,456

Corporate Bonds–Other | 31.1% of portfolio

Communication Services | 1.2%

Comcast Corp.	4.55	01/15/29	500,000	490,998
Meta Platforms Inc.	4.60	05/15/28	2,180,000	2,155,832
Sprint Spectrum Co. LLC (b)	4.74	03/20/25	875,015	863,596
T-Mobile USA Inc.	4.80	07/15/28	910,000	891,200
Warnermedia Holdings Inc.	3.76	03/15/27	1,355,000	1,263,898
Total Communication Services				5,665,524

Consumer Discretionary | 1.9%

Daimler Trucks Financial N.A. LLC (b)	5.20	01/17/25	500,000	495,977
Daimler Trucks Financial N.A. LLC (b)	3.50	04/07/25	1,255,000	1,207,082
Daimler Trucks Financial N.A. LLC (b)	5.15	01/16/26	1,000,000	995,321
Hyundai Capital America (b)	5.80	06/26/25	920,000	918,236
Hyundai Capital America (b)	5.50	03/30/26	1,365,000	1,352,678
Hyundai Capital America (b)	5.60	03/30/28	1,035,000	1,029,586
Marriott International Inc.	4.90	04/15/29	500,000	486,471
US Airways 2013 1A PTT	3.95	05/15/27	2,466,106	2,300,015
Total Consumer Discretionary				8,785,366

Consumer Staples | 1.2%

7-Eleven, Inc. (b)	0.80	02/10/24	1,090,000	1,056,434
7-Eleven, Inc. (b)	0.95	02/10/26	800,000	714,665
Kenvue Inc. (b)	5.05	03/22/28	465,000	468,687
Philip Morris International Inc.	5.00	11/17/25	460,000	457,629
Philip Morris International Inc.	4.88	02/13/26	1,150,000	1,141,861
Philip Morris International Inc.	5.13	11/17/27	805,000	807,463
Philip Morris International Inc.	4.88	02/15/28	1,060,000	1,043,804
Total Consumer Staples				5,690,543

Energy | 3.2%

Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	2,000,000	1,966,121
Energy Transfer Operating LP	2.90	05/15/25	2,900,000	2,747,694
Midwest Connector Capital Co. LLC (b)	3.90	04/01/24	3,270,000	3,201,452
Phillips 66 Co.	1.30	02/15/26	1,500,000	1,355,604
Phillips 66 Co.	4.95	12/01/27	1,780,000	1,764,114
Pioneer Natural Resources Co.	1.13	01/15/26	1,023,000	921,212
Targa Resources Corp.	5.20	07/01/27	1,670,000	1,639,576
Williams Companies, Inc. (The)	5.40	03/02/26	1,340,000	1,336,497
Total Energy				14,932,270
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 31.1% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 14.5%
American Express Co.	4.99%(c)	05/01/26	$870,000	$859,195
Antares Holdings LP	3.95	07/15/26	335,000	294,039
Antares Holdings LP	2.75	01/15/27	1,000,000	821,589
Bank of America Corp.	2.46(c)	10/22/25	2,200,000	2,100,565
Bank of America Corp.	2.02(c)	02/13/26	2,100,000	1,966,587
Bank of America Corp.	1.32(c)	06/19/26	2,100,000	1,923,640
Bank of America Corp.	4.83(c)	07/22/26	2,770,000	2,722,791
Bank of America Corp.	1.20(c)	10/24/26	920,000	827,811
Bank of America Corp.	4.95(c)	07/22/28	1,955,000	1,919,878
Bank of America Corp.	6.20(c)	11/10/28	565,000	580,735
Citigroup Inc.	7.00	12/01/25	2,000,000	2,024,412
CNO Global Funding (b)	1.65	01/06/25	1,125,000	1,045,157
F&G Global Funding (b)	1.75	06/30/26	2,500,000	2,212,870
Fidus Investment Corp.	4.75	01/31/26	304,000	282,840
Fidus Investment Corp.	3.50	11/15/26	943,000	832,946
GA Global Funding Trust (b)	0.80	09/13/24	920,000	855,922
GA Global Funding Trust (b)	3.85	04/11/25	1,715,000	1,633,002
GA Global Funding Trust (b)	2.25	01/06/27	2,370,000	2,098,523
General Motors Financial Co., Inc.	5.40	04/06/26	465,000	459,679
Goldman Sachs Group, Inc.	5.70	11/01/24	1,070,000	1,068,205
Goldman Sachs Group, Inc.	2.64(c)	02/24/28	930,000	843,831
Goldman Sachs Group, Inc.	3.62(c)	03/15/28	572,000	536,692
J.P. Morgan Chase & Co.	4.02(c)	12/05/24	1,225,000	1,214,415
J.P. Morgan Chase & Co.	2.30(c)	10/15/25	2,130,000	2,029,701
J.P. Morgan Chase & Co.	2.08(c)	04/22/26	2,055,000	1,924,511
J.P. Morgan Chase & Co.	4.08(c)	04/26/26	700,000	680,235
J.P. Morgan Chase & Co.	1.04(c)	02/04/27	910,000	810,399
J.P. Morgan Chase & Co.	4.85(c)	07/25/28	890,000	878,077
Keybank NA	4.70	01/26/26	1,040,000	968,219
Manufacturers and Traders Trust Co.	4.65	01/27/26	1,040,000	993,421
Metropolitan Life Global Funding I (b)	5.00	01/06/26	1,245,000	1,231,554
Morgan Stanley	2.19(c)	04/28/26	425,000	398,951
Morgan Stanley	4.68(c)	07/17/26	1,190,000	1,167,732
Morgan Stanley	1.51(c)	07/20/27	865,000	766,362
Morgan Stanley Bank NA	4.75	04/21/26	925,000	911,377
Owl Rock Capital Corp. III (b)	3.13	04/13/27	1,321,000	1,119,673
Owl Rock Core Income Corp. (b)	3.13	09/23/26	3,290,000	2,834,990
Owl Rock Technology Finance Corp.	2.50	01/15/27	1,415,000	1,171,313
PNC Financial Services Group Inc. (The)	5.58(c)	06/12/29	465,000	462,812
Santander Holdings USA, Inc.	2.49(c)	01/06/28	1,000,000	863,680
Santander Holdings USA, Inc.	6.50(c)	03/09/29	460,000	455,001
SCE Recovery Funding LLC	0.86	11/15/31	1,542,085	1,276,629
Security Benefit Global Funding (b)	1.25	05/17/24	4,000,000	3,791,916
Truist Financial Corp.	6.05(c)	06/08/27	925,000	925,384
Volkswagen Group of America Finance LLC (b)	1.25	11/24/25	3,025,000	2,726,413
Wells Fargo & Co.	2.16(c)	02/11/26	3,270,000	3,079,263
Wells Fargo & Co.	3.91(c)	04/25/26	1,900,000	1,836,886
Wells Fargo & Co.	2.19(c)	04/30/26	2,120,000	1,986,307
Wells Fargo & Co.	3.53(c)	03/24/28	915,000	854,015
Wells Fargo & Co.	4.81(c)	07/25/28	2,140,000	2,091,685
Total Financials				67,361,830
Health Care | 1.0%
Baylor Scott & White Holdings	0.83	11/15/25	1,000,000	891,002
GE HealthCare Technologies Inc.	5.55	11/15/24	915,000	910,512
GE HealthCare Technologies Inc.	5.65	11/15/27	975,000	986,946
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 31.1% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Health Care | 1.0% (Continued)
Medtronic Global Holdings SCA	4.25%	03/30/28	$925,000	$902,825
Pfizer Investment Enterprises Pte Ltd.	4.45	05/19/28	885,000	869,859
Total Health Care				4,561,144
Industrials | 1.7%
American Airlines Group Inc.	3.60	03/22/29	2,005,203	1,863,755
American Airlines Group Inc.	3.95	01/11/32	955,000	831,327
BNSF Railway Co. (b)	3.44	06/16/28	768,305	713,230
Boeing Co. (The)	2.20	02/04/26	1,900,000	1,743,836
Delta Air Lines, Inc. (b)	7.00	05/01/25	965,000	985,548
ERAC USA Finance LLC (b)	4.60	05/01/28	925,000	898,258
Regal Rexnord Corp. (b)	6.05	02/15/26	370,000	370,470
Regal Rexnord Corp. (b)	6.05	04/15/28	460,000	456,645
Total Industrials				7,863,069
Information Technology | 0.3%
Amphenol Corp.	4.75	03/30/26	935,000	923,815
Avnet Inc.	6.25	03/15/28	610,000	615,827
Total Information Technology				1,539,642
Materials | 1.6%
Celanese US Holdings LLC	6.05	03/15/25	2,753,000	2,741,752
Celanese US Holdings LLC	6.17	07/15/27	1,330,000	1,323,121
EIDP Inc.	4.50	05/15/26	1,390,000	1,364,678
Sealed Air Corp. (b)	1.57	10/15/26	2,200,000	1,913,922
Total Materials				7,343,473
Real Estate | 0.4%
Extra Space Storage LP	5.70	04/01/28	460,000	459,547
VICI Properties LP (b)	3.50	02/15/25	1,600,000	1,528,804
Total Real Estate				1,988,351
Utilities | 4.1%
Consolidated Edison Co. of New York, Inc.	3.30	12/01/24	727,000	701,666
Entergy Louisiana, LLC	3.78	04/01/25	1,445,000	1,400,200
Exelon Corp.	5.15	03/15/28	830,000	826,224
Florida Power & Light Co.	4.45	05/15/26	465,000	460,140
Florida Power & Light Co.	5.05	04/01/28	625,000	629,801
Florida Power & Light Co.	4.40	05/15/28	465,000	456,264
Metropolitan Edison Co. (b)	4.00	04/15/25	4,250,000	4,069,012
Metropolitan Edison Co. (b)	5.20	04/01/28	1,330,000	1,316,454
Pacific Gas and Electric Co.	3.75	02/15/24	3,500,000	3,441,918
Pacific Gas and Electric Co.	6.10	01/15/29	1,390,000	1,367,639
Southern California Edison Co.	1.10	04/01/24	1,850,000	1,785,943
Southern California Edison Co.	1.20	02/01/26	2,065,000	1,844,463
Southern California Edison Co.	5.30	03/01/28	440,000	439,951
Total Utilities				18,739,675
Total Corporate Bonds–Other
(Cost $152,235,616)				144,470,887
Asset-Backed Securities | 9.6% of portfolio
Avant Credit Card Master Trust 21-1A (b)	1.37	04/15/27	2,500,000	2,340,601
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Asset-Backed Securities | 9.6% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Avant Loans Funding Trust 22-REV1 (b)	6.54%	09/15/31	$ 3,300,000	$ 3,264,969
CNH Equipment Trust 22-A	2.39	08/15/25	200,694	198,194
Colony American Finance Ltd. 21-2 (b)	1.41	07/15/54	746,619	645,217
CoreVest American Finance 20-4 (b)	1.17	12/15/52	703,818	633,366
CoreVest American Finance 21-1 (b)	1.57	04/15/53	1,110,747	989,850
CoreVest American Finance 21-3 (b)	2.49	10/15/54	2,480,000	2,181,409
Credit Acceptance Auto Loan Trust 20-3A (b)	1.24	10/15/29	710,945	705,742
Credit Acceptance Auto Loan Trust 21-2A (b)	0.96	02/15/30	1,063,958	1,042,817
Credito Real USA Auto Receivables Trust 21-1 (b)	1.35	02/16/27	325,975	321,613
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	128,599	125,672
FIC Funding 21-1 (b)	1.13	04/15/33	978,725	934,911
First Investors Auto Owner Trust 21-2A (b)	0.48	03/15/27	596,854	579,544
Firstkey Homes Trust 22-SFR2 (b)	4.25	07/17/39	969,517	913,320
Flagship Credit Auto Trust 21-3 (b)	0.36	07/15/27	992,736	970,386
Foursight Capital Automobile Receivables Trust 22-1A (b)	1.15	09/15/25	119,800	118,937
FRTKL 21-SFR1 (b)	1.57	09/17/38	970,000	841,274
GLS Auto Receivables Trust 21-4 (b)	0.84	07/15/25	274,395	272,726
Gracie Point International Fund 21-1 (b)	5.78(c)	11/01/23	1,284,587	1,284,590
Gracie Point International Fund 22-1 (b)	7.28(c)	04/01/24	1,263,886	1,261,855
John Deere Owner Trust 23-A	5.01	11/15/27	900,000	891,978
John Deere Owner Trust 23-B	5.18	03/15/28	650,000	648,892
LAD Auto Receivables Trust 21-1 (b)	1.30	08/17/26	461,952	450,278
LAD Auto Receivables Trust 23-2 (b)	5.93	06/15/27	850,000	845,842
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	265,577	255,690
Marlette Funding Trust 22-2 (b)	4.25	08/15/32	420,454	417,199
NP SPE II LLC 17-1 (b)	3.37	10/21/47	260,655	243,349
Oasis Securitisation 21-2A (b)	2.14	10/15/33	669,230	658,727
Oasis Securitisation 22-1A (b)	4.75	05/15/34	369,926	364,119
Oasis Securitisation 22-2A (b)	6.85	10/15/34	1,550,877	1,530,770
Oasis Securitisation 23-1A (b)	7.00	02/15/35	1,492,408	1,485,001
Oportun Funding 21-A (b)	1.21	03/08/28	872,279	831,143
Oportun Funding 21-B (b)	1.47	05/08/31	2,225,000	2,016,044
PenFed Auto Receivables Owner Trust 22-A (b)	3.83	12/16/24	1,609,680	1,602,241
Progress Residential Trust 21-SFR8 (b)	1.51	10/17/38	1,314,206	1,144,415
Progress Residential Trust 22-SFR3 (b)	3.20	04/17/39	918,723	835,468
Santander Drive Auto Receivables Trust 22-5	4.43	03/15/27	1,260,000	1,235,089
SBA Tower Trust (b)	2.84	01/15/25	4,765,000	4,524,436
SBA Tower Trust (b)	1.88	01/15/26	355,000	318,881
SBA Tower Trust (b)	6.60	01/15/28	775,000	787,514
SVC ABS LLC 23-1A (b)	5.15	02/20/53	459,233	438,752
T-Mobile US Trust 22-1A (b)	4.91	05/22/28	1,780,000	1,758,797
Upstart Securitization Trust 21-3 (b)	0.83	07/20/31	98,079	97,113
Upstart Securitization Trust 21-4 (b)	0.84	09/20/31	284,143	279,185
Westgate Resorts 20-1A (b)	3.96	03/20/34	406,996	398,236
Westgate Resorts 22-1A (b)	2.29	08/20/36	866,918	813,256
Total Asset-Backed Securities
(Cost $46,459,267)				44,499,408

Yankee Bonds | 9.0% of portfolio

Avolon Holdings Funding Ltd. (b)	5.50	01/15/26	1,225,000	1,186,906
Avolon Holdings Funding Ltd. (b)	2.75	02/21/28	607,000	511,354
Bank of Montreal	4.34(c)	10/05/28	1,300,000	1,284,846
Barclays PLC	7.33(c)	11/02/26	1,410,000	1,441,497
Barclays PLC	5.83(c)	05/09/27	855,000	843,375
BHP Billiton Finance (USA) Ltd.	4.88	02/27/26	2,010,000	1,999,748
BHP Billiton Finance (USA) Ltd.	4.75	02/28/28	985,000	978,164
BNP Paribas (b)	1.32(c)	01/13/27	700,000	620,746
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Yankee Bonds | 9.0% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
BPCE SA (b)	5.98%(c)	01/18/27	$610,000	$604,193
Delta and SkyMiles IP Ltd. (b)	4.50	10/20/25	649,999	635,822
Delta and SkyMiles IP Ltd. (b)	4.75	10/20/28	2,000,000	1,941,378
Deutsche Bank AG	1.69	03/19/26	295,000	265,671
Electricite de France SA (b)	5.70	05/23/28	500,000	499,245
JBS Finance Luxembourg SARL (b)	2.50	01/15/27	3,364,000	2,947,200
Korea National Oil Corp. (b)	4.75	04/03/26	500,000	490,134
Lloyds Banking Group PLC	4.72(c)	08/11/26	750,000	728,684
Macquarie Group Ltd. (b)	1.34(c)	01/12/27	2,500,000	2,225,265
Mitsubishi UFJ Financial Group Inc.	3.85	03/01/26	1,400,000	1,341,355
Mizuho Financial Group Inc. (b)	3.48	04/12/26	750,000	709,967
Nationwide Building Society (b)	2.97(c)	02/16/28	1,500,000	1,347,321
Natwest Group PLC	5.85(c)	03/02/27	765,000	756,620
Nutrien Ltd.	4.90	03/27/28	925,000	907,231
Royal Bank of Canada	4.88	01/12/26	1,000,000	988,962
Santander UK Group Holdings PLC	6.83(c)	11/21/26	460,000	461,046
Santander UK Group Holdings PLC	6.53(c)	01/10/29	1,005,000	1,011,871
Saudi Arabian Oil Co. (b)	1.63	11/24/25	500,000	456,406
Societe Generale SA (b)	6.45(c)	01/12/27	1,375,000	1,371,779
Sumitomo Mitsui Financial Group Inc.	5.46	01/13/26	1,810,000	1,803,958
Svenska Handelsbanken AB (b)	5.25	06/15/26	460,000	455,349
Tencent Music Entertainment Group	1.38	09/03/25	1,260,000	1,143,331
Toronto-Dominion Bank (The)	1.20	06/03/26	1,200,000	1,067,128
TransCanada Pipelines Ltd.	7.06	10/14/25	6,043,000	6,168,665
Triton Container International Ltd. (b)	1.15	06/07/24	2,110,000	2,000,946
Var Energi ASA (b)	7.50	01/15/28	595,000	611,499
Total Yankee Bonds
(Cost $43,684,433)				41,807,662

Mortgage-Backed Securities | 3.9% of portfolio

FHLMC 780754	4.08(c)	08/01/33	597	592
FNMA 813842	5.45(c)	01/01/35	1,687	1,712
GNMA 21-8	1.00	01/20/50	1,959,426	1,506,201
GNMA 22-177	5.00	05/20/48	2,566,231	2,526,290
GNMA 23-22EA	5.00	09/20/49	3,750,817	3,705,520
GNMA 23-22EC	5.00	01/20/51	1,825,133	1,790,148
GNMA 23-4	5.00	07/20/49	900,009	880,075
GNMA 23-59	5.00	11/20/41	1,845,227	1,819,460
GNMA 786576	4.50	09/20/52	977,405	930,689
GNMA CK0445	4.00	02/15/52	2,469,819	2,360,803
GNMA MA8017	2.50	05/20/37	1,638,020	1,477,146
GNMA MA8917	5.00	06/20/38	1,117,694	1,107,196
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	1	1
Total Mortgage-Backed Securities
(Cost $18,667,514)				18,105,833

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 1.4% of portfolio

Energy | 1.2%

Petroleos Mexicanos	5.61(c)	04/15/25	4,690,000	4,691,273
Petroleos Mexicanos	2.46	12/15/25	109,750	104,984
Reliance Industries Ltd.	1.87	01/15/26	950,842	902,885
Total Energy				5,699,142

Financials | 0.2%

MSN 41079 and 41084 Ltd.	1.72	07/13/24	271,728	264,559
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 1.4% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 0.2% (Continued)
MSN 41079 and 41084 Ltd.	1.63%	12/14/24	$356,919	$344,977
Santa Rosa Leasing LLC	1.69	08/15/24	181,648	177,385
Total Financials				786,921
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $6,562,727)				6,486,063
Municipal Bonds | 0.6% of portfolio
Arizona | 0.4%
Glendale Arizona	1.45	07/01/26	1,000,000	896,478
Glendale Arizona	1.72	07/01/27	1,235,000	1,087,905
Total Arizona				1,984,383
Texas | 0.2%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	800,000	743,397
Total Texas				743,397
Total Municipal Bonds
(Cost $3,035,000)				2,727,780
Money Market Fund | 0.5% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	5.03(d)		2,433,841	2,433,841
Total Money Market Fund
(Cost $2,433,841)				2,433,841

Total Investments in Securities
(Cost $479,517,471) | 100.0%				$464,165,930

(a) Interest is paid at maturity.

(b)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $104,121,170 and represents 22.4% of total investments.

(c)Variable coupon rate as of June 30, 2023. (d)7-day yield at June 30, 2023.

LLC -Limited Liability Company N.A. -North America

LP -Limited Partnership NA -National Association

SCA -Société en Commandite par Actions Pte -Private Limited Company

ABS -Asset-Backed Security PLC -Public Limited Company

SA -Sociedad Anonima or Societe Anonyme AG -Aktiengesellschaft

SARL -Societe a Responsabilite Limitee AB -Aktiebolag

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

ASA -Allmennaksjeselskap

FHLMC -Federal Home Loan Mortgage Corporation

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Intermediate Bond Fund | June 30, 2023 | (Unaudited)

Mortgage-Backed Securities | 30.2% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Farm 2021-1 Mortgage Trust 21-1 (a)	2.18%(b)	01/25/51	$ 221,487	$175,063
FHLMC QA7479	3.00	03/01/50	210,266	187,341
FHLMC QE2363	3.50	05/01/52	1,346,009	1,227,025
FHLMC RA8249	5.50	11/01/52	720,035	719,551
FHLMC SD1188	3.50	06/01/52	693,069	632,984
FHLMC SD1495	5.00	08/01/52	914,131	903,164
FHLMC SD2605	5.50	04/01/53	500,006	497,970
FHLMC SD7555	3.00	08/01/52	889,101	790,605
FHLMC SD8068	3.00	06/01/50	203,569	180,536
FHLMC SD8193	2.00	02/01/52	6,128,382	4,999,361
FHLMC SD8237	4.00	08/01/52	1,339,996	1,258,092
FNMA BN7662	3.50	07/01/49	83,727	77,228
FNMA CA4016	3.00	08/01/49	490,032	435,369
FNMA FM1000	3.00	04/01/47	885,351	790,231
FNMA FM4231	2.50	09/01/50	231,814	197,802
FNMA MA3691	3.00	07/01/49	140,193	124,504
FNMA MA3834	3.00	11/01/49	291,419	258,851
FNMA MA3960	3.00	03/01/50	134,432	119,151
FNMA MA3992	3.50	04/01/50	134,802	124,030
FNMA MA4048	3.00	06/01/50	610,471	541,149
FNMA MA4124	2.50	09/01/35	1,128,840	1,030,383
FNMA MA4179	2.00	11/01/35	3,665,287	3,268,226
FNMA MA4254	1.50	02/01/51	2,634,966	2,042,300
FNMA MA4303	2.00	04/01/36	1,468,659	1,302,283
FNMA MA4418	2.00	09/01/36	2,461,949	2,182,531
FNMA MA4437	2.00	10/01/51	4,007,754	3,272,532
FNMA MA4579	3.00	04/01/52	713,850	628,968
Freddie Mac STACR 21-HQA3 (a)	8.42(b)	09/25/41	1,000,000	960,027
GNMA 21-8	1.00	01/20/50	503,003	386,656
GNMA 22-177	5.00	05/20/48	723,687	712,423
GNMA 23-22EA	5.00	09/20/49	1,060,441	1,047,634
GNMA 23-22EC	5.00	01/20/51	506,708	496,995
GNMA 23-4	5.00	07/20/49	255,740	250,076
GNMA 23-59	5.00	11/20/41	509,540	502,425
GNMA 23-76	5.00	05/20/53	1,592,161	1,547,992
GNMA 786247	4.00	07/20/52	656,320	620,727
GNMA 786428	4.00	06/20/52	790,515	736,203
GNMA 786576	4.50	09/20/52	269,285	256,414
GNMA CK0445	4.00	02/15/52	1,285,539	1,228,796
GNMA MA8346	4.00	10/20/52	3,475,334	3,288,182
Total Mortgage-Backed Securities
(Cost $42,145,149)				40,001,780

Corporate Bonds–Other | 28.3% of portfolio

Communication Services | 1.5%

Comcast Corp.	5.50	05/15/64	310,000	314,363
Meta Platforms, Inc.	4.80	05/15/30	270,000	270,198
Meta Platforms, Inc.	4.95	05/15/33	105,000	104,919
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	196,878	194,309
T-Mobile US, Inc.	3.00	02/15/41	200,000	146,222
Warnermedia Holdings Inc.	4.05	03/15/29	190,000	173,683
Warnermedia Holdings Inc.	4.28	03/15/32	190,000	168,506
Warnermedia Holdings Inc.	5.05	03/15/42	285,000	240,217
Warnermedia Holdings Inc.	5.14	03/15/52	180,000	146,565
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 28.3% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Communication Services | 1.5% (Continued)
Warnermedia Holdings Inc.	5.39%	03/15/62	$ 190,000	$154,844
Total Communication Services				1,913,826
Consumer Discretionary | 2.6%
Block Financial Corp.	2.50	07/15/28	145,000	123,470
Daimler Trucks Financial N.A. LLC (a)	3.50	04/07/25	340,000	327,018
Expedia Group, Inc.	4.63	08/01/27	330,000	319,786
General Motors Financial Co., Inc.	4.35	01/17/27	150,000	143,802
Hyundai Capital America (a)	5.50	03/30/26	380,000	376,570
Hyundai Capital America (a)	5.65	06/26/26	290,000	288,187
Hyundai Capital America (a)	5.60	03/30/28	290,000	288,483
Hyundai Capital America (a)	5.80	04/01/30	490,000	493,342
Lowe`s Companies, Inc.	5.85	04/01/63	205,000	204,362
Mercedes-Benz Finance North America LLC (a)	4.80	03/30/26	325,000	321,697
Tractor Supply Co.	1.75	11/01/30	100,000	79,195
US Airways 2013 1A PTT	3.95	05/15/27	269,217	251,085
Walmart Inc.	4.50	04/15/53	205,000	199,931
Total Consumer Discretionary				3,416,928
Consumer Staples | 2.1%
7-Eleven Inc. (a)	1.30	02/10/28	60,000	50,688
7-Eleven Inc. (a)	1.80	02/10/31	60,000	47,455
7-Eleven Inc. (a)	2.80	02/10/51	135,000	85,577
Brown-Forman Corp.	4.75	04/15/33	195,000	195,730
Campbell Soup Co.	2.38	04/24/30	250,000	210,716
JBS USA Finance, Inc. (a)	3.00	02/02/29	335,000	284,083
JBS USA Finance, Inc. (a)	4.38	02/02/52	530,000	371,737
Kellogg Co.	5.25	03/01/33	215,000	215,946
Kenvue Inc. (a)	4.90	03/22/33	105,000	106,241
Kenvue Inc. (a)	5.10	03/22/43	105,000	106,690
Kenvue Inc. (a)	5.20	03/22/63	85,000	87,022
Philip Morris International Inc.	4.88	02/15/28	230,000	226,486
Philip Morris International Inc.	5.13	02/15/30	260,000	257,073
Philip Morris International Inc.	5.75	11/17/32	310,000	317,463
Smithfield Foods, Inc. (a)	2.63	09/13/31	340,000	251,251
Total Consumer Staples				2,814,158
Energy | 3.1%
BP Capital Markets America Inc.	2.77	11/10/50	210,000	138,901
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	180,000	176,951
Cheniere Corpus Christi Holdings LLC	3.70	11/15/29	39,000	35,311
Cheniere Corpus Christi Holdings LLC	2.74	12/31/39	170,000	133,990
Cheniere Energy Partners LP (a)	5.95	06/30/33	105,000	105,306
Energy Transfer Operating LP	3.75	05/15/30	318,000	286,934
Energy Transfer Operating LP	6.00	06/15/48	420,000	398,288
Entergy Arkansas, LLC	5.15	01/15/33	205,000	205,439
HF Sinclair Corp.	2.63	10/01/23	60,000	59,501
Marathon Oil Corp.	4.40	07/15/27	360,000	343,349
Midwest Connector Capital Co. LLC (a)	3.90	04/01/24	85,000	83,218
Midwest Connector Capital Co. LLC (a)	4.63	04/01/29	205,000	187,320
MPLX LP	1.75	03/01/26	80,000	72,618
MPLX LP	2.65	08/15/30	245,000	204,980
National Oilwell Varco, Inc.	3.60	12/01/29	112,000	99,483
Phillips 66	2.15	12/15/30	260,000	212,157
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 28.3% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Energy | 3.1% (Continued)
Phillips 66	5.30%	06/30/33	$ 300,000	$299,056
Pioneer Natural Resources Co.	5.10	03/29/26	215,000	213,710
Pioneer Natural Resources Co.	1.90	08/15/30	255,000	206,646
Targa Resources Corp.	5.20	07/01/27	260,000	255,263
Targa Resources Corp.	6.50	02/15/53	305,000	311,475
Total Energy				4,029,896
Financials | 9.7%
Ally Financial Inc.	6.99(b)	06/13/29	205,000	202,438
American Express Co.	4.99(b)	05/01/26	250,000	246,895
Antares Holdings LP	3.95	07/15/26	375,000	329,148
Athene Global Funding (a)	2.95	11/12/26	120,000	106,348
Athene Holding Ltd.	3.95	05/25/51	300,000	200,792
Bank of America Corp.	4.83(b)	07/22/26	740,000	727,388
Bank of America Corp.	1.20(b)	10/24/26	200,000	179,959
Bank of America Corp.	4.95(b)	07/22/28	525,000	515,568
Bank of America Corp.	6.20(b)	11/10/28	150,000	154,177
Bank of America Corp.	2.50(b)	02/13/31	263,000	220,192
Bank of America Corp.	5.02(b)	07/22/33	445,000	435,318
Citigroup Inc.	2.57(b)	06/03/31	870,000	725,855
Citigroup Inc.	6.27(b)	11/17/33	445,000	472,331
Fidus Investment Corp.	3.50	11/15/26	166,000	146,627
GA Global Funding Trust (a)	0.80	09/13/24	240,000	223,284
GA Global Funding Trust (a)	3.85	04/11/25	460,000	438,006
Goldman Sachs Group, Inc.	2.64(b)	02/24/28	245,000	222,299
Goldman Sachs Group, Inc.	3.62(b)	03/15/28	153,000	143,556
Goldman Sachs Group, Inc.	2.38(b)	07/21/32	365,000	292,365
Goldman Sachs Group, Inc.	2.91(b)	07/21/42	230,000	162,380
Goldman Sachs Group, Inc.	3.44(b)	02/24/43	255,000	193,969
J.P. Morgan Chase & Co.	2.08(b)	04/22/26	340,000	318,411
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	150,000	133,582
J.P. Morgan Chase & Co.	4.91(b)	07/25/33	185,000	180,777
Keybank NA	4.70	01/26/26	300,000	279,294
Manufacturers and Traders Trust Co.	4.65	01/27/26	300,000	286,564
Mastercard Inc.	4.85	03/09/33	95,000	96,593
Metropolitan Life Global Funding I (a)	5.00	01/06/26	340,000	336,328
Metropolitan Life Global Funding I (a)	5.15	03/28/33	180,000	178,020
Morgan Stanley	1.51(b)	07/20/27	200,000	177,194
Morgan Stanley	5.16(b)	04/20/29	320,000	316,091
Morgan Stanley	1.79(b)	02/13/32	510,000	395,605
Morgan Stanley	4.89(b)	07/20/33	170,000	163,616
Northern Trust Corp.	6.13	11/02/32	265,000	274,737
Owl Rock Capital Corp. III (a)	3.13	04/13/27	396,000	335,648
Owl Rock Core Income Corp. (a)	3.13	09/23/26	843,000	726,412
Owl Rock Technology Finance Corp.	3.75	06/17/26	150,000	131,268
Owl Rock Technology Finance Corp.	2.50	01/15/27	366,000	302,969
Prudential Financial, Inc.	5.70(b)	09/15/48	75,000	72,397
Santander Holdings USA, Inc.	2.49(b)	01/06/28	298,000	257,377
Security Benefit Global Funding (a)	1.25	05/17/24	300,000	284,394
Wells Fargo & Co.	2.19(b)	04/30/26	210,000	196,757
Wells Fargo & Co.	3.53(b)	03/24/28	240,000	224,004
Wells Fargo & Co.	2.39(b)	06/02/28	445,000	396,553
Wells Fargo & Co.	2.57(b)	02/11/31	200,000	169,338
Wells Fargo & Co.	3.07(b)	04/30/41	440,000	323,627
Total Financials				12,896,451
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 28.3% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Health Care | 1.4%
Amgen Inc.	5.75%	03/02/63	$ 215,000	$218,104
GE HealthCare Technologies Inc.	5.60	11/15/25	225,000	225,146
GE HealthCare Technologies Inc.	5.65	11/15/27	255,000	258,124
GE HealthCare Technologies Inc.	5.91	11/22/32	270,000	282,468
HCA Inc.	5.90	06/01/53	315,000	312,054
Pfizer Investment Enterprises Pte Ltd.	4.65	05/19/30	195,000	192,672
Pfizer Investment Enterprises Pte Ltd.	5.11	05/19/43	95,000	95,216
Pfizer Investment Enterprises Pte Ltd.	5.30	05/19/53	255,000	265,119
Total Health Care				1,848,903
Industrials | 1.4%
Ashtead Capital, Inc. (a)	1.50	08/12/26	240,000	209,708
Ashtead Capital, Inc. (a)	4.25	11/01/29	308,000	279,531
Ashtead Capital, Inc. (a)	2.45	08/12/31	200,000	156,940
BNSF Railway Co. (a)	3.44	06/16/28	349,547	324,491
Boeing Co. (The)	2.20	02/04/26	350,000	321,233
Delta Air Lines, Inc. (a)	7.00	05/01/25	250,000	255,323
Quanta Services, Inc.	2.35	01/15/32	260,000	204,573
Triton International Ltd.	3.25	03/15/32	175,000	136,976
Total Industrials				1,888,775
Information Technology | 0.7%
Avnet Inc.	6.25	03/15/28	170,000	171,624
Broadcom Cayman Finance Ltd.	3.88	01/15/27	255,000	243,166
VMware, Inc.	1.40	08/15/26	155,000	136,871
VMware, Inc.	4.70	05/15/30	200,000	190,869
VMware, Inc.	2.20	08/15/31	155,000	121,799
Total Information Technology				864,329
Materials | 1.5%
Air Products and Chemicals, Inc.	4.80	03/03/33	295,000	297,652
Celanese US Holdings LLC	6.05	03/15/25	515,000	512,896
Celanese US Holdings LLC	6.17	07/15/27	360,000	358,138
Celanese US Holdings LLC	6.33	07/15/29	260,000	258,211
Celanese US Holdings LLC	6.38	07/15/32	175,000	176,518
Glencore Funding LLC (a)	2.63	09/23/31	260,000	209,311
Glencore Funding LLC (a)	3.38	09/23/51	170,000	114,474
Silgan Holdings Inc. (a)	1.40	04/01/26	125,000	110,432
Total Materials				2,037,632
Real Estate | 0.8%
American Tower Corp.	5.50	03/15/28	205,000	203,574
Healthpeak OP, LLC	5.25	12/15/32	125,000	121,642
Host Hotels & Resorts, LP	4.50	02/01/26	150,000	145,432
Prologis, LP	5.25	06/15/53	280,000	275,136
Realty Income Corp.	4.85	03/15/30	200,000	193,340
VICI Properties LP	4.75	02/15/28	180,000	170,430
Total Real Estate				1,109,554
Utilities | 3.5%
Ameren Illinois Co.	5.90	12/01/52	175,000	190,568
American Electric Power Co., Inc.	5.63	03/01/33	505,000	513,413
Entergy Louisiana, LLC	3.78	04/01/25	325,000	314,924
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 28.3% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Utilities | 3.5% (Continued)
Exelon Corp.	5.15%	03/15/28	$ 235,000	$233,931
Florida Power & Light Co.	5.05	04/01/28	170,000	171,306
Indiana Michigan Power Co.	5.63	04/01/53	215,000	220,623
Indianapolis Power & Light Co. (a)	5.65	12/01/32	260,000	265,176
National Fuel Gas Co.	5.50	01/15/26	80,000	78,861
Oklahoma Gas & Electric Co.	5.60	04/01/53	107,000	108,486
Pacific Gas & Electric Co.	3.00	06/15/28	225,000	193,932
Pacific Gas & Electric Co.	4.55	07/01/30	130,000	117,653
Pacific Gas & Electric Co.	4.25	03/15/46	770,000	546,885
Public Service Electric & Gas Co.	4.65	03/15/33	105,000	103,013
Public Service Electric & Gas Co.	5.13	03/15/53	300,000	302,303
SCE Recovery Funding LLC	2.51	11/15/43	190,000	128,028
Southern California Edison Co.	1.10	04/01/24	370,000	357,189
Southern California Edison Co.	5.30	03/01/28	115,000	114,987
Southern California Edison Co.	2.25	06/01/30	55,000	45,972
Southern California Edison Co.	4.50	09/01/40	200,000	174,209
Southern California Edison Co.	4.00	04/01/47	164,000	130,211
Southern California Edison Co.	3.65	02/01/50	214,000	159,249
TerraForm Power Operating LLC (a)	4.75	01/15/30	171,000	150,908
Total Utilities				4,621,827
Total Corporate Bonds–Other
(Cost $41,047,401)				37,442,279
U.S. Government & Agency Obligations | 23.8% of portfolio
Federal Farm Credit Bank	0.52	10/21/25	300,000	271,817
U.S. International Development Finance Corp.	1.05	10/15/29	112,420	97,849
U.S. Treasury Note	5.39(b)	10/31/24	100,000	100,087
U.S. Treasury Note	4.25	05/31/25	4,130,000	4,078,052
U.S. Treasury Note	4.13	06/15/26	2,585,000	2,558,948
U.S. Treasury Note	3.63	05/31/28	4,574,000	4,473,944
U.S. Treasury Note	3.75	05/31/30	3,589,000	3,539,090
U.S. Treasury Note	3.38	05/15/33	1,940,000	1,870,888
U.S. Treasury Note	2.38	02/15/42	4,918,000	3,828,932
U.S. Treasury Note	3.25	05/15/42	1,804,000	1,609,788
U.S. Treasury Note	3.38	08/15/42	4,374,000	3,970,259
U.S. Treasury Note	3.88	02/15/43	940,000	916,500
U.S. Treasury Note	3.88	05/15/43	230,000	224,430
U.S. Treasury Note	3.63	02/15/53	4,187,000	4,018,212
Total U.S. Government & Agency Obligations
(Cost $32,671,027)				31,558,796
Asset-Backed Securities | 8.0% of portfolio
American Credit Acceptance Receivables Trust 22-1B (a)	1.68	09/14/26	255,212	253,495
Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	500,000	468,120
Avant Loans Funding Trust 21-REV1 (a)	1.21	07/15/30	500,000	491,510
Avant Loans Funding Trust 22-REV1 (a)	6.54	09/15/31	595,000	588,684
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	172,297	148,896
CoreVest American Finance 20-4 (a)	1.17	12/15/52	114,753	103,266
CoreVest American Finance 21-1 (a)	1.57	04/15/53	776,746	692,202
CoreVest American Finance 21-3 (a)	2.49	10/15/54	660,000	580,536
Credit Acceptance Auto Loan Trust 20-3A (a)	1.24	10/15/29	99,532	98,804
Credit Acceptance Auto Loan Trust 21-2A (a)	0.96	02/15/30	193,998	190,143
Credito Real USA Auto Receivables Trust 21-1 (a)	1.35	02/16/27	131,707	129,945
FIC Funding 21-1 (a)	1.13	04/15/33	53,737	51,331
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Asset-Backed Securities | 8.0% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
First Investors Auto Owner Trust 21-2A (a)	0.48%	03/15/27	$ 153,477	$149,026
Firstkey Homes Trust 22-SFR2 (a)	4.25	07/17/39	323,172	304,440
Flagship Credit Auto Trust 21-3 (a)	0.36	07/15/27	117,743	115,092
FRTKL 21-SFR1 (a)	1.57	09/17/38	250,000	216,823
GLS Auto Receivables Trust 21-4 (a)	0.84	07/15/25	71,924	71,487
Gracie Point International Fund 21-1 (a)	5.78(b)	11/01/23	275,885	275,885
John Deere Owner Trust 23-B	5.18	03/15/28	185,000	184,685
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	123,103	119,992
LAD Auto Receivables Trust 23-2 (a)	5.93	06/15/27	235,000	233,851
Oasis Securitisation 21-2A (a)	2.14	10/15/33	175,557	172,802
Oasis Securitisation 22-1A (a)	4.75	05/15/34	105,693	104,034
Oasis Securitisation 22-2A (a)	6.85	10/15/34	408,461	403,166
Oasis Securitisation 23-1A (a)	7.00	02/15/35	418,392	416,315
Oportun Funding 21-A (a)	1.21	03/08/28	244,564	233,031
Oportun Funding 21-B (a)	1.47	05/08/31	1,000,000	906,087
PenFed Auto Receivable Owner 22-A (a)	3.96	04/15/26	330,000	323,929
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	337,001	293,462
Progress Residential Trust 22-SFR3 (a)	3.20	04/17/39	248,303	225,802
Progress Residential Trust 22-SFR3 (a)	3.60	04/17/39	165,000	150,180
SBA Tower Trust (a)	2.84	01/15/25	230,000	218,388
SBA Tower Trust (a)	1.88	01/15/26	20,000	17,965
SBA Tower Trust (a)	1.63	11/15/26	240,000	207,013
SBA Tower Trust (a)	6.60	01/15/28	210,000	213,391
SBA Tower Trust (a)	2.59	10/15/31	430,000	340,591
T-Mobile US Trust 22-1A (a)	4.91	05/22/28	505,000	498,984
Upstart Securitization Trust 21-3 (a)	0.83	07/20/31	22,798	22,573
Upstart Securitization Trust 21-4 (a)	0.84	09/20/31	73,565	72,281
Westgate Resorts 22-1A (a)	2.29	08/20/36	247,691	232,359
Total Asset-Backed Securities
(Cost $11,176,379)				10,520,566

Yankee Bonds | 6.2% of portfolio

AerCap Ireland Capital DAC	3.88	01/23/28	250,000	229,844
Aptiv PLC	3.10	12/01/51	280,000	176,035
Avolon Holdings Funding Ltd. (a)	5.13	10/01/23	500,000	497,977
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	625,000	605,564
Avolon Holdings Funding Ltd. (a)	2.75	02/21/28	130,000	109,516
Barclays PLC	7.33(b)	11/02/26	370,000	378,265
Barclays PLC	5.83(b)	05/09/27	240,000	236,737
BHP Billiton Finance (USA) Ltd.	4.75	02/28/28	275,000	273,091
BHP Billiton Finance (USA) Ltd.	4.90	02/28/33	490,000	488,098
BP Capital Markets America Inc.	4.81	02/13/33	110,000	108,401
BPCE SA (a)	5.98(b)	01/18/27	250,000	247,620
Cenovus Energy Inc.	5.25	06/15/37	395,000	363,560
Delta and SkyMiles IP Ltd. (a)	4.75	10/20/28	550,000	533,879
Deutsche Bank AG	1.69	03/19/26	150,000	135,087
Enbridge Inc.	5.70	03/08/33	320,000	324,394
Mitsubishi UFJ Financial Group Inc.	3.74	03/07/29	300,000	273,941
Mizuho Financial Group Inc.	4.25(b)	09/11/29	200,000	186,949
Nissan Motor Co., Ltd. (a)	2.45	09/15/28	435,000	347,334
Nissan Motor Co., Ltd. (a)	4.81	09/17/30	200,000	175,428
OCI NV (a)	6.70	03/16/33	310,000	303,074
Petronas Capital Ltd. (a)	3.40	04/28/61	360,000	255,942
Royal Bank of Canada	4.88	01/12/26	250,000	247,241
Santander UK Group Holdings PLC	6.53(b)	01/10/29	275,000	276,880
Sumitomo Mitsui Financial Group Inc.	5.46	01/13/26	240,000	239,199
Sumitomo Mitsui Financial Group Inc.	5.52	01/13/28	200,000	200,765
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Yankee Bonds | 6.2% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Sumitomo Mitsui Trust Bank, Ltd. (a)	5.65%	03/09/26	$ 320,000	$321,142
Svenska Handelsbanken AB (a)	5.50	06/15/28	260,000	254,768
Toronto-Dominion Bank (The)	1.20	06/03/26	300,000	266,782
Var Energi ASA (a)	7.50	01/15/28	200,000	205,546
Total Yankee Bonds
(Cost $8,717,963)				8,263,059

Municipal Bonds | 1.9% of portfolio

Arizona | 0.2%

Pinal County Arizona Revenue Obligation	1.05	08/01/24	120,000	114,037
Pinal County Arizona Revenue Obligation	1.58	08/01/26	110,000	98,667
Yuma Arizona Pledged Revenue	2.63	07/15/38	135,000	102,234
Total Arizona				314,938

California | 1.3%

City of Chula Vista California Pension Obligation	1.16	06/01/27	130,000	111,572
City of Chula Vista California Pension Obligation	1.41	06/01/28	130,000	109,210
City of Chula Vista California Pension Obligation	1.63	06/01/29	160,000	131,627
City of Chula Vista California Pension Obligation	2.91	06/01/45	255,000	169,326
City of Los Angeles California Department of Airports	1.25	05/15/28	200,000	169,179
City of Monterey Park California Pension Obligation	1.89	06/01/30	1,000,000	803,456
Huntington Beach California Pension Obligation	1.68	06/15/27	155,000	135,943
San Francisco California City & County Airports	3.35	05/01/51	100,000	73,026
Total California				1,703,339

Colorado | 0.2%

Regional Transportation District Colorado	1.18	11/01/27	175,000	150,803
Regional Transportation District Colorado	1.33	11/01/28	150,000	126,355
Total Colorado				277,158

Texas | 0.1%

North Texas Tollway Authority Revenue	3.01	01/01/43	150,000	113,489
Total Texas				113,489

West Virginia | 0.1%

West Virginia State University Revenues	3.01	10/01/41	150,000	114,848
Total West Virginia				114,848
Total Municipal Bonds
(Cost $3,120,000)				2,523,772

Corporate Bond Guaranteed by Export-Import Bank of the United States | 0.1% of portfolio

Energy | 0.1%

Petroleos Mexicanos	5.61(b)	04/15/25	143,000	143,039
Total Energy				143,039
Total Corporate Bond Guaranteed by Export-Import Bank of
the United States
(Cost $142,935)				143,039
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2023 | (Unaudited) | (Continued)

Money Market Fund | 1.5% of portfolio

	Interest Rate /
	Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund
Premier Class	5.03%(c)	1,923,603	$1,923,603
Total Money Market Fund
(Cost $1,923,603)			1,923,603

Total Investments in Securities
(Cost $140,944,457) | 100.0%			$132,376,894

(a)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $24,089,689 and represents 18.2% of total investments.

(b)Variable coupon rate as of June 30, 2023.

(c) 7-day yield at June 30, 2023.

FHLMC -Federal Home Loan Mortgage Corporation

LLC -Limited Liability Company

N.A. -North America

LP -Limited Partnership

NA -National Association

Pte -Private Limited Company

DAC -Designated Activity Company

PLC -Public Limited Company

SA -Sociedad Anonima or Societe Anonyme

AG -Aktiengesellschaft

NV -Naamloze Vennottschap

AB -Aktiebolag

ASA -Allmennaksjeselskap

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Rural America Growth & Income Fund | June 30, 2023 | (Unaudited)

Common Stocks | 58.1% of portfolio

	Shares	Value
Communication Services | 1.3%
Media
Cable One, Inc.	42	$27,597
Wireless Telecommunication Services
T-Mobile U.S., Inc. (a)	612	85,007
Total Communication Services		112,604
Consumer Discretionary | 6.6%
Broadline Retail
Ollie's Bargain Outlet Holdings, Inc. (a)	588	34,063
Hotels, Restaurants & Leisure
Choice Hotels International, Inc.	1,059	124,454
Leisure Products
Malibu Boats, Inc. Class A (a)	1,079	63,294
Specialty Retail
ARKO Corp.	4,866	38,685
Lowe's Companies, Inc.	317	71,547
O'Reilly Automotive, Inc. (a)	151	144,250
Tractor Supply Co.	363	80,259
Total Consumer Discretionary		556,552
Consumer Staples | 3.0%
Consumer Staples Distribution & Retail
Dollar General Corp.	344	58,404
Food Products
Hershey Co. (The)	785	196,015
Total Consumer Staples		254,419
Energy | 2.6%
Oil, Gas & Consumable Fuels
Chevron Corp.	452	71,122
ConocoPhillips	657	68,072
Marathon Petroleum Corp.	724	84,418
Total Energy		223,612
Financials | 7.4%
Banks
FB Financial Corp.	568	15,932
Glacier Bancorp, Inc.	991	30,889
SouthState Corp.	346	22,767
Truist Financial Corp.	2,002	60,761
Capital Markets
CME Group, Inc.	769	142,488
Intercontinental Exchange, Inc.	948	107,200
Financial Services
Jack Henry & Associates, Inc.	842	140,892
Insurance
Allstate Corp.	180	19,627
American International Group, Inc.	548	31,532
Chubb Ltd.	266	51,221
Total Financials		623,309
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2023 | (Unaudited) | (Continued)

Common Stocks | 58.1% of portfolio (Continued)

	Shares	Value
Health Care | 9.2%
Health Care Equipment & Supplies
Integer Holdings Corp. (a)	1,400	$ 124,054
Stryker Corp.	624	190,376
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	685	74,747
Centene Corp. (a)	1,265	85,325
Life Sciences Tools & Services
IQVIA Holdings Inc. (a)	433	97,325
Pharmaceuticals
Zoetis Inc.	1,176	202,519
Total Health Care		774,346
Industrials | 9.6%
Commercial Services & Supplies
Casella Waste Systems, Inc. Class A (a)	793	71,727
Ground Transportation
CSX Corp.	3,403	116,042
J.B. Hunt Transport Services, Inc.	344	62,275
Machinery
Cummins Inc.	241	59,084
Deere & Co.	522	211,509
Xylem, Inc.	267	30,069
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	595	86,174
Fastenal Co.	2,913	171,838
Total Industrials		808,718
Information Technology | 11.3%
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	948	105,654
Corning Inc.	3,070	107,573
Trimble Inc. (a)	1,522	80,575
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	1,204	111,358
Micron Technology, Inc.	1,220	76,994
Software
ANSYS, Inc. (a)	482	159,190
Paycom Software, Inc. (a)	519	166,724
Tyler Technologies, Inc. (a)	354	147,430
Total Information Technology		955,498
Materials | 3.0%
Chemicals
Sherwin-Williams Co. (The)	309	82,045
Construction Materials
Vulcan Materials Co.	413	93,107
Metals & Mining
Freeport-McMoRan Inc.	2,032	81,280
Total Materials		256,432
Real Estate | 4.1%
Health Care REITs
Community Healthcare Trust Inc.	798	26,350
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2023 | (Unaudited) | (Continued)

Common Stocks | 58.1% of portfolio (Continued)

			Shares	Value
Real Estate | 4.1% (Continued)
Specialized REITs
American Tower Corp.			802	$155,540
Crown Castle International Corp.			1,188	135,361
Uniti Group Inc.			5,502	25,419
Total Real Estate				342,670
Total Common Stocks
(Cost $ 4,975,730)				4,908,160
U.S. Government & Agency Obligations | 22.1% of portfolio
	Interest Rate /
	Yield	Maturity Date	Face Amount
Federal Farm Credit Bank	0.52%	10/21/25	$ 200,000	181,212
Federal Farm Credit Bank	3.32	02/25/26	200,000	192,972
Federal Farm Credit Bank	1.20	04/28/27	195,000	171,572
Federal Farm Credit Bank	3.38	09/15/27	65,000	62,540
Federal Farm Credit Bank	3.88	08/15/28	265,000	261,051
Federal Farm Credit Bank	3.43	12/06/28	62,000	59,560
Federal Farm Credit Bank	4.00	09/27/29	200,000	196,616
Federal Farm Credit Bank	3.50	09/01/32	50,000	46,836
Tennessee Valley Authority	2.88	09/15/24	99,000	96,009
Tennessee Valley Authority	0.75	05/15/25	128,000	118,103
Tennessee Valley Authority	7.12	05/01/30	150,000	174,694
Tennessee Valley Authority	1.50	09/15/31	205,000	165,668
U.S. Treasury Note	5.50(b)	01/31/25	10,000	10,017
U.S. Treasury Note	4.12	06/15/26	135,000	133,639
Total U.S. Government & Agency Obligations
(Cost $ 1,950,879)				1,870,489
Corporate Bonds–Other | 11.5% of portfolio
Communication Services | 1.5%
DISH DBS Corp. (c)	5.25	12/01/26	57,000	45,724
T-Mobile USA Inc.	4.80	07/15/28	41,000	40,153
T-Mobile USA, Inc.	3.75	04/15/27	44,000	41,650
Total Communication Services				127,527
Consumer Discretionary | 1.3%
Choice Hotels International, Inc.	3.70	01/15/31	25,000	21,129
Dollar General Corp.	5.00	11/01/32	30,000	29,124
Kohl's Corp.	4.25	07/17/25	22,000	20,358
Tractor Supply Co.	1.75	11/01/30	44,000	34,846
Total Consumer Discretionary				105,457
Consumer Staples | 0.5%
Bunge Limited Finance Corp.	3.75	09/25/27	10,000	9,440
Bunge Limited Finance Corp.	2.75	05/14/31	35,000	29,380
Total Consumer Staples				38,820
Energy | 0.0%
Murphy Oil Corp.	6.37	07/15/28	3,000	2,957
Total Energy				2,957
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2023 | (Unaudited) | (Continued)

Corporate Bonds–Other | 11.5% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 4.6%
American Tower Corp.	3.95%	03/15/29	$ 60,000	$55,288
Chubb INA Holdings Inc.	3.15	03/15/25	36,000	34,749
Cincinnati Financial Corp.	6.92	05/15/28	25,000	26,664
Globe Life Inc.	4.55	09/15/28	33,000	31,915
Intercontinental Exchange, Inc.	3.75	12/01/25	78,000	75,670
M&T Bank Corp.	3.55	07/26/23	58,000	57,889
Metlife, Inc.	3.00	03/01/25	42,000	40,547
Truist Bank	3.69(b)	08/02/24	30,000	29,914
Truist Financial Corp.	1.27(b)	03/02/27	45,000	39,683
Total Financials				392,319
Health Care | 0.9%
Laboratory Corporation of America Holdings	1.55	06/01/26	43,000	38,408
Zoetis Inc.	5.40	11/14/25	40,000	40,123
Total Health Care				78,531
Industrials | 0.4%
CNH Industrial Capital LLC	1.45	07/15/26	17,000	15,025
J.B. Hunt Transport Services, Inc.	3.88	03/01/26	23,000	22,177
Total Industrials				37,202
Information Technology | 0.3%
Micron Technology, Inc.	4.66	02/15/30	26,000	24,517
Total Information Technology				24,517
Materials | 0.9%
Mosaic Co.	4.05	11/15/27	22,000	20,948
Steel Dynamics, Inc.	2.40	06/15/25	27,000	25,218
Vulcan Materials Co.	3.50	06/01/30	32,000	28,910
Total Materials				75,076
Real Estate | 0.6%
American Tower Corp.	5.50	03/15/28	30,000	29,791
Crown Castle International Corp.	3.80	02/15/28	18,000	16,777
Total Real Estate				46,568
Utilities | 0.5%
Black Hills Corp.	4.25	11/30/23	45,000	44,686
Total Utilities				44,686
Total Corporate Bonds–Other
(Cost $ 1,056,047)				973,660
Asset-Backed Securities | 2.6% of portfolio
CNH Equipment Trust 22-A	2.39	08/15/25	52,128	51,479
John Deere Owner Trust 23-A	5.01	11/15/27	50,000	49,554
John Deere Owner Trust 23-B	5.18	03/15/28	20,000	19,966
SBA Tower Trust (c)	1.63	11/15/26	30,000	25,876
SBA Tower Trust (c)	2.59	10/15/31	52,000	41,188
SBA Tower Trust (c)	2.84	01/15/25	35,000	33,233
Total Asset-Backed Securities
(Cost $ 239,756)				221,296
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2023 | (Unaudited) | (Continued)

Mortgage-Backed Securities | 1.9% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Farm 2021-1 Mortgage Trust 21-1 (c)	2.18%(b)	01/25/51	$ 26,057	$20,596
Freddie Mac Multiclass Certificates 21-P009	1.13	01/25/31	41,296	35,371
GNMA 786428	4.00	06/20/52	19,763	18,405
GNMA 786576	4.50	09/20/52	59,841	56,981
GNMA II POOL 785401	2.50	10/20/50	28,559	24,216
Total Mortgage-Backed Securities
(Cost $ 174,182)				155,569

Municipal Bonds | 1.4% of portfolio

Kansas | 0.1%

City of Wichita, Kansas Water & Sewer Utility Revenue	3.00	10/01/24	10,000	9,707
Montana | 0.2%
Yellowstone County School District No. 2 Billings	2.22	06/15/32	15,000	12,236
Pennsylvania | 0.5%
Geisinger Health System Revenue	2.25	04/01/27	20,000	18,128
New Castle Sanitation Authority	1.16	06/01/25	25,000	23,046
Total Pennsylvania				41,174
Texas | 0.3%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	30,000	27,878
Washington | 0.3%
Northwest Open Access Network Revenue	1.68	12/01/27	30,000	25,523
Total Municipal Bonds
(Cost $ 131,310)				116,518
Money Market Fund | 2.4% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund	5.03%(d)		204,702	204,702
Total Money Market Fund
(Cost $ 204,702)				204,702

Total Investments in Securities
(Cost $8,732,606) | 100.0%				$8,450,394

(a) Non-income producing.

(b)Variable coupon rate as of June 30, 2023.

(c)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $166,617 and represents 2.0% of total investments.

(d)7-day yield at June 30, 2023.

CME -Chicago Mercantile Exchange

LLC -Limited Liability Company

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Stock Index Fund | June 30, 2023 | (Unaudited)

	Cost	Value
Investment	$36,632,905	$218,894,428

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2023, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.63%. See the Appendix for the S&P 500 Index Master Portfolio for holdings information.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Value Fund | June 30, 2023 | (Unaudited)

Common Stocks | 97.4% of portfolio		Common Stocks | 97.4% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 7.9%

Entertainment
Walt Disney Co. (The) (a)	91,900	$ 8,204,832
Interactive Media & Services
Alphabet, Inc., Class C (a)	266,920	32,289,312
Meta Platforms, Inc., Class A (a)	110,700	31,768,686
Total Communication Services		72,262,830

Consumer Discretionary | 6.2%

Hotels, Restaurants & Leisure
McDonald's Corp.	57,197	17,068,157
Specialty Retail
Home Depot, Inc.	37,018	11,499,272
TJX Companies, Inc. (The)	143,600	12,175,844
Ulta Beauty, Inc. (a)	35,456	16,685,416
Total Consumer Discretionary		57,428,689

Consumer Staples | 0.9%

Food Products
Kraft Heinz Co. (The)	228,300	8,104,650
Total Consumer Staples		8,104,650

Energy | 7.4%

Oil, Gas & Consumable Fuels
Chevron Corp.	166,300	26,167,305
ConocoPhillips	238,100	24,669,541
Hess Corp.	128,800	17,510,360
Total Energy		68,347,206

Financials | 19.5%

Banks
Bank of America Corp.	558,402	16,020,553
Citigroup, Inc.	235,339	10,835,008
JPMorgan Chase & Co.	245,291	35,675,123
Truist Financial Corp.	319,200	9,687,720
Capital Markets
Goldman Sachs Group, Inc.	76,774	24,762,686
Financial Services
Fiserv, Inc. (a)	197,900	24,965,085
Visa Inc., Class A	101,298	24,056,249
Insurance
Allstate Corp.	87,184	9,506,543
American International Group,
Inc.	161,194	9,275,103
Chubb Ltd.	79,138	15,238,813
Total Financials		180,022,883

Health Care | 19.8%

Biotechnology
AbbVie Inc.	193,463	26,065,270
Health Care Equipment &
Supplies
Abbott Laboratories	288,256	31,425,669
Boston Scientific Corp. (a)	433,396	23,442,390

Health Care | 19.8% (Continued)

Health Care Providers & Services
Centene Corp. (a)	329,397	$ 22,217,828
Cigna Corp.	64,914	18,214,868
Pharmaceuticals
Bristol-Myers Squibb Co.	249,101	15,930,009
Merck & Co., Inc.	187,682	21,656,626
Pfizer, Inc.	361,099	13,245,111
Royalty Pharma PLC, Class A	346,484	10,650,918
Total Health Care		182,848,689

Industrials | 16.3%

Aerospace & Defense
Northrop Grumman Corp.	47,131	21,482,310
Electrical Equipment
Eaton Corp. PLC	88,887	17,875,176
Ground Transportation
CSX Corp.	619,182	21,114,106
Industrial Conglomerates
Honeywell International, Inc.	165,573	34,356,397
Machinery
Deere & Co.	46,800	18,962,892
Parker-Hannifin Corp.	94,222	36,750,349
Total Industrials		150,541,230

Information Technology | 9.1%

Electronic Equipment,
Instruments & Components
Corning Inc.	203,300	7,123,632
Semiconductors & Semiconductor
Equipment
Lam Research Corp.	26,900	17,292,934
NXP Semiconductors NV	95,063	19,457,495
Software
Microsoft Corp.	117,414	39,984,164
Total Information Technology		83,858,225

Materials | 7.2%

Chemicals
Dow Inc.	157,681	8,398,090
DuPont de Nemours, Inc.	226,778	16,201,020
Containers & Packaging
Avery Dennison Corp.	132,687	22,795,627
Metals & Mining
Freeport-McMoRan Inc.	473,700	18,948,000
Total Materials		66,342,737

Real Estate | 3.1%

Specialized REITs
Digital Realty Trust, Inc.	91,601	10,430,606
VICI Properties Inc.	584,835	18,381,364
Total Real Estate		28,811,970
Total Common Stocks
(Cost $524,887,730)		898,569,109
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Value Fund | June 30, 2023 | (Unaudited) | (Continued)

Money Market Fund | 2.6% of portfolio

	Shares	Value
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 5.03% (b)	24,416,843	$ 24,416,843
Total Money Market Fund
(Cost $24,416,843)		24,416,843
Total Investments in Securities
(Cost $549,304,573) | 100.0%	$922,985,952

(a) Non-income producing. (b)7-day yield at June 30, 2023. PLC -Public Limited Company NV -Naamloze Vennottschap

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Growth Fund | June 30, 2023 | (Unaudited)

Common Stocks | 99.4% of portfolio		Common Stocks | 99.4% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 13.7%

Entertainment
Live Nation Entertainment,
Inc. (a)	5,253	$478,601
Netflix, Inc. (a)	8,992	3,960,886
Spotify Technology SA (a)	11,442	1,837,013
Interactive Media & Services
Alphabet, Inc., Class A (a)	156,840	18,773,748
Meta Platforms, Inc., Class A (a)	36,181	10,383,223
IAC/InterActiveCorp (a)	14,611	917,571
Media
Trade Desk, Inc. (The),
Class A (a)	15,605	1,205,018
Wireless Telecommunication
Services
T-Mobile U.S., Inc. (a)	21,823	3,031,215
Total Communication Services		40,587,275

Consumer Discretionary | 12.2%

Automobiles
Rivian Automotive, Inc. (a)	59,640	993,602
Broadline Retail
Amazon.com, Inc. (a)	155,416	20,260,030
Coupang, Inc. (a)	92,812	1,614,929
Hotels, Restaurants & Leisure
Booking Holdings, Inc. (a)	1,524	4,115,303
Chipotle Mexican Grill, Inc. (a)	1,299	2,778,561
Leisure Products
Peloton Interactive, Inc. (a)	118,044	907,758
Specialty Retail
Ross Stores, Inc.	48,901	5,483,269
Total Consumer Discretionary		36,153,452

Consumer Staples | 1.2%

Beverages
Monster Beverage Corp. (a)	60,060	3,449,846
Total Consumer Staples		3,449,846

Financials | 10.6%

Capital Markets
Tradeweb Markets Inc.	29,040	1,988,659
Financial Services
Affirm Holdings, Inc. (a)	28,270	433,379
Fiserv, Inc. (a)	77,843	9,819,895
Global Payments, Inc.	28,218	2,780,037
Mastercard Inc., Class A	22,972	9,034,888
Visa Inc., Class A	30,969	7,354,518
Total Financials		31,411,376

Health Care | 18.0%

Biotechnology
Legend Biotech Corp. ADR (a)	20,012	1,381,428
Vertex Pharmaceuticals, Inc. (a)	7,337	2,581,964

Health Care | 18.0% (Continued)

Health Care Equipment &
Supplies
Becton, Dickinson & Co.	15,358	$ 4,054,666
Insulet Corp. (a)	1,884	543,232
Intuitive Surgical, Inc. (a)	21,803	7,455,318
Penumbra, Inc. (a)	4,288	1,475,329
Stryker Corp.	22,032	6,721,743
Health Care Providers & Services
Cigna Corp.	29,131	8,174,159
HCA Healthcare, Inc.	3,670	1,113,772
Humana, Inc.	6,402	2,862,526
UnitedHealth Group, Inc.	24,147	11,606,014
Pharmaceuticals
Eli Lilly & Co.	11,280	5,290,094
Total Health Care		53,260,245

Industrials | 1.8%

Ground Transportation
Old Dominion Freight Line, Inc.	3,286	1,214,998
Machinery
Ingersoll Rand Inc.	61,230	4,001,993
Total Industrials		5,216,991

Information Technology | 41.9%

Communications Equipment
Arista Networks, Inc. (a)	3,854	624,579
Electronic Equipment,
Instruments & Components
Amphenol Corp., Class A	52,083	4,424,451
IT Services
MongoDB, Inc. (a)	1,861	764,853
Semiconductors & Semiconductor
Equipment
Advanced Micro Devices, Inc. (a)	19,712	2,245,394
ASML Holding NV ADR	6,415	4,649,271
Marvell Technology, Inc.	32,405	1,937,171
NVIDIA Corp.	38,963	16,482,128
Software
Adobe Inc. (a)	6,100	2,982,839
Atlassian Corp., Class A (a)	17,083	2,866,698
Cadence Design Systems, Inc. (a)	20,069	4,706,582
Dynatrace, Inc. (a)	43,605	2,244,349
Intuit, Inc.	22,241	10,190,604
Microsoft Corp.	112,140	38,188,156
Paylocity Holding Corp. (a)	7,933	1,463,876
salesforce.com, Inc. (a)	10,902	2,303,157
ServiceNow, Inc. (a)	9,449	5,310,055
Technology Hardware, Storage &
Peripherals
Apple, Inc.	117,522	22,795,742
Total Information Technology		124,179,905
Total Common Stocks
(Cost $178,579,589)		294,259,090
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Growth Fund | June 30, 2023 | (Unaudited) | (Continued)

Money Market Fund | 0.6% of portfolio

	Shares	Value
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 5.03% (b)	1,848,016	$1,848,016
Total Money Market Fund
(Cost $1,848,016)		1,848,016

Total Investments in Securities
(Cost $180,427,605) | 100.0%		$296,107,106

(a) Non-income producing. (b)7-day yield at June 30, 2023.

SA -Sociedad Anonima or Societe Anonyme

ADR -American Depositary Receipt

NV -Naamloze Vennottschap

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

International Equity Fund | June 30, 2023 | (Unaudited)

Common Stocks | 96.8% of portfolio		Common Stocks | 96.8% of portfolio (Continued)
Shares	Value	Shares	Value

Australia | 2.3%

BHP Group Ltd. ADR	35,204	$ 2,100,623
Total Australia		2,100,623

Britain | 7.9%

Haleon PLC	570,858	2,343,067
Rio Tinto PLC	31,233	1,984,846
Shell PLC	92,932	2,772,316
Total Britain		7,100,229

Canada | 6.8%

Alimentation Couche-Tard Inc.	36,700	1,881,888
Canadian National Railway Co.	11,846	1,434,195
Manulife Financial Corp.	144,500	2,731,293
Total Canada		6,047,376

China | 2.1%

Haier Smart Home Co., Ltd.	206,748	651,991
LONGi Green Technology Co.,
Ltd.	124,600	491,776
Zhejiang Sanhua Intelligent
Controls Co., Ltd.	174,900	728,584
Total China		1,872,351

Denmark | 2.6%

Genmab A/S (a)	4,347	1,647,329
Novozymes A/S, Class B	14,743	687,895
Total Denmark		2,335,224

France | 11.6%

Air Liquide SA	7,800	1,398,814
Dassault Systèmes SE	34,284	1,519,157
Kering SA	2,378	1,313,129
L'Oréal SA	5,929	2,765,738
Schneider Electric SE	18,788	3,413,340
Total France		10,410,178

Germany | 10.8%

Allianz SE REG	11,944	2,782,042
Infineon Technologies AG	93,806	3,863,140
SAP SE ADR	12,937	1,769,911
Symrise AG	11,571	1,213,248
Total Germany		9,628,341

Hong Kong | 2.7%

AIA Group Ltd.	241,600	2,453,810
Total Hong Kong		2,453,810

India | 0.9%

HDFC Bank Ltd. ADR	11,512	802,386
Total India		802,386

Indonesia | 0.4%

PT Telkom Indonesia (Persero)
Tbk. ADR	13,191	$351,804
Total Indonesia		351,804

Japan | 17.2%

Chugai Pharmaceutical Co., Ltd.	102,900	2,930,491
Daifuku Co., Ltd.	53,800	1,108,054
FANUC Corp.	26,400	926,789
Keyence Corp.	3,100	1,472,985
Komatsu Ltd.	64,700	1,750,006
Kubota Corp.	15,200	222,511
Nitori Holdings Co., Ltd.	9,200	1,033,107
Shimano, Inc.	6,200	1,037,926
Shionogi & Co., Ltd.	27,200	1,147,280
Shiseido Co., Ltd.	26,000	1,178,573
Sysmex Corp.	15,400	1,054,853
Unicharm Corp.	42,200	1,569,201
Total Japan		15,431,776

Netherlands | 2.4%

Adyen NV (a)	1,247	2,159,390
Total Netherlands		2,159,390

Republic of South Korea | 1.3%

Samsung Electronics Co., Ltd.
GDR	841	1,165,812
Total Republic of South Korea		1,165,812

Russia | 0.0%

LUKOIL PJSC (a)	6,253	0
Yandex NV, Class A (a)	4,239	0
Total Russia		0

Singapore | 3.4%

DBS Group Holdings Ltd.	131,615	3,073,574
Total Singapore		3,073,574

Spain | 2.5%

Banco Bilboa Vizcaya Argentaria
SA	292,178	2,244,717
Total Spain		2,244,717

Sweden | 9.1%

Alfa Laval AB	47,818	1,744,288
Assa Abloy AB	12,454	299,356
Atlas Copco AB, Class A	191,053	2,758,208
Epiroc AB, Class A	71,510	1,354,532
Skandinaviska Enskilda Banken
AB, Class A	177,296	1,960,939
Total Sweden		8,117,323
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | International Equity Fund | June 30, 2023 | (Unaudited) | (Continued)

Common Stocks | 96.8% of portfolio (Continued)

	Shares	Value
Switzerland | 10.0%
Alcon Inc.	24,261	$ 1,992,071
Lonza Group AG REG	3,668	2,192,409
Nestlé SA ADR	12,490	1,502,441
Roche Holding AG REG	7,084	2,163,949
Sonova Holding AG REG	4,074	1,087,095
Total Switzerland		8,937,965
Taiwan | 0.9%
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	7,692	776,277
Total Taiwan		776,277

Money Market Fund | 3.2% of portfolio

	Shares	Value
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 5.03% (b)	2,899,535	$2,899,535
Total Money Market Fund
(Cost $2,899,535)		2,899,535

Total Investments in Securities
(Cost $70,860,129) | 100.0%		$89,606,402

United States of America | 1.9%

Linde PLC	4,455	1,697,711
Total United States of America		1,697,711
Total Common Stocks
(Cost $67,960,594)		86,706,867

(a) Non-income producing. (b)7-day yield at June 30, 2023. ADR -American Depositary Receipt PLC -Public Limited Company A/S -Aktieselskab

SA -Sociedad Anonima or Societe Anonyme

SE -Societas Europaea

REG -Registered Shares

AG -Aktiengesellschaft

Tbk. -Terbuka

NV -Naamloze Vennottschap

GDR -Global Depositary Receipt

AB -Aktiebolag

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Small-Company Stock Fund | June 30, 2023 | (Unaudited)

Common Stocks | 97.0% of portfolio		Common Stocks | 97.0% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 1.7%

Interactive Media & Services
Ziff Davis, Inc. (a)	62,726	$ 4,394,584
Total Communication Services		4,394,584

Health Care | 13.3% (Continued)

Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	24,650	$ 5,920,191
Total Health Care		33,555,228

Consumer Discretionary | 11.0%

Hotels, Restaurants & Leisure
Hilton Grand Vacations Inc. (a)	110,400	5,016,576
Household Durables
MDC Holdings, Inc.	134,288	6,280,650
Leisure Products
Malibu Boats, Inc., Class A (a)	88,100	5,167,946
Topgolf Callaway Brands Corp. (a)	204,351	4,056,367
YETI Holdings, Inc. (a)	77,500	3,010,100
Specialty Retail
ARKO Corp.	526,600	4,186,470
Total Consumer Discretionary		27,718,109

Energy | 5.7%

Oil, Gas & Consumable Fuels
Matador Resources Co.	38,800	2,030,016
Northern Oil and Gas, Inc.	161,900	5,556,408
Permian Resources Corp.	180,900	1,982,664
SM Energy Co.	153,300	4,848,879
Total Energy		14,417,967

Financials | 12.7%

Banks
Atlantic Union Bankshares Corp.	129,592	3,362,912
Cadence Bank	136,750	2,685,770
Columbia Banking System, Inc.	87,115	1,766,692
Eastern Bankshares, Inc.	195,300	2,396,331
FB Financial Corp.	138,259	3,878,165
Glacier Bancorp, Inc.	104,116	3,245,296
Live Oak Bancshares, Inc.	60,400	1,589,124
Consumer Finance
Encore Capital Group, Inc. (a)	116,283	5,653,680
Insurance
Kinsale Capital Group, Inc.	19,426	7,269,209
Total Financials		31,847,179

Health Care | 13.3%

Biotechnology
Twist Bioscience Corp. (a)	61,977	1,268,049
Health Care Equipment &
Supplies
Enovis Corp. (a)	61,576	3,948,253
Envista Holdings Corp. (a)	139,400	4,717,296
Integer Holdings Corp. (a)	76,970	6,820,312
NuVasive, Inc. (a)	88,300	3,672,397
STAAR Surgical Co. (a)	35,236	1,852,356
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	49,087	5,356,374

Industrials | 27.3%

Aerospace & Defense
Triumph Group, Inc. (a)	469,430	5,806,849
Building Products
Hayward Holdings, Inc. (a)	338,900	4,354,865
Construction & Engineering
Comfort Systems USA, Inc.	55,688	9,143,970
Electrical Equipment
Atkore Inc. (a)	64,400	10,042,536
EnerSys	36,035	3,910,518
Ground Transportation
Werner Enterprises, Inc.	114,133	5,042,396
Machinery
ESAB Corp.	57,176	3,804,491
Federal Signal Corp.	155,494	9,956,281
John Bean Technologies Corp.	22,200	2,692,860
Professional Services
CACI International Inc.,
Class A (a)	8,371	2,853,172
TaskUs, Inc., Class A (a)	93,800	1,061,816
Trading Companies & Distributors
Applied Industrial Technologies,
Inc.	68,226	9,881,171
Total Industrials		68,550,925

Information Technology | 15.2%

Electronic Equipment,
Instruments & Components
Advanced Energy Industries, Inc.	63,162	7,039,405
Plexus Corp. (a)	26,000	2,554,240
Semiconductors & Semiconductor
Equipment
Diodes Inc. (a)	67,486	6,241,780
Software
Altair Engineering Inc.,
Class A (a)	94,477	7,165,136
Descartes Systems Group Inc.
(The) (a)	95,570	7,656,113
Model N, Inc. (a)	134,900	4,770,064
PowerSchool Holdings, Inc. (a)	143,069	2,738,340
Total Information Technology		38,165,078

Materials | 6.9%

Chemicals
Avient Corp.	170,627	6,978,644
Construction Materials
Summit Materials, Inc.,
Class A (a)	275,109	10,412,876
Total Materials		17,391,520
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Small-Company Stock Fund | June 30, 2023 | (Unaudited) | (Continued)

Common Stocks | 97.0% of portfolio (Continued)

	Shares	Value
Real Estate | 3.2%
Health Care REITs
Community Healthcare Trust Inc.	78,900	$ 2,605,278
Office REITs
Easterly Government Properties,
Inc.	229,311	3,325,009
Specialized REITs
Uniti Group Inc.	447,800	2,068,836
Total Real Estate		7,999,123
Total Common Stocks
(Cost $191,530,675)		244,039,713

(a) Non-income producing. (b)7-day yield at June 30, 2023.

Money Market Fund | 3.0% of portfolio

	Shares	Value
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 5.03% (b)	7,535,540	$7,535,540
Total Money Market Fund
(Cost $7,535,540)		7,535,540

Total Investments in Securities
(Cost $199,066,215) | 100.0%		$251,575,253
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

		Short-Term
Assets	Daily Income	Government	Short-Term Bond
	Fund	Securities Fund	Fund
Investments in securities, at value (cost: $210,194,208, $63,246,463,
$479,517,471, $140,944,457, $8,732,606, $36,632,905, $549,304,573,
$180,427,605, $70,860,129 and $199,066,215, respectively)	$210,194,208	$61,224,354	$464,165,930
Cash	—	6,484	1
Foreign currency (cost $13,450)	—	—	—
Investment securities sold receivable	—	—	1,951,752
Dividends, interest, and tax reclaims receivable	425,262	201,395	2,968,705
Capital shares sold receivable	194,244	102,350	54,975
Prepaid expenses	49,996	25,013	105,668
Due from Homestead Advisers	—	—	—
Total Assets	210,863,710	61,559,596	469,247,031
Liabilities
Investment securities purchased payable	3,968,283	—	810,014
Accrued expenses payable	66,743	19,023	115,307
Independent Director/Trustee's deferred compensation payable	81,698	34,047	194,818
Capital shares redeemed payable	58,103	223,707	417,421
Dividends payable	4,336	5,249	34,000
Due to Homestead Advisers	78,403	26,022	254,751
Due to custodian	—	—	—
Total Liabilities	4,257,566	308,048	1,826,311

Net Assets	$206,606,144	$61,251,548	$467,420,720
Net Assets Consist Of:
Distributable earnings (losses)	(66,292)	(4,928,117)	(41,687,796)
Paid-in-capital applicable to outstanding shares of 206,672,787, 12,567,378,
96,981,935, 29,459,219, 937,688, 6,736,878, 19,469,962, 21,674,671, 9,192,732
and 10,138,146, respectively	206,672,436	66,179,665	509,108,516

Net Assets	$206,606,144	$61,251,548	$467,420,720
Net Asset Value Per Share	$1.00	$4.87	$4.82
Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

	Rural America
Intermediate	Growth & Income				International	Small-Company
Bond Fund	Fund	Stock Index Fund	Value Fund	Growth Fund	Equity Fund	Stock Fund
$132,376,894	$8,450,394	$218,894,428	$922,985,952	$296,107,106	$89,606,402	$251,575,253
—	—	—	—	—	—	—
—	—	—	—	—	13,460	—
—	—	89,268	—	628,980	124,464	—
971,052	28,017	—	899,075	42,297	393,886	178,955
361,357	148,546	81,030	127,554	91,399	66,858	110,257
43,498	13,250	48,418	193,320	59,468	24,300	64,482
—	536	—	—	—	—	—
133,752,801	8,640,743	219,113,144	924,205,901	296,929,250	90,229,370	251,928,947

—	—	—	—	—	195,890	—
54,084	22,910	79,470	193,910	75,642	25,799	112,587
7,329	54	45,381	324,972	50,337	57,155	195,304
64,270	1,532	170,298	784,421	322,386	130,106	382,710
20,595	3	1,837	377,714	—	53,072	59,739
66,034	—	55,397	392,045	165,031	52,341	181,452
3	—	—	—	2,831	—	—
212,315	24,499	352,383	2,073,062	616,227	514,363	931,792

$133,540,486	$8,616,244	$218,760,761	$922,132,839	$296,313,023	$89,715,007	$250,997,155

(22,407,155)	(454,222)	180,914,803	394,648,787	117,025,264	21,112,404	58,303,920
155,947,641	9,070,466	37,845,958	527,484,052	179,287,759	68,602,603	192,693,235

$133,540,486	$8,616,244	$218,760,761	$922,132,839	$296,313,023	$89,715,007	$250,997,155
$4.53	$9.19	$32.47	$47.36	$13.67	$9.76	$24.76
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations

For the Period Ended June 30, 2023 (Unaudited)

		Short-Term
Investment Income	Daily Income	Government	Short-Term Bond
	Fund	Securities Fund	Fund
Interest	$4,831,359	$961,477	$8,805,898
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	4,831,359	961,477	8,805,898
Expenses
Management fees	406,370	145,944	1,425,746
Custodian and accounting fees	50,280	36,631	66,999
Shareholder servicing fees	49,108	32,959	56,761
Director, Trustee, and Board meeting expenses	34,159	9,327	63,691
Legal and audit fees	33,325	11,221	59,334
Registration fees	15,420	12,669	13,005
Printing and regulatory filings	9,146	4,852	12,129
Insurance	6,905	2,148	12,856
Communication	629	335	827
Sub-transfer agency fees	—	6	18,197
Other expenses	2,930	7,633	20,703
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	608,272	263,725	1,750,248
Less fees waived and/or expenses reimbursed by Homestead Advisers	—	(20,296)	—
Net Expenses	608,272	243,429	1,750,248

Net Investment Income (Loss)	4,223,087	718,048	7,055,650
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	23,894	(1,409,435)	(5,023,798)
Net change in unrealized apprecation (depreciation)	—	1,541,387	5,672,294
Net Gain (Loss) On Investments	23,894	131,952	648,496

Net Increase In Net Assets From Operations	$4,246,981	$850,000	$7,704,146

(a)Includes foreign tax withholding expense of $8,415 in Stock Index, $25,389 in Value, $4,420 in Growth, and $163,822 in International Equity Funds.

(b)Represents expenses allocated to the Fund by the S&P 500 Master Portfolio after expense reimbursements of $932.

(c)Represents realized and unrealized gains on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

	Rural America
Intermediate	Growth & Income				International	Small-Company
Bond Fund	Fund	Stock Index Fund	Value Fund	Growth Fund	Equity Fund	Stock Fund
$ 2,541,012	$55,239	$—	$332,642	$55,635	$73,065	$152,098
—	34,441	—	9,344,722(a)	676,365(a)	1,406,830(a)	1,281,061
—	—	1,696,722(a)	—	—	—	—
—	—	16,097	—	—	—	—
2,541,012	89,680	1,712,819	9,677,364	732,000	1,479,895	1,433,159

398,671	26,219	—	2,149,926	842,536	327,531	1,011,763
59,761	28,982	32,432	92,987	49,325	54,343	42,049
27,052	21,750	69,525	132,378	78,686	56,744	88,937
21,229	675	31,717	140,739	41,026	13,571	34,449
21,036	3,037	31,720	132,630	40,704	14,470	37,710
18,414	13,149	14,730	18,380	14,967	12,964	13,453
3,748	1,848	14,331	32,002	17,123	11,026	19,985
4,221	235	6,402	29,747	7,890	2,737	8,122
258	132	986	2,182	1,176	762	1,373
6	—	1,225	63,771	2,300	2,358	26,131
19,663	92	2,632	12,699	3,435	1,098	3,511
—	—	250,798	—	—	—	—
—	—	9,793(b)	—	—	—	—
574,059	96,119	466,291	2,807,441	1,099,168	497,604	1,287,483
(42,315)	(55,817)	—	—	—	(61,123)	—
531,744	40,302	466,291	2,807,441	1,099,168	436,481	1,287,483

2,009,268	49,378	1,246,528	6,869,923	(367,168)	1,043,414	145,676

(1,610,594)	(84,635)	(363,138)(c)	21,261,113	4,306,540	1,419,630	5,647,614
3,160,144	285,754	30,474,002(c)	3,001,859	68,234,254	6,481,495	17,240,706
1,549,550	201,119	30,110,864	24,262,972	72,540,794	7,901,125	22,888,320

$3,558,818	$250,497	$31,357,392	$31,132,895	$72,173,626	$8,944,539	$23,033,996
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,223,087	$2,423,947
Net realized gain (loss) on investments	23,894	(33,501)
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	4,246,981	2,390,446
Distributions to Shareholders
Distributions to shareholders	(4,234,264)	(2,393,963)
Total Distributions to shareholders	(4,234,264)	(2,393,963)
Capital Share Transactions
Net capital share transactions	2,033,075	24,974,628
Total increase (decrease) in net assets from capital transactions	2,033,075	24,974,628
Total Increase (Decrease) In Net Assets	2,045,792	24,971,111
Net Assets
Beginning of period	$204,560,352	$179,589,241
End of period	$206,606,144	$204,560,352
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30, 2023	Year Ended	June 30, 2023	Year Ended	June 30, 2023	Year Ended
(Unaudited)	December 31, 2022	(Unaudited)	December 31, 2022	(Unaudited)	December 31, 2022

$718,048	$839,648	$7,055,650	$8,468,065	$2,009,268	$2,636,226
(1,409,435)	(1,032,782)	(5,023,798)	(19,926,895)	(1,610,594)	(11,358,826)
1,541,387	(3,870,513)	5,672,294	(20,007,017)	3,160,144	(11,565,088)
850,000	(4,063,647)	7,704,146	(31,465,847)	3,558,818	(20,287,688)

(721,362)	(842,483)	(7,066,547)	(8,609,201)	(2,041,223)	(2,782,153)
(721,362)	(842,483)	(7,066,547)	(8,609,201)	(2,041,223)	(2,782,153)

(6,547,841)	(4,935,132)	(14,025,486)	(44,422,657)	1,264,965	2,491,679
(6,547,841)	(4,935,132)	(14,025,486)	(44,422,657)	1,264,965	2,491,679
(6,419,203)	(9,841,262)	(13,387,887)	(84,497,705)	2,782,560	(20,578,162)

$67,670,751	$77,512,013	$480,808,607	$565,306,312	$130,757,926	$151,336,088
$61,251,548	$67,670,751	$467,420,720	$480,808,607	$133,540,486	$130,757,926
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Rural America Growth & Income Fund
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
Increase (Decrease) In Net Assets
Operations
Net investment income	$49,378	$46,432
Net realized gain (loss) on investments	(84,635)	(138,527)
Net change in unrealized appreciation (depreciation)	285,754	(740,459)
Increase (decrease) in net assets from operations	250,497	(832,554)
Distributions to Shareholders
Distributions to shareholders	(4,238)	(42,312)
Total Distributions to shareholders	(4,238)	(42,312)
Capital Share Transactions
Net capital share transactions	1,171,427	2,711,190
Total increase (decrease) in net assets from capital transactions	1,171,427	2,711,190
Total Increase (Decrease) In Net Assets	1,417,686	1,836,324
Net Assets
Beginning of period	$7,198,558	$5,362,234
End of period	$8,616,244	$7,198,558
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund		Growth Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30, 2023	Year Ended	June 30, 2023	Year Ended	June 30, 2023	Year Ended
(Unaudited)	December 31, 2022	(Unaudited)	December 31, 2022	(Unaudited)	December 31, 2022

$1,246,528	$2,286,612	$6,869,923	$13,324,209	$(367,168)	$(993,342)
(363,138)	(154,799)	21,261,113	63,175,711	4,306,540	7,059,306
30,474,002	(46,167,668)	3,001,859	(136,261,835)	68,234,254	(130,619,695)
31,357,392	(44,035,855)	31,132,895	(59,761,915)	72,173,626	(124,553,731)

(55,924)	(3,574,110)	(10,450,741)	(91,061,366)	—	(15,514,807)
(55,924)	(3,574,110)	(10,450,741)	(91,061,366)	—	(15,514,807)

(4,180,807)	(2,505,647)	(23,682,154)	27,692,364	(10,538,925)	(4,517,269)
(4,180,807)	(2,505,647)	(23,682,154)	27,692,364	(10,538,925)	(4,517,269)
27,120,661	(50,115,612)	(3,000,000)	(123,130,917)	61,634,701	(144,585,807)

$191,640,100	$241,755,712	$925,132,839	$1,048,263,756	$234,678,322	$379,264,129
$218,760,761	$191,640,100	$922,132,839	$925,132,839	$296,313,023	$234,678,322
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,043,414	$1,659,181
Net realized gain (loss) on investments	1,419,630	2,298,816
Net change in unrealized appreciation (depreciation)	6,481,495	(23,735,880)
Increase (decrease) in net assets from operations	8,944,539	(19,777,883)
Distributions to Shareholders
Distributions to shareholders	(688,711)	(4,045,559)
Total Distributions to shareholders	(688,711)	(4,045,559)
Capital Share Transactions
Net capital share transactions	(631,972)	2,629,704
Total increase (decrease) in net assets from capital transactions	(631,972)	2,629,704
Total Increase (Decrease) In Net Assets	7,623,856	(21,193,738)
Net Assets
Beginning of period	$82,091,151	$103,284,889
End of period	$89,715,007	$82,091,151
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Small-Company Stock Fund

Six Months Ended
June 30, 2023	Year Ended
(Unaudited)	December 31, 2022
$145,676	$34,521
5,647,614	10,610,119

17,240,706(62,638,176)

23,033,996 (51,993,536)

(1,862,111)(12,017,540)

(1,862,111) (12,017,540)

(10,520,067)(9,662,489)

(10,520,067) (9,662,489)

10,651,818 (73,673,565)

$ 240,345,337	$ 314,018,902
$ 250,997,155	$ 240,345,337
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Financial Highlights

Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.02	0.01(a,b)	—(a,b,c)	(—(a,b,c)	0.01	0.01
Net realized and unrealized gain (loss) on
investments	—(c)	—(c)	—(c)	—	—	—

Total from investment operations	0.02	0.01(a)	—(a,c)	—(a,c)	0.01	0.01
Distributions
Net investment income	(0.02)	(0.01)	—(c)	—(c)	(0.01)	(0.01)
Net realized gain	—	—	—	—	—	—

Total distributions	(0.02)	(0.01)	—(a,c)	—(a,c)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.08%(d)	1.20%	0.01%	0.19%	1.43%	1.08%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$206,606	$204,560	$179,589	$171,783	$162,835	$163,854

Ratio of net investment income to average net
assets	4.16%(e)	1.24%(a,b)	0.01%(a,b)	0.17%(a,b)	1.42%	1.07%

Ratio of gross expenses before voluntary
expense limitation to average net assets	0.60%(e)	0.59%	0.70%	0.78%	0.78%	0.74%

Ratio of expenses to average net assets	0.60%(e)	0.48%(a,b)	0.04%(a,b)	0.37%(a,b)	0.78%	0.74%

(a)Effective August 14, 2009, Homestead Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017 and April 20, 2020 through May 6, 2022.

(b)Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by Homestead Advisers.

(c)Less than $0.01 per share. (d)Aggregate total return for the period.

(e)Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$4.87	$5.21	$5.29	$5.21	$5.14	$5.15

Income from investment operations
Net investment income	0.05	0.06	0.02	0.03	0.08	0.07
Net realized and unrealized gain (loss) on
investments	—(a)	(0.34)	(0.08)	0.18	0.09	(0.01)

Total from investment operations	0.05	(0.28)	(0.06)	0.21	0.17	0.06
Distributions
Net investment income	(0.05)	(0.06)	(0.02)	(0.03)	(0.08)	(0.07)
Net realized gain	—	—	—	(0.10)	(0.02)	—(a)

Total distributions	(0.05)	(0.06)	(0.02)	(0.13)	(0.10)	(0.07)

Net Asset Value, End of Period	$4.87	$4.87	$5.21	$5.29	$5.21	$5.14

Total Return	1.11%(b)	-5.41%	-1.18%	4.13%	3.36%	1.20%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$61,252	$67,671	$77,512	$89,150	$71,516	$76,918

Ratio of net investment income to average net
assets	2.21%(c,d)	1.16%(d)	0.32%(d)	0.58%(d)	1.52%(d)	1.37%(d)

Ratio of gross expenses before expense
limitation to average net assets	0.81%(c)	0.80%	0.79%	0.81%	0.85%	0.82%

Ratio of expenses to average net assets	0.75%(c,d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)

Portfolio turnover rate	233%(e)	202%(e)	155%(e)	299%(e)	237%(e,f)	40%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Excludes expenses in excess of a 0.75% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.

(e)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

(f)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Short-Term Bond Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$4.81	$5.19	$5.32	$5.23	$5.17	$5.19

Income from investment operations
Net investment income	0.07	0.08	0.02	0.05	0.10	0.10
Net realized and unrealized gain (loss) on
investments	0.01	(0.38)	(0.08)	0.23	0.10	(0.02)

Total from investment operations	0.08	(0.30)	(0.06)	0.28	0.20	0.08
Distributions
Net investment income	(0.07)	(0.08)	(0.02)	(0.05)	(0.10)	(0.10)
Net realized gain	—	—	(0.05)	(0.14)	(0.04)	—(a)

Total distributions	(0.07)	(0.08)	(0.07)	(0.19)	(0.14)	(0.10)

Net Asset Value, End of Period	$4.82	$4.81	$5.19	$5.32	$5.23	$5.17

Total Return	1.70%(b)	-5.72%	-1.11%	5.42%	3.90%	1.69%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$467,421	$480,809	$565,306	$565,061	$548,312	$562,033

Ratio of net investment income to average net
assets	2.97%(c)	1.66%	0.40%	0.92%	1.87%	2.02%

Ratio of expenses to average net assets	0.74%(c)	0.76%	0.79%	0.78%	0.79%	0.77%

Portfolio turnover rate	207%(d)	328%(d)	355%(d)	328%(d)	276%(d,e)	39%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

(e)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Intermediate Bond Fund

					Period ended
					May 1, 2019
	Six Months				(inception)
	Ended	Year Ended December 31,			to December 31,
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019

Net Asset Value, Beginning of Period	$4.48	$5.28	$5.41	$5.13	$5.00

Income from investment operations
Net investment income	0.07	0.10	0.07	0.08	0.06
Net realized and unrealized gain (loss) on
investments	0.05	(0.80)	(0.13)	0.36	0.17

Total from investment operations	0.12	(0.70)	(0.06)	0.44	0.23
Distributions
Net investment income	(0.07)	(0.10)	(0.07)	(0.08)	(0.06)
Net realized gain	—	—	—	(0.08)	(0.04)

Total distributions	(0.07)	(0.10)	(0.07)	(0.16)	(0.10)

Net Asset Value, End of Period	$4.53	$4.48	$5.28	$5.41	$5.13

Total Return	2.67%(a)	-13.38%	-1.12%	8.70%	4.69%(a)
Ratios/Supplemental Data

Net assets, end of period (thousands)	$133,540	$130,758	$151,336	$92,660	$23,845

Ratio of net investment income to average net
assets	3.02%(b,c)	1.93%(c)	1.03%(c)	1.19%(c)	1.69%(b,c)

Ratio of gross expenses before expense limitation to
average net assets	0.86%(b)	0.87%	0.91%	1.13%	2.49%(b)

Ratio of expenses to average net assets	0.80%(b,c)	0.80%(c)	0.80%(c)	0.80%(c)	0.80%(b,c)

Portfolio turnover rate	123%(d)	258%(d)	249%(d)	359%(d)	395%(d)

(a)Aggregate total return for the period. (b)Annualized.

(c)Excludes expenses in excess of a 0.80% contractual expense limitation with Homestead Advisers, in effect through April 30, 2024. (d)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Rural America Growth & Income Fund

			Period ended
			May 1, 2021
	Six Months Ended	Year Ended	(inception)
		December 31,	to December 31 ,
	June 30, 2023

	(Unaudited)	2022	2021

Net Asset Value, Beginning of Period	$8.89	$10.42	$10.00

Income from investment operations
Net investment income	0.05	0.05	0.02
Net realized and unrealized gain (loss) on investments	0.25	(1.53)	0.44

Total from investment operations	0.30	(1.48)	0.46
Distributions
Net investment income	—(a)	(0.05)	(0.02)
Net realized gain	—	—	(0.02)

Total distributions	—(a)	(0.05)	(0.04)

Net Asset Value, End of Period	$9.19	$8.89	$10.42

Total Return	3.43%(b)	-14.18%	4.58%(b)
Ratios/Supplemental Data

Net assets, end of period (thousands)	$8,616	$7,199	$5,362

Ratio of net investment income to average net assets	1.22%(c,d)	0.70%(d)	0.44%(c,d)

Ratio of gross expenses before expense limitation to average net
assets	2.38%(c)	2.85%	5.12%(c)

Ratio of expenses to average net assets	1.00%(c,d)	1.00%(d)	1.00%(c,d)

Portfolio turnover rate	23%	44%(e)	9%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2024.

(e)The change in the portfolio turnover rate from 2021 to 2022, is due to an increase in shareholder redemptions, resulting in more security sales.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$27.85	$34.82	$27.78	$23.93	$18.67	$20.02

Income from investment operations
Net investment income	0.18	0.34	0.29	0.32	0.34	0.32
Net realized and unrealized gain (loss) on
investments	4.44	(6.78)	7.50	3.92	5.39	(1.30)

Total from investment operations	4.62	(6.44)	7.79	4.24	5.73	(0.98)
Distributions
Net investment income	—(a)	(0.34)	(0.30)	(0.31)	(0.38)	(0.37)
Net realized gain	—(a)	(0.19)	(0.45)	(0.08)	(0.09)	—

Total distributions	—(a)	(0.53)	(0.75)	(0.39)	(0.47)	(0.37)

Net Asset Value, End of Period	$32.47	$27.85	$34.82	$27.78	$23.93	$18.67

Total Return	16.62%(b)	-18.50%	28.09%	17.80%	30.77%	-4.95%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$218,761	$191,640	$241,756	$188,823	$170,951	$133,934

Ratio of net investment income to average net
assets	1.24%(c)	1.12%	0.91%	1.30%	1.39%	1.39%

Ratio of expenses to average net assets	0.46%(c)	0.48%	0.50%	0.53%	0.59%	0.56%

Portfolio turnover rate (d)	N/A	N/A	N/A	N/A	N/A	N/A

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Substantially all of the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. Please refer to the financial highlights in the Appendix for the portfolio turnover rate of the S&P 500 Index Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Value Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$46.29	$54.33	$47.28	$51.51	$46.64	$55.26

Income from investment operations
Net investment income	0.35	0.68	0.63	0.66	0.83	0.91
Net realized and unrealized gain (loss) on
investments	1.26	(3.84)	11.12	2.94	11.93	(4.39)

Total from investment operations	1.61	(3.16)	11.75	3.60	12.76	(3.48)
Distributions
Net investment income	(0.38)	(0.68)	(0.64)	(0.66)	(0.83)	(0.91)
Net realized gain	(0.16)	(4.20)	(4.06)	(7.17)	(7.06)	(4.23)

Total distributions	(0.54)	(4.88)	(4.70)	(7.83)	(7.89)	(5.14)

Net Asset Value, End of Period	$47.36	$46.29	$54.33	$47.28	$51.51	$46.64

Total Return	3.48%(a)	-5.50%	25.07%	7.61%	27.69%	-6.36%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$922,133	$925,133	$1,048,264	$928,744	$992,108	$875,266

Ratio of net investment income to average net
assets	1.52%(b)	1.42%	1.14%	1.35%	1.53%	1.55%

Ratio of expenses to average net assets	0.62%(b)	0.62%	0.63%	0.65%	0.66%	0.60%

Portfolio turnover rate	5%	10%	9%	22%	17%(c)	1%

(a)Aggregate total return for the period. (b)Annualized.

(c)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$10.40	$16.66	$15.56	$11.78	$9.68	$10.36

Income from investment operations
Net investment income (loss)	(0.02)	—	(0.08)	(—)	(—)	0.02
Net realized and unrealized gain (loss) on
investments	3.29	(5.55)	2.70	4.52	2.73	0.41

Total from investment operations	3.27	(5.55)	2.62	4.52	2.73	0.43
Distributions
Net investment income	—	—	—	—	—	(0.02)
Net realized gain	—	(0.71)	(1.52)	(0.74)	(0.63)	(1.09)

Total distributions	—	(0.71)	(1.52)	(0.74)	(0.63)	(1.11)

Net Asset Value, End of Period	$13.67	$10.40	$16.66	$15.56	$11.78	$9.68

Total Return	31.44%(a)	-33.45%	17.13%	38.65%	28.36%	3.96%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$296,313	$234,678	$379,264	$319,660	$243,548	$194,467

Ratio of net investment income (loss) to
average net assets	(0.28)%(b)	(0.35)%	(0.50)%	(0.46)%	(0.14)%	0.14%

Ratio of expenses to average net assets	0.84%(b)	0.83%	0.84%	0.89%	0.93%	0.86%

Portfolio turnover rate	13%	23%	26%	23%	29%	34%

(a)Aggregate total return for the period. (b)Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

International Equity Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.86	$11.52	$10.84	$8.99	$7.28	$8.49

Income from investment operations
Net investment income	0.11	0.19	0.13	0.06	0.12	0.12
Net realized and unrealized gain (loss) on
investments	0.87	(2.40)	1.07	1.86	1.69	(1.20)

Total from investment operations	0.98	(2.21)	1.20	1.92	1.81	(1.08)
Distributions
Net investment income	(0.02)	(0.18)	(0.12)	(0.07)	(0.10)	(0.13)
Net realized gain	(0.06)	(0.27)	(0.40)	—	—	—

Total distributions	(0.08)	(0.45)	(0.52)	(0.07)	(0.10)	(0.13)

Net Asset Value, End of Period	$9.76	$8.86	$11.52	$10.84	$8.99	$7.28

Total Return	11.01%(a)	-19.13%	11.09%	21.34%	24.83%	-12.74%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$89,715	$82,091	$103,285	$91,541	$78,775	$66,082

Ratio of net investment income to average net
assets	2.39%(b,c)	1.97%(c)	1.07%(c)	0.65%(c)	1.29%(c)	1.39%(c)

Ratio of gross expenses before voluntary
expense limitation to average net assets	1.14%(b)	1.16%	1.19%	1.24%	1.30%	1.23%

Ratio of expenses to average net assets	1.00%(b,c)	1.00%(c)	1.00%(c)	0.99%(c)	0.99%(c)	0.99%(c)

Portfolio turnover rate	13%	13%	13%	15%	27%	16%

(a)Aggregate total return for the period. (b)Annualized.

(c)Excludes expenses in excess of a 0.99% contractual expense limitation with Homestead Advisers prior to May 1, 2021 and a 1.00% contractual expense limitation with Homestead Advisers, in effect from May 1, 2021 through September 23, 2023.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Small-Company Stock Fund

	Six Months		Year Ended December 31,
	Ended
	June 30, 2023

	(Unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$22.69	$28.72	$28.36	$26.25	$25.57	$44.11

Income from investment operations
Net investment income	0.01	(—)	0.12	(—)	0.18	0.15
Net realized and unrealized gain (loss) on
investments	2.24	(4.87)	5.53	5.70	5.42	(11.45)

Total from investment operations	2.25	(4.87)	5.65	5.70	5.60	(11.30)
Distributions
Net investment income	—	—(a)	(0.12)	—(a)	(0.18)	(0.15)
Net realized gain	(0.18)	(1.16)	(5.17)	(3.59)	(4.74)	(7.09)

Total distributions	(0.18)	(1.16)	(5.29)	(3.59)	(4.92)	(7.24)

Net Asset Value, End of Period	$24.76	$22.69	$28.72	$28.36	$26.25	$25.57

Total Return	9.94%(b)	-16.91%	20.68%	22.08%	22.16%	-26.18%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$250,997	$240,345	$314,019	$286,538	$332,450	$486,993

Ratio of net investment income (loss) to
average net assets	0.12%(c)	0.01%	0.36%	(0.16)%	0.54%	0.26%

Ratio of expenses to average net assets	1.06%(c)	1.05%	1.06%	1.12%	1.05%	0.90%

Portfolio turnover rate	9%	16%	24%	18%	38%(d)	5%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1. Organization

Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, and the Trust currently consists of two portfolios, Intermediate Bond Fund and Rural America Growth & Income Fund (each individually a "Fund" and collectively, the "Homestead Funds" or "Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds' Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act.

The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2023, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio ("Master Portfolio"), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2023, the Stock Index Fund's investment constituted 0.63% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. ET), ("Valuation Time"). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV. The Board has designated Homestead Advisers Corp. ("Adviser" or "Homestead Advisers") as the Funds' valuation designee pursuant to

Rule 2a-5 under the 1940 Act effective September 8, 2022. Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities ("Valuation Procedures"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds' approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of the Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.

The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser. Homestead Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:

•Level 1—quoted prices in active markets for identical investments;

•Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

•Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.

Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by Homestead Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads,monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security's valuation, the security will be fair valued as determined in good faith by the Fund's Adviser as the Valuation Designee. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio's financial statements, included in the Appendix of this report.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

The following table summarizes each Fund's investments, based on the inputs used to determine their values on June 30, 2023 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2023 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$206,366,490	$—	$206,366,490
Money Market Fund	3,827,718	—	—	3,827,718
Total	$3,827,718	$206,366,490	$—	$210,194,208
Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$—	$ 38,838,682	$—	$38,838,682
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	11,466,685	—	11,466,685
Mortgage-Backed Securities	—	6,634,935	—	6,634,935
Asset-Backed Securities	—	1,960,611	—	1,960,611
Corporate Bonds–Other	—	1,200,872	—	1,200,872
Money Market Fund	1,122,569	—	—	1,122,569
Total	$1,122,569	$60,101,785	$—	$61,224,354
Short-Term Bond Fund
U.S. Government & Agency Obligations	$—	$203,634,456	$—	$203,634,456
Corporate Bonds–Other	—	144,470,887	—	144,470,887
Asset-Backed Securities	—	44,499,408	—	44,499,408
Yankee Bonds	—	41,807,662	—	41,807,662
Mortgage-Backed Securities	—	18,105,833	—	18,105,833
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	6,486,063	—	6,486,063
Municipal Bonds	—	2,727,780	—	2,727,780
Money Market Fund	2,433,841	—	—	2,433,841
Total	$2,433,841	$461,732,089	$—	$464,165,930
Intermediate Bond Fund
Mortgage-Backed Securities	$—	$40,001,780	$—	$40,001,780
Corporate Bonds–Other	—	37,442,279	—	37,442,279
U.S. Government & Agency Obligations	—	31,558,796	—	31,558,796
Asset-Backed Securities	—	10,520,566	—	10,520,566
Yankee Bonds	—	8,263,059	—	8,263,059
Municipal Bonds	—	2,523,772	—	2,523,772
Corporate Bond Guaranteed by Export-Import Bank of the
United States	—	143,039	—	143,039
Money Market Fund	1,923,603	—	—	1,923,603
Total	$1,923,603	$130,453,291	$—	$132,376,894
Rural America Growth & Income Fund
Common Stocks	$ 4,908,160	$—	$—	$4,908,160
U.S. Government & Agency Obligations	—	1,870,489	—	1,870,489
Corporate Bonds–Other	—	973,660	—	973,660
Asset-Backed Securities	—	221,296	—	221,296
Mortgage-Backed Securities	—	155,569	—	155,569
Municipal Bonds	—	116,518	—	116,518
Money Market Fund	204,702	—	—	204,702
Total	$5,112,862	$3,337,532	$—	$8,450,394
Value Fund
Common Stocks	$898,569,109	$—	$—	$898,569,109
Money Market Fund	24,416,843	—	—	24,416,843
Total	$922,985,952	$—	$—	$922,985,952

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$ 294,259,090	$—	$—	$ 294,259,090
Money Market Fund	1,848,016	—	—	1,848,016
Total	$296,107,106	$—	$—	$296,107,106
International Equity Fund
Common Stocks	$ 17,976,620	$ 68,730,247	$—	$ 86,706,867
Money Market Fund	2,899,535	—	—	2,899,535
Total	$20,876,155	$68,730,247	$—	$89,606,402
Small-Company Stock Fund
Common Stocks	$ 244,039,713	$—	$—	$ 244,039,713
Money Market Fund	7,535,540	—	—	7,535,540
Total	$251,575,253	$—	$—	$251,575,253

Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Rural America Growth & Income, Stock Index, Growth, International Equity, and Small-Company Stock Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid ordinary income or capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the Fund's own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.

General expenses of the Trust are allocated to each fund of the Trust and general expenses of the Corporation are allocated to each fund of the Corporation, in each case based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Management considered events occurring between the date of this report, June 30, 2023, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. Federal Income Tax Information

The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Management has analyzed the Funds' tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, unused capital losses, partnership investments, deferred Director's fees, passive foreign investment company transactions, and REIT transactions, which are reflected as book/tax differences in the following tables.

At June 30, 2023, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

				Net Tax
				Appreciation
	Tax Cost	Tax Appreciation	Tax Depreciation	(Depreciation)
Daily Income Fund	$210,194,208	$—	$—	$—
Short-Term Gov. Securities Fund	$63,246,779	$9,741	$(2,032,166)	$(2,022,425)
Short-Term Bond Fund	$479,574,365	$201,435	$(15,609,870)	$(15,408,435)
Intermediate Bond Fund	$141,110,902	$375,279	$(9,109,287)	$(8,734,008)
Rural America Growth & Income Fund	$8,751,902	$295,959	$(597,467)	$(301,508)
Value Fund	$548,943,950	$389,326,413	$(15,284,411)	$374,042,002
Growth Fund	$181,516,286	$123,336,014	$(8,745,194)	$114,590,820
International Equity Fund	$70,906,502	$21,805,598	$(3,105,698)	$18,699,900
Small-Company Stock Fund	$198,868,627	$71,177,938	$(18,471,312)	$52,706,626

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2023, were as follows:

		Proceeds
	Purchases	from Sale
Short-Term Gov. Securities Fund	$9,310,888	$10,128,598
Short-Term Bond Fund	$98,844,455	$68,576,227
Intermediate Bond Fund	$40,557,157	$24,439,805
Rural America Growth & Income Fund	$1,259,072	$595,228
Value Fund	$46,357,889	$76,821,949
Growth Fund	$32,905,135	$42,526,277
International Equity Fund	$11,195,059	$12,315,467
Small-Company Stock Fund	$21,513,402	$36,394,737

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2023, were as follows:

		Proceeds
	Purchases	from Sale
Short-Term Gov. Securities Fund	$140,847,302	$146,500,696
Short-Term Bond Fund	$896,879,372	$937,310,376
Intermediate Bond Fund	$122,870,642	$136,885,387
Rural America Growth & Income Fund	$1,711,480	$1,201,701

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and Homestead Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund's average daily net assets, at the following annualized rates:

Management Fee
Daily Income Fund	0.40% of average daily net assets
Short-Term Gov. Securities Fund	0.45% of average daily net assets
Short-Term Bond Fund	0.60% of average daily net assets up to $500 million
0.50% of average daily net assets up to next $500 million
0.40% of average daily net assets in excess of $1 billion
Intermediate Bond Fund	0.60% of average daily net assets up to $500 million
0.50% of average daily net assets up to next $500 million
0.45% of average daily net assets in excess of $1 billion
Rural American Growth & Income Fund	0.65% of average daily net assets up to $500 million
0.50% of average daily net assets up to next $500 million
0.40% of average daily net assets in excess of $1 billion
Value Fund	0.65% of average daily net assets up to $200 million
0.50% of average daily net assets up to next $200 million
0.40% of average daily net assets in excess of $400 million
Growth Fund	0.65% of average daily net assets up to $250 million
0.60% of average daily net assets in excess of $250 million
International Equity Fund	0.75% of average daily net assets up to $300 million
0.65% of average daily net assets up to next $100 million
0.55% of average daily net assets up to next $100 million
0.50% of average daily net assets in excess of $500 million
Small-Company Stock Fund	0.85% of average daily net assets up to $200 million
0.75% of average daily net assets in excess of $200 million

Homestead Financial Services Corp., a wholly-owned, indirect subsidiary of NRECA, is the distributor and principal underwriter for Homestead Funds and does not receive any commissions or other compensation for the services it provides.

Invesco Advisers, Inc. ("Invesco") is the sub-advisor of the Daily Income Fund. T. Rowe Price Associates, Inc. ("T. Rowe") is the sub-advisor for the Growth Fund and Harding Loevner LP ("Harding") is the sub-advisor for the International Equity Fund. The sub-advisors select, buy, and sell securities under the supervision and oversight of Homestead Advisers and the Board of Directors. Homestead Advisers pays the sub-advisors from the fees it receives from the Funds.

Homestead Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which Homestead Advisers provides certain administrative services to the Fund. Pursuant to this agreement, Homestead Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

Homestead Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds effective May 1, 2023, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.60% of the average daily net assets of the Daily Income Fund, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds; 0.80% of the average daily net assets of the Short-Term Bond and Intermediate Bond Funds; 1.00% of the average daily net assets of Rural America Growth & Income Fund and Growth Fund; 1.25% of the average daily net assets of Value Fund, 1.50% of the average daily net assets of Small-Company Stock Fund; and exceed an annualized rate of 1.00% from the period May 1, 2023 through September 30, 2023 for the International Equity Fund.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2023 amounted to

$20,296 for Short-Term Government Securities Fund, $42,315 for Intermediate Bond Fund, $26,219 for Rural America Growth & Income Fund, and $61,123 for International Equity Fund. In addition, Homestead Advisers reimbursed $29,598 of the expenses of the Rural America Growth & Income Fund.

On August 14, 2009, Homestead Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017. Homestead Advisers voluntarily waived fees for this Fund again from April 20, 2020 through May 6, 2022.

Under a Deferred Compensation Plan (the "Plan"), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.

As of June 30, 2023, one shareholder of record, the Adviser, held approximately 12% of the net assets in the Rural America Growth & Income Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

6. Capital Share Transactions

As of June 30, 2023, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund and Rural America Growth & Income Fund; 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund. Transactions in capital shares were as follows:

		Shares Issued
		In
	Shares	Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)
Period Ended June 30, 2023
In Dollars
Daily Income Fund	$51,841,891	$4,194,674	$56,036,565	$(54,003,490)	$2,033,075
Short-Term Government Securities Fund	$2,940,582	$694,982	$3,635,564	$(10,183,405)	$(6,547,841)
Short-Term Bond Fund	$12,957,970	$6,870,596	$19,828,566	$(33,854,052)	$(14,025,486)
Intermediate Bond Fund	$8,032,715	$1,955,645	$9,988,360	$(8,723,395)	$1,264,965
Rural America Growth & Income Fund	$2,243,045	$4,235	$2,247,280	$(1,075,853)	$1,171,427
Stock Index Fund	$7,942,486	$54,224	$7,996,710	$(12,177,517)	$(4,180,807)
Value Fund	$16,931,909	$10,073,027	$27,004,936	$(50,687,090)	$(23,682,154)
Growth Fund	$8,573,324	$—	$8,573,324	$(19,112,249)	$(10,538,925)
International Equity Fund	$3,996,748	$635,638	$4,632,386	$(5,264,358)	$(631,972)
Small-Company Stock Fund	$4,683,079	$1,802,373	$6,485,452	$(17,005,519)	$(10,520,067)
In Shares
Daily Income Fund	51,841,891	4,194,674	56,036,565	(54,003,490)	2,033,075
Short-Term Government Securities Fund	597,355	141,421	738,776	(2,066,006)	(1,327,230)
Short-Term Bond Fund	2,667,011	1,414,973	4,081,984	(6,971,803)	(2,889,819)
Intermediate Bond Fund	1,760,978	427,851	2,188,829	(1,906,490)	282,339
Rural America Growth & Income Fund	247,166	462	247,628	(119,366)	128,262
Stock Index Fund	263,302	1,666	264,968	(409,567)	(144,599)
Value Fund	365,096	212,691	577,787	(1,095,325)	(517,538)
Growth Fund	718,462	—	718,462	(1,617,141)	(898,679)
International Equity Fund	416,701	65,127	481,828	(551,327)	(69,499)
Small-Company Stock Fund	189,258	72,794	262,052	(716,134)	(454,082)

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

		Shares Issued
		In
	Shares	Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)
Year Ended December 31, 2022
In Dollars
Daily Income Fund	$105,940,219	$2,368,554	$108,308,773	$(83,334,145)	$24,974,628
Short-Term Government Securities Fund	$6,903,885	$834,420	$7,738,305	$(12,673,437)	$(4,935,132)
Short-Term Bond Fund	$35,346,633	$8,425,693	$43,772,326	$(88,194,983)	$(44,422,657)
Intermediate Bond Fund	$12,142,488	$2,779,340	$14,921,828	$(12,430,149)	$2,491,679
Rural America Growth & Income Fund	$6,042,214	$42,281	$6,084,495	$(3,373,305)	$2,711,190
Stock Index Fund	$19,111,037	$3,464,922	$22,575,959	$(25,081,606)	$(2,505,647)
Value Fund	$54,797,327	$88,584,574	$143,381,901	$(115,689,537)	$27,692,364
Growth Fund	$24,726,104	$15,377,070	$40,103,174	$(44,620,443)	$(4,517,269)
International Equity Fund	$5,995,506	$3,834,128	$9,829,634	$(7,199,930)	$2,629,704
Small-Company Stock Fund	$10,346,352	$11,615,697	$21,962,049	$(31,624,538)	$(9,662,489)
In Shares
Daily Income Fund	105,940,219	2,368,554	108,308,773	(83,334,145)	24,974,628
Short-Term Government Securities Fund	1,378,052	168,753	1,546,805	(2,543,811)	(997,006)
Short-Term Bond Fund	7,093,356	1,724,987	8,818,343	(17,777,882)	(8,959,539)
Intermediate Bond Fund	2,516,831	595,521	3,112,352	(2,571,384)	540,968
Rural America Growth & Income Fund	638,440	4,719	643,159	(348,494)	294,665
Stock Index Fund	632,939	123,157	756,096	(818,468)	(62,372)
Value Fund	1,115,417	1,935,365	3,050,782	(2,358,768)	692,014
Growth Fund	1,918,181	1,414,054	3,332,235	(3,530,173)	(197,938)
International Equity Fund	621,580	432,023	1,053,603	(755,175)	298,428
Small-Company Stock Fund	415,423	512,197	927,620	(1,268,636)	(341,016)

7. Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effects of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (LIBOR) reference rates. The new guidance allows companies to, provided the only change to existing contacts are a change to an approved benchmark rate, account for modifications as a continuance of the existing contract, without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12,

2022 through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which extends the date from December 31, 2022 to December 31, 2024, after which time entities will no longer be able to apply for relief. Management has not elected to apply the amendments and does not expect there to be a material impact on the Funds' financial statements.

8. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

Notes to Financial Statements

Directors, Trustees and Officers

James F. Perna, Director/Trustee and Chairman of the Board

Mark D. Santero, President, Chief Executive Officer, and Director/Trustee Douglas W. Johnson, Director/Trustee and Chairman of the Audit Committee Kenneth R. Meyer, Director/Trustee and Chairman of the Compensation Committee Julie H. Dellinger, Director/Trustee and Vice Chair of the Audit Committee Anthony M. Marinello, Director/Trustee

Judith H. McKinney, Director/Trustee

Sheldon C. Petersen, Director/Trustee

Mark Rose, Director/Trustee

Peter J. Tonetti, Director/Trustee

Danielle C. Sieverling, Chief Compliance Officer, Secretary

Jennifer (Laurie) Webster, Chief Operations Officer

Amy M. DiMauro, Treasurer

Directors and Officers	97

Appendix

S&P 500 Index Master Portfolio

Master Portfolio Information	as of June 30, 2023
TEN LARGEST HOLDINGS
Percent of
Security	Net Assets

Apple, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 7.6%
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 6.7
Amazon.com, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 3.1
NVIDIA Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2.8
Alphabet, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.9
Tesla, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.9
Meta Platforms, Inc., Class A. . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.7
Alphabet, Inc., Class C . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.7
Berkshire Hathaway, Inc., Class B . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.6
UnitedHealth Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.2
S&P 500 Index Master Portfolio
SECTOR ALLOCATION
Percent of
Sector(a)	Net Assets
Information Technology . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 27.9%
Health Care . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 13.3
Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 12.3
Consumer Discretionary . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 10.5
Industrials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 8.4
Communication Services . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 8.3
Consumer Staples. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 6.6
Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 4.1
Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 2.5
Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 2.5
Real Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 2.5
Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 0.5
Short-Term Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 0.7
Liabilities in Excess of Other Assets . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . (0.1)

(a)For S&P 500 Index Master Portfolio (the "Master Portfolio") compliance purposes, the Master Portfolio's sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments (unaudited)

June 30, 2023

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62,495	$12,194,025
Boeing Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	520,048	109,813,336
General Dynamics Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	208,122	44,777,448
Howmet Aerospace, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . .	343,654	17,031,492
Huntington Ingalls Industries, Inc.. . . . . . . . . . . . . . . . . .	36,612	8,332,891
L3Harris Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	176,496	34,552,622
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	208,333	95,912,347
Northrop Grumman Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	131,941	60,138,708
Raytheon Technologies Corp. . . . . . . . . . . . . . . . . . . . . .	1,354,767	132,712,975
Textron, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	186,413	12,607,111
TransDigm Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,084	42,995,270
		571,068,225
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(b). . . . . . . . . . . . . . . . . . . .	107,165	10,111,018
Expeditors International of Washington, Inc. . . . . . . . .	141,226	17,106,705
FedEx Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,739	52,985,898
United Parcel Service, Inc., Class B. . . . . . . . . . . . . . . .	669,914	120,082,085
		200,285,706
Automobile Components — 0.1%
Aptiv PLC(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	250,801	25,604,274
BorgWarner, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	218,818	10,702,388
		36,306,662
Automobiles — 2.2%
Ford Motor Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,621,188	54,788,574
General Motors Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,292,442	49,836,564
Tesla, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,487,195	651,073,035
		755,698,173
Banks — 3.0%
Bank of America Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,408,322	183,854,758
Citigroup, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,791,171	82,465,513
Citizens Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . .	453,139	11,817,865
Comerica, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	117,856	4,992,380
Fifth Third Bancorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	634,436	16,628,568
Huntington Bancshares, Inc.. . . . . . . . . . . . . . . . . . . . . . .	1,325,535	14,289,267
JPMorgan Chase & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,701,071	392,843,766
KeyCorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	872,531	8,062,187
M&T Bank Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	156,793	19,404,702
PNC Financial Services Group, Inc.. . . . . . . . . . . . . . . .	370,838	46,707,046
Regions Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	858,763	15,303,157
Truist Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,228,241	37,277,114
U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,289,351	42,600,157
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,468,180	148,021,922
Zions Bancorp NA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	137,643	3,697,091
		1,027,965,493
Beverages — 1.7%
Brown-Forman Corp., Class B . . . . . . . . . . . . . . . . . . . . .	170,518	11,387,192
Coca-Cola Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,599,317	216,750,870
Constellation Brands, Inc., Class A. . . . . . . . . . . . . . . . .	150,146	36,955,435
Keurig Dr. Pepper, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	786,791	24,602,955
Molson Coors Beverage Co., Class B . . . . . . . . . . . . . .	172,881	11,382,485
Monster Beverage Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . .	705,837	40,543,277
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,273,660	235,907,305
		577,529,519
Biotechnology — 1.9%
AbbVie, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,630,733	219,708,657
Amgen, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	493,813	109,636,362
Biogen, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	133,384	37,994,433

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Gilead Sciences, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,153,206	$88,877,587
Incyte Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	169,464	10,549,134
Moderna, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	305,742	37,147,653
Regeneron Pharmaceuticals, Inc.(a) . . . . . . . . . . . . . . . .	99,421	71,437,965
Vertex Pharmaceuticals, Inc.(a) . . . . . . . . . . . . . . . . . . . .	237,754	83,668,010
		659,019,801
Broadline Retail — 3.2%
Amazon.com, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,244,558	1,074,760,581
eBay, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	504,539	22,547,848
Etsy, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	115,093	9,738,018
		1,107,046,447
Building Products — 0.4%
A O Smith Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	117,189	8,529,015
Allegion PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,140	9,858,443
Carrier Global Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	768,819	38,217,992
Johnson Controls International PLC. . . . . . . . . . . . . . . .	635,540	43,305,696
Masco Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	206,583	11,853,733
Trane Technologies PLC . . . . . . . . . . . . . . . . . . . . . . . . . .	211,845	40,517,475
		152,282,354
Capital Markets — 2.6%
Ameriprise Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	96,884	32,180,989
Bank of New York Mellon Corp. . . . . . . . . . . . . . . . . . . . .	663,751	29,550,195
BlackRock, Inc.(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	138,491	95,716,670
Cboe Global Markets, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	97,578	13,466,740
Charles Schwab Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,373,583	77,854,684
CME Group, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . . .	332,668	61,640,054
FactSet Research Systems, Inc. . . . . . . . . . . . . . . . . . . .	35,380	14,174,997
Franklin Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	265,979	7,104,299
Goldman Sachs Group, Inc. . . . . . . . . . . . . . . . . . . . . . . .	307,282	99,110,736
Intercontinental Exchange, Inc. . . . . . . . . . . . . . . . . . . . .	516,817	58,441,666
Invesco Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	420,422	7,067,294
MarketAxess Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	33,970	8,880,437
Moody's Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	145,702	50,663,499
Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,204,075	102,828,005
MSCI, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	74,051	34,751,394
Nasdaq, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	315,365	15,720,945
Northern Trust Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	193,056	14,313,172
Raymond James Financial, Inc.. . . . . . . . . . . . . . . . . . . .	179,258	18,601,603
S&P Global, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	304,439	122,046,551
State Street Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	308,956	22,609,400
T Rowe Price Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	207,429	23,236,197
		909,959,527
Chemicals — 1.7%
Air Products and Chemicals, Inc. . . . . . . . . . . . . . . . . . .	205,379	61,517,172
Albemarle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	108,624	24,232,928
Celanese Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,453	10,590,257
CF Industries Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . .	180,343	12,519,411
Corteva, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	655,227	37,544,507
Dow, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	653,169	34,787,781
DuPont de Nemours, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	423,666	30,266,699
Eastman Chemical Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	109,209	9,142,977
Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	229,162	42,782,254
FMC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	117,586	12,268,923
International Flavors & Fragrances, Inc. . . . . . . . . . . . .	234,218	18,641,411
Linde PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	452,534	172,451,657
LyondellBasell Industries NV, Class A . . . . . . . . . . . . . .	233,426	21,435,510
Mosaic Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	312,487	10,937,045
2	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023

Security	Shares	Value
Chemicals (continued)
PPG Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	218,182	$32,356,391
Sherwin-Williams Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	218,083	57,905,398
		589,380,321
Commercial Services & Supplies — 0.5%
Cintas Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80,044	39,788,272
Copart, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	396,427	36,158,107
Republic Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	188,689	28,901,494
Rollins, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,088	9,255,049
Waste Management, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	343,482	59,566,648
		173,669,570
Communications Equipment — 0.8%
Arista Networks, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	228,897	37,095,048
Cisco Systems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,785,769	195,875,688
F5, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,724	8,150,192
Juniper Networks, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	298,689	9,357,926
Motorola Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	154,702	45,371,003
		295,849,857
Construction & Engineering — 0.1%
Quanta Services, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . .	132,279	25,986,210
Construction Materials — 0.2%
Martin Marietta Materials, Inc. . . . . . . . . . . . . . . . . . . . . .	57,379	26,491,310
Vulcan Materials Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,133	27,533,664
		54,024,974
Consumer Finance — 0.5%
American Express Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	550,574	95,909,991
Capital One Financial Corp. . . . . . . . . . . . . . . . . . . . . . . .	350,517	38,336,044
Discover Financial Services . . . . . . . . . . . . . . . . . . . . . . .	234,722	27,427,266
Synchrony Financial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	410,182	13,913,373
		175,586,674
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	410,354	220,926,387
Dollar General Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	202,522	34,384,185
Dollar Tree, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	192,985	27,693,348
Kroger Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	598,399	28,124,753
Sysco Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	470,566	34,915,997
Target Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	425,687	56,148,115
Walgreens Boots Alliance, Inc.. . . . . . . . . . . . . . . . . . . . .	657,718	18,738,386
Walmart, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,296,858	203,840,140
		624,771,311
Containers & Packaging — 0.2%
Amcor PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,381,257	13,784,945
Avery Dennison Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75,694	13,004,229
Ball Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	290,025	16,882,355
International Paper Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	330,408	10,510,279
Packaging Corp. of America . . . . . . . . . . . . . . . . . . . . . . .	85,505	11,300,341
Sealed Air Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	133,957	5,358,280
Westrock Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	238,158	6,923,253
		77,763,682
Distributors — 0.1%
Genuine Parts Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	129,918	21,986,023
LKQ Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	236,746	13,795,189
Pool Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,243	13,578,078
		49,359,290

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Diversified Telecommunication Services — 0.7%
AT&T, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,591,861	$105,140,183
Verizon Communications, Inc. . . . . . . . . . . . . . . . . . . . . .	3,883,985	144,445,402
		249,585,585
Electric Utilities — 1.7%
Alliant Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	233,449	12,251,404
American Electric Power Co., Inc.. . . . . . . . . . . . . . . . . .	475,495	40,036,679
Constellation Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . .	300,411	27,502,627
Duke Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	712,084	63,902,418
Edison International. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	354,288	24,605,302
Entergy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	186,928	18,201,179
Evergy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,098	12,449,185
Eversource Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	322,503	22,871,913
Exelon Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	920,409	37,497,463
FirstEnergy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	498,972	19,400,031
NextEra Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,870,249	138,772,476
NRG Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,315	8,088,018
PG&E Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,479,041	25,557,828
Pinnacle West Capital Corp.. . . . . . . . . . . . . . . . . . . . . . .	105,570	8,599,732
PPL Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	685,690	18,143,357
Southern Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,006,787	70,726,787
Xcel Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	503,950	31,330,572
		579,936,971
Electrical Equipment — 0.6%
AMETEK, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,380	34,380,074
Eaton Corp. PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	367,787	73,961,966
Emerson Electric Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	528,237	47,747,342
Generac Holdings, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . .	58,692	8,752,738
Rockwell Automation, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	105,640	34,803,098
		199,645,218
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A. . . . . . . . . . . . . . . . . . . . . . . . . .	550,308	46,748,665
CDW Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	125,561	23,040,443
Corning, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	706,564	24,758,002
Keysight Technologies, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	165,200	27,662,740
TE Connectivity Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	292,654	41,018,385
Teledyne Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	43,572	17,912,885
Trimble, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	230,236	12,188,694
Zebra Technologies Corp., Class A(a) . . . . . . . . . . . . . .	47,349	14,007,255
		207,337,069
Energy Equipment & Services — 0.3%
Baker Hughes Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	926,639	29,291,059
Halliburton Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	838,431	27,659,838
Schlumberger NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,313,367	64,512,587
		121,463,484
Entertainment — 1.4%
Activision Blizzard, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	658,621	55,521,750
Electronic Arts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	241,240	31,288,828
Live Nation Entertainment, Inc.(a)(b) . . . . . . . . . . . . . . . .	130,925	11,928,577
Netflix, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	411,850	181,415,806
Take-Two Interactive Software, Inc.(a)(b) . . . . . . . . . . . .	147,343	21,682,996
Walt Disney Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,689,402	150,829,811
Warner Bros Discovery, Inc., Class A(a) . . . . . . . . . . . .	2,043,625	25,627,057
		478,294,825
Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B(a) . . . . . . . . . . . . . . .	1,648,294	562,068,254
Fidelity National Information Services, Inc. . . . . . . . . .	545,994	29,865,872
Fiserv, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	570,580	71,978,667
M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (unaudited) (continued) June 30, 2023

Security	Shares	Value
Financial Services (continued)
FleetCor Technologies, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	68,104	$17,099,552
Global Payments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	246,179	24,253,555
Jack Henry & Associates, Inc. . . . . . . . . . . . . . . . . . . . . .	68,219	11,415,085
Mastercard, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . .	773,417	304,184,906
PayPal Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,031,254	68,815,580
Visa, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,495,723	355,204,298
		1,444,885,769
Food Products — 1.0%
Archer-Daniels-Midland Co. . . . . . . . . . . . . . . . . . . . . . . .	505,922	38,227,466
Bunge Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	136,892	12,915,760
Campbell Soup Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	184,464	8,431,849
Conagra Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	437,146	14,740,563
General Mills, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	545,263	41,821,672
Hershey Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,915	33,937,976
Hormel Foods Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	264,660	10,644,625
J M Smucker Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	99,749	14,729,935
Kellogg Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	236,225	15,921,565
Kraft Heinz Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	739,539	26,253,635
Lamb Weston Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . .	132,469	15,227,312
McCormick & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	230,461	20,103,113
Mondelez International, Inc., Class A. . . . . . . . . . . . . . .	1,260,765	91,960,199
Tyson Foods, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . .	263,622	13,455,267
		358,370,937
Gas Utilities — 0.0%
Atmos Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,515	15,300,455
Ground Transportation — 0.8%
CSX Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,879,153	64,079,117
JB Hunt Transport Services, Inc.. . . . . . . . . . . . . . . . . . .	76,672	13,879,932
Norfolk Southern Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	210,727	47,784,455
Old Dominion Freight Line, Inc.(b) . . . . . . . . . . . . . . . . . .	83,224	30,772,074
Union Pacific Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	565,850	115,784,227
		272,299,805
Health Care Equipment & Supplies — 2.9%
Abbott Laboratories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,612,430	175,787,119
Align Technology, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	67,116	23,734,902
Baxter International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	464,514	21,163,258
Becton Dickinson & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .	262,548	69,315,297
Boston Scientific Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	1,324,578	71,646,424
Cooper Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,505	17,447,982
DENTSPLY SIRONA, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	200,910	8,040,418
Dexcom, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	357,680	45,965,457
Edwards Lifesciences Corp.(a) . . . . . . . . . . . . . . . . . . . . .	560,327	52,855,646
GE HealthCare, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	336,554	27,341,647
Hologic, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	229,805	18,607,311
IDEXX Laboratories, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . .	76,746	38,544,143
Insulet Corp.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64,453	18,584,378
Intuitive Surgical, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	324,035	110,800,528
Medtronic PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,230,129	108,374,365
ResMed, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,388	29,582,278
STERIS PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92,627	20,839,222
Stryker Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	311,800	95,127,062
Teleflex, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43,227	10,462,231
Zimmer Biomet Holdings, Inc.(b) . . . . . . . . . . . . . . . . . . .	193,436	28,164,282
		992,383,950
Health Care Providers & Services — 2.9%
AmerisourceBergen Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	149,636	28,794,455
Cardinal Health, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	238,652	22,569,320
Centene Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	507,227	34,212,461
Cigna Group. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	273,474	76,736,804

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Providers & Services (continued)
CVS Health Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,187,526	$82,093,672
DaVita, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	49,430	4,966,232
Elevance Health, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	219,111	97,348,826
HCA Healthcare, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	190,699	57,873,333
Henry Schein, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	125,935	10,213,329
Humana, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	115,185	51,502,669
Laboratory Corp. of America Holdings. . . . . . . . . . . . . .	82,050	19,801,127
McKesson Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	125,337	53,557,753
Molina Healthcare, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	54,012	16,270,575
Quest Diagnostics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	103,685	14,573,964
UnitedHealth Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	860,553	413,616,194
Universal Health Services, Inc., Class B. . . . . . . . . . . .	58,270	9,193,258
		993,323,972
Health Care REITs — 0.2%
Healthpeak Properties, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	505,699	10,164,550
Ventas, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	373,053	17,634,215
Welltower, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	459,406	37,161,352
		64,960,117
Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc. . . . . . . . . . . . . . . . . . . . . . . . .	655,790	11,036,946
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	34,138	92,183,866
Caesars Entertainment, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	201,295	10,260,006
Carnival Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	926,040	17,437,333
Chipotle Mexican Grill, Inc.(a) . . . . . . . . . . . . . . . . . . . . . .	25,544	54,638,616
Darden Restaurants, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	112,171	18,741,531
Domino's Pizza, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,665	11,007,778
Expedia Group, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,806	14,418,258
Hilton Worldwide Holdings, Inc. . . . . . . . . . . . . . . . . . . . .	246,229	35,838,631
Las Vegas Sands Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	304,742	17,675,036
Marriott International, Inc., Class A. . . . . . . . . . . . . . . . .	238,332	43,779,205
McDonald's Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	674,826	201,374,827
MGM Resorts International . . . . . . . . . . . . . . . . . . . . . . . .	279,095	12,257,852
Norwegian Cruise Line Holdings Ltd.(a)(b). . . . . . . . . . .	388,617	8,460,192
Royal Caribbean Cruises Ltd.(a)(b). . . . . . . . . . . . . . . . . .	201,766	20,931,205
Starbucks Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,062,854	105,286,317
Wynn Resorts Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94,780	10,009,716
Yum! Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	258,940	35,876,137
		710,176,506
Household Durables — 0.4%
D.R. Horton, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	288,984	35,166,463
Garmin Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,232	14,833,375
Lennar Corp., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	234,621	29,400,358
Mohawk Industries, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	47,669	4,917,534
Newell Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	341,632	2,972,198
NVR, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,793	17,737,282
PulteGroup, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	207,362	16,107,880
Whirlpool Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,229	7,622,363
		128,757,453
Household Products — 1.4%
Church & Dwight Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	224,026	22,454,126
Clorox Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,900	18,273,696
Colgate-Palmolive Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	772,393	59,505,157
Kimberly-Clark Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	312,556	43,151,481
Procter & Gamble Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,178,546	330,572,570
		473,957,030
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	621,944	12,892,899
4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023

Security	Shares	Value
Industrial Conglomerates — 0.8%
3M Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	509,094	$50,955,218
General Electric Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,007,355	110,657,947
Honeywell International, Inc.. . . . . . . . . . . . . . . . . . . . . . .	615,058	127,624,535
		289,237,700
Industrial REITs — 0.3%
Prologis, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	853,649	104,682,977
Insurance — 2.0%
Aflac, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	508,223	35,473,966
Allstate Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	241,453	26,328,035
American International Group, Inc.. . . . . . . . . . . . . . . . .	668,965	38,492,246
Aon PLC, Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	189,951	65,571,085
Arch Capital Group Ltd.(a)(b) . . . . . . . . . . . . . . . . . . . . . . .	344,302	25,771,005
Arthur J Gallagher & Co. . . . . . . . . . . . . . . . . . . . . . . . . . .	196,417	43,127,281
Assurant, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,910	6,023,245
Brown & Brown, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,073	14,874,465
Chubb Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	383,832	73,910,690
Cincinnati Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	145,202	14,131,059
Everest Re Group Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,285	12,404,390
Globe Life, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83,336	9,135,292
Hartford Financial Services Group, Inc. . . . . . . . . . . . .	292,699	21,080,182
Lincoln National Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,833	3,679,378
Loews Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	178,674	10,609,662
Marsh & McLennan Cos., Inc. . . . . . . . . . . . . . . . . . . . . .	457,768	86,097,006
MetLife, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	594,593	33,612,342
Principal Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . .	211,335	16,027,646
Progressive Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	540,906	71,599,727
Prudential Financial, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	338,058	29,823,477
Travelers Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,355	37,051,229
W.R. Berkley Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	187,309	11,156,124
Willis Towers Watson PLC. . . . . . . . . . . . . . . . . . . . . . . . .	98,232	23,133,636
		709,113,168
Interactive Media & Services(a) — 5.3%
Alphabet, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,491,266	657,304,540
Alphabet, Inc., Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,723,524	571,404,699
Match Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	259,859	10,875,099
Meta Platforms, Inc., Class A . . . . . . . . . . . . . . . . . . . . . .	2,044,693	586,785,997
		1,826,370,335
IT Services — 1.1%
Accenture PLC, Class A. . . . . . . . . . . . . . . . . . . . . . . . . . .	582,374	179,708,969
Akamai Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . .	143,866	12,929,237
Cognizant Technology Solutions Corp., Class A . . . .	468,625	30,591,840
DXC Technology Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,880	5,688,154
EPAM Systems, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,153	11,946,137
Gartner, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72,594	25,430,404
International Business Machines Corp.. . . . . . . . . . . . .	836,121	111,881,351
VeriSign, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84,410	19,074,128
		397,250,220
Leisure Products — 0.0%
Hasbro, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,227	7,916,643
Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	274,077	32,957,759
Bio-Rad Laboratories, Inc., Class A(a)(b) . . . . . . . . . . . .	19,866	7,531,598
Bio-Techne Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143,852	11,742,639
Charles River Laboratories International, Inc.(a) . . . . .	46,558	9,788,819
Danaher Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	613,836	147,320,640
Illumina, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,866	27,160,926
IQVIA Holdings, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	172,175	38,699,775
Mettler-Toledo International, Inc.(a) . . . . . . . . . . . . . . . . .	20,370	26,718,107
Revvity, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	116,615	13,852,696
Thermo Fisher Scientific, Inc.. . . . . . . . . . . . . . . . . . . . . .	356,522	186,015,353

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Life Sciences Tools & Services (continued)
Waters Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,228	$14,720,471
West Pharmaceutical Services, Inc.. . . . . . . . . . . . . . . .	68,112	26,050,797
		542,559,580
Machinery — 1.8%
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	476,343	117,204,195
Cummins, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	130,223	31,925,471
Deere & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	250,056	101,320,190
Dover Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	129,947	19,186,674
Fortive Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	326,692	24,426,761
IDEX Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,292	15,131,056
Illinois Tool Works, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	256,731	64,223,827
Ingersoll Rand, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	371,997	24,313,724
Nordson Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	49,465	12,276,224
Otis Worldwide Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	383,664	34,149,933
PACCAR, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	482,737	40,380,950
Parker-Hannifin Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	118,164	46,088,686
Pentair PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,378	9,714,419
Snap-on, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,648	14,019,867
Stanley Black & Decker, Inc.. . . . . . . . . . . . . . . . . . . . . . .	138,096	12,940,976
Westinghouse Air Brake Technologies Corp. . . . . . . .	168,452	18,474,131
Xylem, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	220,408	24,822,349
		610,599,433
Media — 0.7%
Charter Communications, Inc., Class A(a)(b). . . . . . . . .	96,032	35,279,276
Comcast Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,844,517	159,739,681
Fox Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	248,689	8,455,426
Fox Corp., Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,777	3,979,139
Interpublic Group of Cos., Inc. . . . . . . . . . . . . . . . . . . . . .	359,376	13,864,726
News Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	353,668	6,896,526
News Corp., Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,231	2,252,635
Omnicom Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	188,748	17,959,372
Paramount Global, Class B. . . . . . . . . . . . . . . . . . . . . . . .	463,480	7,373,967
		255,800,748
Metals & Mining — 0.4%
Freeport-McMoRan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,321,819	52,872,760
Newmont Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	734,037	31,314,018
Nucor Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	233,563	38,299,661
Steel Dynamics, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	148,426	16,168,044
		138,654,483
Multi-Utilities — 0.7%
Ameren Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,764	19,418,186
CenterPoint Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	580,020	16,907,583
CMS Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	267,737	15,729,549
Consolidated Edison, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	320,307	28,955,753
Dominion Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	770,946	39,927,293
DTE Energy Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	178,079	19,592,251
NiSource, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	375,260	10,263,361
Public Service Enterprise Group, Inc. . . . . . . . . . . . . . .	461,549	28,897,583
Sempra Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	290,829	42,341,794
WEC Energy Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	293,096	25,862,791
		247,896,144
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.. . . . . . . . . . . . . . .	146,344	16,608,580
Boston Properties, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	129,325	7,447,827
		24,056,407
Oil, Gas & Consumable Fuels — 3.7%
APA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	285,238	9,746,582
Chevron Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,610,757	253,452,614
ConocoPhillips. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,118,457	115,883,330
Coterra Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,114	17,712,884
		5

Schedule of Investments (unaudited) (continued) June 30, 2023

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	593,123	$28,671,566
Diamondback Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .	169,956	22,325,420
EOG Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	543,208	62,164,723
EQT Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	335,322	13,791,794
Exxon Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,736,944	400,787,244
Hess Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	257,104	34,953,289
Kinder Morgan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,817,289	31,293,717
Marathon Oil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	570,851	13,140,990
Marathon Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . . .	392,165	45,726,439
Occidental Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . .	664,102	39,049,198
ONEOK, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	413,908	25,546,402
Phillips 66 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	424,126	40,453,138
Pioneer Natural Resources Co. . . . . . . . . . . . . . . . . . . . .	216,042	44,759,581
Targa Resources Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	209,523	15,944,700
Valero Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	334,151	39,195,912
Williams Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,126,387	36,754,008
		1,291,353,531
Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	117,159	6,230,515
American Airlines Group, Inc.(a)(b) . . . . . . . . . . . . . . . . . .	610,282	10,948,459
Delta Air Lines, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . .	589,742	28,036,335
Southwest Airlines Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	545,842	19,764,939
United Airlines Holdings, Inc.(a)(b) . . . . . . . . . . . . . . . . . .	303,339	16,644,211
		81,624,459
Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A. . . . . . . . . . . . . . . . . . .	214,252	42,074,808
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,941,813	124,178,941
Catalent, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	166,156	7,204,524
Eli Lilly & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	729,329	342,040,715
Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,402,010	397,580,695
Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,344,694	270,554,241
Organon & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	229,346	4,772,690
Pfizer, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,191,105	190,409,732
Viatris, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,129,832	11,275,723
Zoetis, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	427,130	73,556,057
		1,421,573,318
Professional Services — 0.8%
Automatic Data Processing, Inc. . . . . . . . . . . . . . . . . . . .	383,186	84,220,451
Broadridge Financial Solutions, Inc.. . . . . . . . . . . . . . . .	109,646	18,160,667
Ceridian HCM Holding, Inc.(a)(b). . . . . . . . . . . . . . . . . . . .	140,965	9,440,426
CoStar Group, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	376,430	33,502,270
Equifax, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,886	26,797,376
Jacobs Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	116,520	13,853,063
Leidos Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,142	11,249,524
Paychex, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	295,306	33,035,882
Paycom Software, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44,246	14,213,585
Robert Half International, Inc.. . . . . . . . . . . . . . . . . . . . . .	99,063	7,451,519
Verisk Analytics, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	133,830	30,249,595
		282,174,358
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a) . . . . . . . . . . . . . . . . . . . . . .	292,185	23,582,251
Residential REITs — 0.3%
AvalonBay Communities, Inc.. . . . . . . . . . . . . . . . . . . . . .	128,515	24,324,034
Camden Property Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,174	11,014,814
Equity Residential. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	314,724	20,762,342
Essex Property Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	59,575	13,958,423

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Residential REITs (continued)
Invitation Homes, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	534,885	$18,400,044
Mid-America Apartment Communities, Inc. . . . . . . . . .	105,820	16,069,825
UDR, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	289,068	12,418,361
		116,947,843
Retail REITs — 0.3%
Federal Realty Investment Trust . . . . . . . . . . . . . . . . . . .	67,063	6,489,686
Kimco Realty Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	565,139	11,144,541
Realty Income Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	622,259	37,204,866
Regency Centers Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .	140,786	8,696,351
Simon Property Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	302,354	34,915,840
		98,451,284
Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc.(a) . . . . . . . . . . . . . . . . . . .	1,491,081	169,849,037
Analog Devices, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	468,274	91,224,458
Applied Materials, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	779,665	112,692,779
Broadcom, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	385,363	334,275,427
Enphase Energy, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . .	125,201	20,968,664
First Solar, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,728	17,436,576
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,825,832	127,935,822
KLA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	126,813	61,506,841
Lam Research Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,787	80,220,571
Microchip Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . . .	506,593	45,385,667
Micron Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,009,103	63,684,490
Monolithic Power Systems, Inc.. . . . . . . . . . . . . . . . . . . .	41,451	22,393,074
NVIDIA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,285,913	966,986,917
NXP Semiconductors NV. . . . . . . . . . . . . . . . . . . . . . . . . .	239,890	49,100,685
ON Semiconductor Corp.(a). . . . . . . . . . . . . . . . . . . . . . . .	396,822	37,531,425
Qorvo, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,828	9,369,211
QUALCOMM, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,031,134	122,746,191
Skyworks Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	147,286	16,303,087
SolarEdge Technologies, Inc.(a)(b) . . . . . . . . . . . . . . . . . .	51,691	13,907,464
Teradyne, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,480	15,862,298
Texas Instruments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	838,045	150,864,861
		2,530,245,545
Software — 10.2%
Adobe, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	423,366	207,021,740
ANSYS, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80,024	26,429,527
Autodesk, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	199,840	40,889,262
Cadence Design Systems, Inc.(a) . . . . . . . . . . . . . . . . . .	253,683	59,493,737
Fair Isaac Corp.(a)(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,418	18,950,080
Fortinet, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,408	45,384,841
Gen Digital, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	527,781	9,790,338
Intuit, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	259,795	119,035,471
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,872,621	2,340,402,355
Oracle Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,421,268	169,258,806
Palo Alto Networks, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . .	279,701	71,466,403
PTC, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	98,509	14,017,831
Roper Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	98,148	47,189,558
Salesforce, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	904,911	191,171,498
ServiceNow, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	187,731	105,499,190
Synopsys, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	140,953	61,372,346
Tyler Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	38,201	15,909,570
		3,543,282,553
Specialized REITs — 1.1%
American Tower Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	430,585	83,507,655
Crown Castle, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	400,432	45,625,222
Digital Realty Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	266,213	30,313,674
Equinix, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85,578	67,088,017
6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023

Security	Shares	Value
Specialized REITs (continued)
Extra Space Storage, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	123,197	$18,337,873
Iron Mountain, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	268,472	15,254,579
Public Storage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	146,303	42,702,920
SBA Communications Corp. . . . . . . . . . . . . . . . . . . . . . . .	100,055	23,188,747
VICI Properties, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	922,029	28,979,372
Weyerhaeuser Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	680,219	22,794,139
		377,792,198
Specialty Retail — 2.1%
Advance Auto Parts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	54,557	3,835,357
AutoZone, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,005	42,399,587
Bath & Body Works, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	208,330	7,812,375
Best Buy Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	180,738	14,811,479
CarMax, Inc.(a)(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	147,713	12,363,578
Home Depot, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	936,010	290,762,147
Lowe's Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	551,212	124,408,548
O'Reilly Automotive, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . .	56,270	53,754,731
Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	319,058	35,775,974
TJX Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,068,592	90,605,916
Tractor Supply Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,784	22,504,442
Ulta Beauty, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,054	22,143,377
		721,177,511
Technology Hardware, Storage & Peripherals — 7.9%
Apple, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,665,755	2,650,746,497
Hewlett Packard Enterprise Co.. . . . . . . . . . . . . . . . . . . .	1,183,772	19,887,370
HP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	805,929	24,750,079
NetApp, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,589	15,325,000
Seagate Technology Holdings PLC(b) . . . . . . . . . . . . . .	176,010	10,889,739
Western Digital Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . .	294,444	11,168,261
		2,732,766,946
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,138,822	125,691,784
Ralph Lauren Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,193	4,585,897
Tapestry, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	219,376	9,389,293
VF Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	305,300	5,828,177
		145,495,151
Tobacco — 0.6%
Altria Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,651,233	74,800,855
Philip Morris International, Inc.. . . . . . . . . . . . . . . . . . . . .	1,433,631	139,951,058
		214,751,913
Trading Companies & Distributors — 0.3%
Fastenal Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	526,165	31,038,473

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64,554	$28,750,415
W.W.Grainger, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,588	32,795,881
		92,584,769
Water Utilities — 0.1%
American Water Works Co., Inc. . . . . . . . . . . . . . . . . . . .	178,453	25,474,166
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	532,349	73,943,276
Total Common Stocks — 98.9%
(Cost: $15,514,256,291) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . .	34,347,596,505

Investment Companies

Equity Funds — 0.5%
iShares Core S&P 500 ETF(c) . . . . . . . . . . . . . . . . . . . . .	361,984	161,339,889
Total Investment Companies — 0.5%
(Cost: $140,455,967). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . .	161,339,889
Total Long-Term Investments — 99.4%
(Cost: $15,654,712,258) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . .	34,508,936,394

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency
Shares, 5.31%(c)(d)(e) . . . . . . . . . . . . . . . . . . . . . . . . . . .	138,645,150	138,672,878
BlackRock Cash Funds: Treasury, SL Agency
Shares, 5.09%(c)(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	99,063,525	99,063,525
Total Short-Term Securities — 0.7%
(Cost: $237,686,676). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	237,736,403
Total Investments — 100.1%
(Cost: $15,892,398,934) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	34,746,672,797
Liabilities in Excess of Other Assets — (0.1)%. . . . . . . . .	. . . . . . . . . . . . .	(31,451,421)

Net Assets — 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	$ 34,715,221,376

(a)Non-income producing security.

(b)All or a portion of this security is on loan.

(c)Affiliate of the Master Portfolio.

(d)Annualized 7-day yield as of period end.

(e)All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued)	S&P 500 Index Master Portfolio
June 30, 2023

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

									Capital Gain
					Change in				Distributions
				Net	Unrealized		Shares		from
	Value at	Purchases	Proceeds	Realized	Appreciation	Value at	Held at		Underlying
Affiliated Issuer	12/31/22	at Cost	from Sales	Gain (Loss)	(Depreciation)	06/30/23	06/30/23	Income	Funds

BlackRock Cash Funds: Institutional, SL
Agency Shares . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 304,198,748	$—	$ (165,472,722)(a)	$30,132	$(83,280)	$ 138,672,878	138,645,150	$296,103(b)	$—
BlackRock Cash Funds: Treasury, SL
Agency Shares . . . . . . . . . . . . . . . . . . . . . . . . . .	113,361,188	—	(14,297,663)(a)	—	—	99,063,525	99,063,525	2,541,386	—
BlackRock, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	97,239,626	1,192,346	(304,877)	(54,454)	(2,355,971)	95,716,670	138,491	1,378,565	—
iShares Core S&P 500 ETF . . . . . . . . . . . . . . . . .	195,527,543	817,021,423	(889,032,139)	22,526,854	15,296,208	161,339,889	361,984	1,960,275	—
				$22,502,532	$12,856,957	$ 494,792,962		$6,176,329	$—

(a)Represents net amount purchased (sold).

(b)All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				Value/
				Unrealized
	Number of	Expiration	Notional	Appreciation
Description	Contracts	Date	Amount (000)	(Depreciation)

Long Contracts
S&P 500 E-Mini Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	534	09/15/23	$119,836	$ 2,234,816

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign
				Currency		Interest
	Commodity	Credit	Equity	Exchange		Rate	Other
	Contracts	Contracts	Contracts	Contracts		Contracts	Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a) . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$ 2,234,816	$—	$	— $	—	$ 2,234,816

(a)Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

				Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$13,872,536	$—	$—	$—	$13,872,536
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$2,698,504	$—	$—	$—	$2,698,504

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$144,431,682
8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued)	S&P 500 Index Master Portfolio
June 30, 2023

For more information about the Master Portfolio's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio's policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio's financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio's financial instruments into major categories is disclosed in the Schedule of Investments above.

Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$34,347,596,505	$—	$
Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	161,339,889	—
Short-Term Securities
Money Market Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,736,403	—

	$34,746,672,797	$—	$
Derivative Financial Instruments(a)

Assets
Equity Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,234,816	$—	$

(a)Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

—$ 34,347,596,505

—161,339,889

—237,736,403

—$ 34,746,672,797

—$ 2,234,816

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities(unaudited)

June 30, 2023

S&P 500 Index

Master Portfolio

ASSETS

Investments, at value — unaffiliated(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments, at value — affiliated(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash pledged for futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Securities lending income — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Contributions from investors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

LIABILITIES

Collateral on securities loaned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Payables:

Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Commitments and contingent liabilities

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS CONSIST OF

Investors' capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(a) Investments, at cost — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(b) Securities loaned, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(c) Investments, at cost — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See notes to financial statements.

$ 34,251,879,835 494,792,962 678,873 7,255,000

27,067

75,875,814

22,054,970

406,250

1,496,943

52,105

34,854,519,819

138,593,583

537,505

60,357

106,998

139,298,443

$ 34,715,221,376

$ 15,858,712,696 18,856,508,680

$ 34,715,221,376

$ 15,461,544,336 $ 138,873,176 $ 430,854,598

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

S&P 500 Index

Master Portfolio

INVESTMENT INCOME

Dividends — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — affiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Securities lending income — affiliated — net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXPENSES

Investment advisory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less:

Fees waived and/or reimbursed by the Manager. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses after fees waived and/or reimbursed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See notes to financial statements.

$ 264,678,846 5,880,226 141,321 296,103 (1,324,683)

269,671,813

1,578,637

128,229

18,499

1,725,365

(196,652)

1,528,713

268,143,100

(96,512,594)

22,502,532

13,872,536

(60,137,526)

4,788,688,209

12,856,957

2,698,504

4,804,243,670

4,744,106,144

$ 5,012,249,244

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Six Months Ended
	06/30/23	Year Ended
	(unaudited)	12/31/22
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$268,143,100	$487,090,874
Net realized loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(60,137,526)	(65,760,923)
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,804,243,670	(6,648,362,451)
Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,012,249,244	(6,227,032,500)
CAPITAL TRANSACTIONS
Proceeds from contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,543,645,389	8,816,188,759
Value of withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,385,518,626)	(7,533,596,462)
Net increase in net assets derived from capital transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	158,126,763	1,282,592,297
NET ASSETS
Total increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,170,376,007	(4,944,440,203)
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,544,845,369	34,489,285,572
End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$34,715,221,376	$29,544,845,369

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

			S&P 500 Index Master Portfolio

	Six Months Ended
	06/30/23	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Total Return
Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16.87%(a)	(18.13)%	28.65%	18.42%	31.44%	(4.38)%
Ratios to Average Net Assets(b)
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.01%(c)	0.01%	0.01%	0.01%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed . . . . . . . . . . . . . . . . . . . . .	0.01%(c)	0.01%	0.01%	0.01%	0.02%	0.04%

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.70%(c)	1.60%	1.39%	1.82%	1.95%	1.92%
Supplemental Data
Net assets, end of period (000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 34,715,221	$ 29,544,845	$ 34,489,286	$ 26,992,973	$ 23,207,958	$ 17,256,929

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4%	13%	6%	5%	3%	12%

(a)Not annualized.

(b)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(c)Annualized.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the "Master Portfolio") is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors ("BFA" or the "Manager") or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as "Foreign taxes withheld", and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction's applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio's maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio's investments are valued at fair value (also referred to as "market value" within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the "Board") has approved the designation of the Master Portfolio's Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager's policies. If a security's market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager's policies and procedures as reflecting fair value. The Manager has formed a committee (the "Valuation Committee") to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio's assets and liabilities:

•Equity investments traded on a recognized securities exchange are valued at that day's official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•Exchange-traded funds ("ETFs") and closed-end funds traded on a recognized securities exchange are valued at that day's official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day's published net asset value ("NAV").

•Futures contracts are valued based on that day's last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange ("NYSE"). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments ("Systematic Fair Value Price"). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager's policies and procedures as reflecting fair value ("Fair Valued Investments"). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee's assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. ("BTC"), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio's Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio's securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral	Net
Counterparty	Loaned at Value	Received(a)	Received, at Fair Value(a)	Amount(b)
Barclays Bank PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,377,929	$(10,377,929)	$—	$—
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,658,563	(8,658,563)	—	—
BofA Securities, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	741,235	(741,235)	—	—
Citadel Clearing LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,788,040	(8,788,040)	—	—
Citigroup Global Markets, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,082,087	(3,082,087)	—	—
Goldman Sachs & Co. LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,700,287	(29,183,865)	—	1,516,422
HSBC Bank PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,672,110	(39,672,110)	—	—
J.P. Morgan Securities LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,754,288	(5,754,288)	—	—
Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,640,660	(1,640,660)	—	—
Natixis SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,412,480	(2,412,480)	—	—
RBC Capital Markets LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,614,008	(2,614,008)	—	—
Scotia Capital (USA), Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	614,633	(614,633)	—	—
SG Americas Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,008,778	(4,993,117)	—	15,661
Toronto-Dominion Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,499,138	(6,499,138)	—	—
UBS AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,712,713	(8,712,713)	—	—
UBS Securities LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	702,336	(701,841)	—	495
Virtu Americas LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	639,696	(639,696)	—	—
Wells Fargo Bank N.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,254,195	(2,254,195)	—	—

	$138,873,176	$(137,340,598)	$—	$1,532,578

(a)Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio's Statement of Assets and Liabilities.

(b)The market value of the loaned securities is determined as of June 30, 2023. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. ("BlackRock"). BlackRock's indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter ("OTC").

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract ("variation margin"). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio's investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio's portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio's net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC ("BAL"), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio's ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio's trustees who are not "interested persons" of MIP, as defined in the 1940 Act ("Independent Trustees"), counsel to the Independent Trustees and the Master Portfolio's independent registered public accounting firm (together, the "independent expenses") are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2024. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $146,728.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the "affiliated money market fund waiver") through June 30, 2024. The contractual agreement may be terminated upon 90 days' notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amounts waived were $37,713.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio's assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days' notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $12,211 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the "collateral investment fees"). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund's weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $110,732 for securities lending agent services.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the "Order") from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the "Interfund Lending Program"), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio's investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund's investment restrictions). If a borrowing BlackRock fund's total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Net Realized
Master Portfolio Name	Purchases	Sales	Gain (Loss)

S&P 500 Index Master Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	$ 99,968,454	$ 40,974,276	$ (29,971,608)

7. PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $1,537,770,522 and $1,213,261,367, respectively.

8. INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio's U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio's financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Master Portfolio Name	Tax Cost	Appreciation	Depreciation	(Depreciation)
S&P 500 Index Master Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 15,892,398,934	$ 19,759,683,563	$ (805,994,787)	$ 18,953,688,776

9. BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate ("OBFR") (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate ("SOFR") (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

10. PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio's prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a "passive" or index approach to try to achieve the Master Portfolio's investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio's NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio's exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund's objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio's portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio's portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative "debt ceiling." Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund's NAV, increase the fund's brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the "Master Portfolio") met on April 18, 2023 (the "April Meeting") and May 23-24, 2023 (the "May Meeting") to consider the approval to continue the investment advisory agreement (the "Agreement") between the Master Portfolio, on behalf of S&P 500 Index Master Portfolio (the "Master Fund") and BlackRock Fund Advisors (the "Manager" or BlackRock), the Master Portfolio's investment advisor. iShares S&P 500 Index Fund (the "Feeder Fund"), a series of BlackRock Funds III (the "Feeder Trust"), is a "feeder" fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the "Board," and the members are referred to as "Board Members"; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as "shareholders"; and (c) the Master Fund and the Feeder Fund are referred to herein together as the "Fund".

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Board considers the continuation of the Agreement for the Master Portfolio on an annual basis. The Board members who are not "interested persons" of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the "Independent Board Members"). The Board's consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock's various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock's personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund's service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock's management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management's and portfolio managers' analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable;

(b)fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund's operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund's investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock's and the Fund's adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable;

(g)BlackRock's and other service providers' internal controls and risk and compliance oversight mechanisms; (h) BlackRock's implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock's implementation of the Fund's valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund ("ETF"), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock's compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals' investments in the fund(s) they manage; and (m) periodic updates on BlackRock's business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge ("Expense Peers"), and the investment performance of the Fund as compared with a peer group of funds ("Performance Peers"); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge's methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock;(h) sales and redemption data regarding the Feeder Fund's shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock's, the Fund's operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund's fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock's relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock's services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock's personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	21

Disclosure of Investment Advisory Agreement (continued)

paragraphs provide more information about some of the primary factors that were relevant to the Board's decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the Fund's performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock's senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing the Fund's performance and the Fund's investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund's portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock's overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock's Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock's compensation structure with respect to the Master Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund's distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock's fund administration, shareholder services, and legal & compliance departments and considered BlackRock's policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock's business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board noted that the Feeder Fund's investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund's performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund's net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C.Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund's contractual management fee rate compared with those of the Fund's Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund's total expense ratio, as well as the Fund's actual management fee rate, to those of the Fund's Expense Peers. The total expense ratio represents a fund's total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock's financial condition. The Board reviewed BlackRock's profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock's estimated profitability with respect to the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to

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Disclosure of Investment Advisory Agreement (continued)

available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock's estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock's assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock's overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock's expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock's commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund's contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund's total expense ratio each ranked in the first quartile relative to the Fund's Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund's asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or "fall-out" benefits that BlackRock or its affiliates may derive from BlackRock's respective relationships with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock's overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund's fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board's year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor's
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This report is authorized for distribution to shareholders and others who have received a copy of the prospectus. Distributor: Homestead Financial Services Corp.

Item 2.  Code of Ethics.

Not required in this filing.

Item 3.  Audit Committee Financial Expert.

Not required in this filing.

Item 4.  Principal Accountant Fees and Services.

Not required in this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. The Registrant’s principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls  and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported by the filing date,  including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control. There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(a)(4)  Not applicable.

(b)A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS TRUST

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Trustee (Principal Executive Officer)

Date: September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Trustee (Principal Executive Officer)

Date: September 5, 2023

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer (Principal Financial & Accounting Officer)

Date: September 5, 2023